1933 Act File Number 333-72447
                                                                   RULE 497(c)



                       FIRST DEFINED PORTFOLIO FUND, LLC

                                   PROSPECTUS

                                 APRIL 28, 2006

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This prospectus is intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation, a Prudential Financial Company. This prospectus provides important information to help you evaluate whether any of the series (each a "Fund" and collectively, the "Funds") of First Defined Portfolio Fund, LLC listed below may be right for you.

                          TARGET MANAGED VIP PORTFOLIO

                          THE DOW(SM) DART 10 PORTFOLIO

                      THE DOW(SM) TARGET DIVIDEND PORTFOLIO

                       GLOBAL DIVIDEND TARGET 15 PORTFOLIO

                           S&P(R) TARGET 24 PORTFOLIO

                          NASDAQ(R) TARGET 15 PORTFOLIO

                        VALUE LINE(R) TARGET 25 PORTFOLIO

                    FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                                TABLE OF CONTENTS

                                                                            PAGE

Target Managed VIP Portfolio.................................................1
The Dow(sm) DART 10 Portfolio................................................2
The Dow(sm) Target Dividend Portfolio........................................3
Global Dividend Target 15 Portfolio..........................................4
S&P(R) Target 24 Portfolio...................................................5
NASDAQ(R) Target 15 Portfolio................................................6
Value Line(R) Target 25 Portfolio............................................7
First Trust 10 Uncommon Values Portfolio.....................................8
Performance Summary..........................................................9
Management Fees and Expenses................................................16
Fund Organization...........................................................17
Fund Management.............................................................17
Fund Investments............................................................18
Additional Information on the Funds' Investment Strategy....................18
Description of Indices......................................................21
Additional Risks of Investing in the Funds..................................22
Investment in Fund Interests................................................23
Redemption of Fund Interests................................................23
Distributions and Taxes.....................................................23
Rule 12b-1 Plan.............................................................23
Net Asset Value.............................................................24
Fund Service Providers......................................................24
Shareholder Inquiries.......................................................24
Frequent Trading............................................................25
Financial Highlights........................................................25

                          TARGET MANAGED VIP PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing in common stocks of companies that are identified by a model based on six uniquely specialized strategies:

        o   The Dow(sm)* DART 5 Strategy;
        o   The European Target 20 Strategy;
        o   The NASDAQ(R)* Target 15 Strategy;
        o   The S&P(R)* Target 24 Strategy;
        o   The Target Small-Cap Strategy; and
        o   The Value Line(R)* Target 25 Strategy

     To select the stocks for the Fund, the investment adviser First Trust Advisors L.P. ("First Trust"), generally selects those stocks identified by a model based on the strategies. Each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the model with an approximately equal amount invested in each strategy. First Trust reserves the right to over-weight, under-weight or exclude certain companies from the Fund.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors.

     The Fund's investment in small cap stocks also presents additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than larger capitalization companies. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

     The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

-----------------------

* "Dow Jones Industrial Average(sm)," "DJIA(sm)," "The Dow Jones Select Dividend Index(sm)," "Dow Industrials(sm)," "The Dow(sm)," and "The Dow 10(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust on behalf of the Fund. None of the Funds, including, and in particular, Target Managed VIP Portfolio, The Dow(sm) Target Dividend Portfolio and The Dow(sm) DART 10 Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

* "The NASDAQ-100(R)," "NASDAQ-100 Index(R)," "NASDAQ Stock Market(R)" and "NASDAQ" are trade or service marks of The NASDAQ, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust on behalf of the Fund. The NASDAQ(R) Target 15 Portfolio has not been passed on by the Corporations as to its legality or suitability. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

* "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the Fund. The S&P(R) Target 24 Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of Standard & Poor's.

* "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust on behalf of the Fund. The Target Managed VIP Portfolio and the Value Line(R) Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Target Managed VIP Portfolio or the Value Line(R) Target 25 Portfolio.

                          THE DOW(SM) DART 10 PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the ten companies in the Dow Jones Industrial Average ("DJIA") that have the highest combined dividend yields and buyback ratios as of the close of business on or about the applicable stock selection date. Buyback ratio is determined by subtracting one from the ratio of the company's common shares outstanding 12 months prior to the applicable stock selection date divided by the common shares outstanding on or about the applicable stock selection date. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy. See "Description of Indices" for a description of the DJIA.

     The Fund invests in stocks with relatively high dividend yields and relatively high buyback ratios. Investing in stocks with high dividend yields and buyback ratios may be effective in achieving the Fund's investment objective. This is because regular dividends are common for established companies and have typically accounted for a large portion of the total return on stocks. Historically, companies rewarded shareholders in the form of dividend payments. By selecting the DJIA stocks with the highest dividend yields, the Fund seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings.

     Each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy in relatively equal amounts. At that time, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

     The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                      THE DOW(SM) TARGET DIVIDEND PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the 20 common stocks from The Dow Jones Select Dividend Index(sm) with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio as of the close of business on or about the applicable stock selection date. Specifically, the Fund's investment strategy consists of the following steps:

     Step 1: The investment adviser ranks all 100 stocks contained in The Dow Jones Select Dividend Index(sm) on or about the applicable stock selection date (best [1] to worst [100]) by:

                  o Greatest change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

                  o Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.

     Step 2: We then select an equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors for The Dow(sm) Target Dividend Strategy.

     Companies which, as of the applicable stock selection date, Dow Jones has announced will be removed from The Dow Jones Select Dividend Index(sm), are removed from the universe of securities from which the Fund's stocks are selected.

     The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy. See "Description of Indices" for a description of The Dow Jones Select Dividend Index(sm).

     Initially and each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy in relatively equal amounts. At that time, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

     The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                       GLOBAL DIVIDEND TARGET 15 PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the companies which are components of the DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index. The Fund primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, FT Index and Hang Seng Index, respectively, and that have the highest dividend yields in the respective index as of the close of business on or about the applicable stock selection date. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy. See "Description of Indices" for a description of the DJIA, FT Index and Hang Seng Index.

     Each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy in relatively equal amounts. At that time, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one-year period, that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's investment in foreign stock presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. The Fund's concentration in securities of United Kingdom and Hong Kong issuers also exposes the Fund to additional risk. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

     The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                           S&P(R) TARGET 24 PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing in common stocks issued by companies that have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the 24 companies selected from a subset of the stocks included in the Standard & Poor's 500 Index ("S&P 500 Index") as of the close of business on or about the applicable stock selection date. See "Description of Indices" for a description of the S&P 500 Index.

     The Fund primarily consists of a portfolio of 24 common stocks selected each year through the following three-step process from a subset of the stocks listed on the S&P 500 Index as of close of business on or about the applicable stock selection date:

     Step 1: All of the economic sectors in the S&P 500 Index are ranked by market capitalization and the eight largest sectors are selected.

     Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:

              Factor 1: Trailing four quarters' return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.

              Factor 2: Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

              Factor 3: Bullish interest indicator, which compares the number of shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

     Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for the Fund. In the event of a tie within a sector, the stock with the higher market capitalization is selected. Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

     Each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy. At that time, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                          NASDAQ(R) TARGET 15 PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average total return.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of fifteen companies selected from a subset of the stocks included in the NASDAQ-100 Index(R) as of the close of business on or about the applicable stock selection date. See "Description of Indices" for a description of the NASDAQ-100 Index.

     The Fund primarily consists of a portfolio of fifteen common stocks selected each year through the following multi-step process from a subset of the stocks listed on the NASDAQ-100 Index as of the close of business on or about the applicable stock selection date:

     Step 1: The first step begins by removing from the index all companies that are the subject of an announced business combination which is expected to occur within six months of the applicable stock selection date.

     Step 2: The second step ranks each remaining security by price appreciation over the prior twelve-month period.

     Step 3: The third step ranks the same securities by price appreciation over the prior six-month period. The combined effect of the second and third step is to select stocks which have shown consistent growth over the past year.

     Step 4: The fourth step numerically ranks the stocks by return on assets ratio.

     Step 5: The fifth step numerically ranks each security by their ratio of cash flow per share to stock price. This is a common indication of value. After ranking each of the securities in each of the second through fifth criteria, the resulting four rankings are added up for each security. Those fifteen securities with the lowest sums are selected for the portfolio.

     The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

     Each year, on or about the stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy. These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the stock selection date. The securities will be adjusted on a proportional basis to accommodate this constraint. On the applicable stock selection date, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

     The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                        VALUE LINE(R) TARGET 25 PORTFOLIO

FUND OVERVIEW
INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing in 25 of the 100 common stocks that Value Line(R) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks 1,700 stocks which represent approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given its #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(R) bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's #1 ranking for Timeliness as of the close of business on or about the applicable stock selection date.

     The Fund primarily consists of a portfolio of 25 common stocks selected each year through the following multi-step process from a subset of the stocks that receive Value Line's #1 ranking for Timeliness as of the close of business on or about the applicable stock selection date:

     Step 1: The Fund starts with the 100 stocks which Value Line(R) on or about the stock selection date gives its #1 ranking for Timeliness(TM), and removes the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

     Step 2: The Fund screens for consistent growth by ranking the remaining stocks based on 12-month and 6-month price appreciation (best [1] to worst [100]).

     Step 3: The Fund then screens for profitability by ranking the stocks by their return on assets.

     Step 4: Finally, the Fund screens for value by ranking the stocks based on their price to cash flow.

     Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 25 stocks with the lowest sums for the Fund.

     The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

     Each year, on or about the stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy. These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the stock selection date. The securities will be adjusted on a proportional basis to accommodate this constraint. On the applicable stock selection date, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. The Fund's investment in small cap stocks also present additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than larger capitalization companies. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

     The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                    FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing primarily in the ten common stocks, listed on a U.S. securities exchange, selected by the Investment Policy Committee of Lehman Brothers Inc. ("Lehman Brothers")* with the assistance of the Research Department of Lehman Brothers which, in the opinion of Lehman Brothers, have the greatest potential for capital appreciation (on a percentage basis) during the next year. The portfolio will be adjusted annually on or about July 1 in accordance with the investment strategy.

     Each year, on or about the annual stock selection date (July 1), the Fund expects to invest in the securities determined by Lehman Brothers in relatively equal amounts. At that time, the percentage relationship among the numbers of shares of each issuer held by the Fund is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in foreign stocks presents additional risk, including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified Fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

     The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

------------------

* The Fund is not sponsored or created by Lehman Brothers. Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the Fund.

PERFORMANCE SUMMARY

     The bar charts below and on the following pages show each Fund's (other than The Dow(sm) Target Dividend Portfolio's) annual total return for the calendar years since each Fund's inception. The tables below and on the following pages show each Fund's (other than The Dow(sm) Target Dividend Portfolio's) average annual total return for the past calendar year, five years and since the Fund's inception. (Performance information for The Dow(sm) Target Dividend Portfolio is not provided because the Fund is newly organized and does not have performance information for at least one calendar year.) The bar charts and tables provide an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns compare to those of broad measures of market performance. These tables assume reinvestment of dividends and distributions. The performance figures provided below do not reflect the deduction of any charges that are imposed under a variable annuity contract or the effect of taxes. If these amounts were reflected, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indicator of how a Fund will perform in the future.

TARGET MANAGED VIP PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                      Performance Year     Total Return
                      ----------------     ------------
                      2000                   7.2%
                      2001                  -5.0%
                      2002                 -21.0%
                      2003                  34.9%
                      2004                  12.3%
                      2005                   7.2%

     *The year-to-date return as of March 31, 2006 was 2.85%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended December 31, 2000             25.66%
Worst Quarter:           Quarter Ended September 30, 2002           -19.78%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                    SINCE
                                             1 YEAR      5 YEARS    INCEPTION(1)
                                             ------      -------    ------------
Target Managed VIP Portfolio(2)...........    7.2%         4.0%        0.8%
Dow Jones Industrial Average(3)...........    1.7%         2.0%        2.2%
Russell 3000 Index(4).....................    6.2%         1.6%        1.9%

-----------

1    Commenced operations on October 6, 1999.

2 Effective April 30, 2002, based upon the determination of the Board of Trustees, the Fund changed its name from The Dow(sm) Target 5 Portfolio to the Target Managed VIP Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

3 The Dow Jones Industrial Average(sm) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

4 The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

THE DOW(SM) DART 10 PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                     8.7%
                     2001                   -14.8%
                     2002                   -18.3%
                     2003                    19.9%
                     2004                     3.8%
                     2005                    -3.2%

     *The year-to-date return as of March 31, 2006 was 3.69%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended June 30, 2003                 17.82%
Worst Quarter:           Quarter Ended September 30, 2002           -24.19%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
----------------------------------------------------

                                                                    SINCE
                                             1 YEAR    5 YEARS      INCEPTION(1)
                                             ------    -------      ------------
The Dow(sm) DART 10 Portfolio..............  -3.2%      -3.4%          -2.7%
Dow Jones Industrial Average(2)............   1.7%       2.0%           2.2%

------------

1    Commenced operations on October 6, 1999.

2 The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

GLOBAL DIVIDEND TARGET 15 PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                     2.0%
                     2001                    -2.4%
                     2002                   -14.7%
                     2003                    34.1%
                     2004                    25.4%
                     2005                    10.2%

     *The year-to-date return as of March 31, 2006 was 7.66%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended June 30, 2003                 26.76%
Worst Quarter:           Quarter Ended September 30, 2002           -17.70%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
----------------------------------------------------

                                                                    SINCE
                                                 1 YEAR   5 YEARS   INCEPTION(1)
                                                 ------   -------   ------------
Global Dividend Target 15 Portfolio(2).........   10.2%    9.0%        7.0%
MSCI Developed Markets World Index(3)..........    9.5%    2.2%        1.6%

------------

1    Commenced operations on October 6, 1999.

2 Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

3 The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg)

S&P(R) TARGET 24 PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                   -19.4%
                     2001                   -24.6%
                     2002                   -14.6%
                     2003                    24.1%
                     2004                    13.7%
                     2005                     4.2%

     *The year-to-date return as of March 31, 2006 was 1.00%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended June 30, 2003                 11.59%
Worst Quarter:           Quarter Ended September 30, 2002           -18.86%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                    SINCE
                                             1 YEAR     5 YEARS     INCEPTION(1)
                                             ------     -------     ------------
S&P(R) Target 24 Portfolio(2).............    4.2%       -1.1%        -1.6%
S&P 500 Index(3)..........................    4.9%        0.5%         0.6%

-----------------

1  Commenced operations on October 6, 1999.

2 Effective April 30, 2002, based upon the determination of the Board of Trustees, the Fund changed its name from the S&P(R) Target 10 Portfolio to the S&P(R) Target 24 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of primary investment strategy.

3 The Standard & Poor's 500 Index ("S&P 500 Index") is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

NASDAQ(R) TARGET 15 PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                   -11.8%
                     2001                   -28.2%
                     2002                   -26.2%
                     2003                    36.0%
                     2004                    -2.7%
                     2005                     3.3%

     *The year-to-date return as of March 31, 2006 was 7.39%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended March 31, 2000                39.04%
Worst Quarter:           Quarter Ended December 31, 2000            -39.76%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                    SINCE
                                             1 YEAR     5 YEARS     INCEPTION(1)
                                             ------     -------     ------------
NASDAQ(R) Target 15 Portfolio.............    3.3%       -6.2%        -1.1%
NASDAQ 100 Index(2).......................    1.9%       -6.6%        -6.5%

-------------------

1    Commenced operations on October 6, 1999.

2 The NASDAQ 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ. (Bloomberg)

VALUE LINE(R) TARGET 25 PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                   -42.9%
                     2001                   -55.5%
                     2002                   -42.9%
                     2003                    40.9%
                     2004                    21.6%
                     2005                    19.7%

     *The year-to-date return as of March 31, 2006 was 4.53%
     .
FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended December 31, 2001             37.42%
Worst Quarter:           Quarter Ended December 31, 2000            -44.66%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                    SINCE
                                              1 YEAR     5 YEARS    INCEPTION(1)
                                              ------     -------    ------------
Value Line(R) Target 25 Portfolio(2)........   19.7%      -12.2%     -10.9%
Russell 3000 Index(3).......................    6.2%        1.6%       1.9%

----------

1    Commenced operations on October 6, 1999.

2 Effective April 30, 2002, based upon the determination of the Board of Trustees, the Fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

3 The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                   -26.4%
                     2001                   -35.6%
                     2002                   -36.9%
                     2003                    37.0%
                     2004                    11.4%
                     2005                     0.6%

     *The year-to-date return as of March 31, 2006 was 3.82%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended June 30, 2003                  24.62%
Worst Quarter:           Quarter Ended March 31, 2001                -30.63%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                    SINCE
                                                1 YEAR    5 YEARS   INCEPTION(1)
                                                ------    -------   ------------
First Trust 10 Uncommon Values Portfolio......    0.6%     -9.0%      -9.9%
S&P 500 Index(2)..............................    4.9%      0.5%       0.6%

------------

1    Commenced operations on October 6, 1999.

2 The Standard & Poor's 500 Index ("S&P 500 Index") is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

MANAGEMENT FEES AND EXPENSES

     This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are costs that are charged directly to you. These fees are not charged on dividend reinvestments or exchanges. Annual fund operating expenses are deducted from each Fund's assets every year, so they are paid indirectly by all investors. The Funds have no sales charge (load). The Total Annual Fund Operating Expenses reflected below do not include contract level fees of the variable annuity policies offered by American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia"). If such fees were included the Total Annual Operating Expenses would be higher.

     FEES AND EXPENSES: The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

    SHAREHOLDER FEES (fees paid directly from your investment)

             Maximum Sales Charges (Load)..............................None
             Maximum Deferred Sales Charge (Load)......................None
             Exchange Fee..............................................None

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                 TOTAL                          TOTAL
                                                                 ANNUAL                         ANNUAL
                                                                 FUND         EXPENSE           FUND
                                          12B-1                  OPERATING    WAIVERS           OPERATING
                            MANAGEMENT    SERVICE     OTHER      EXPENSES     AND               EXPENSES
FUND NAME                   FEES          FEES(1)     EXPENSES   (GROSS)      REIMBURSEMENTS    (NET)(2)
----------------            ----------    -------     --------   ---------    --------------    ----------
Target Managed VIP
   Portfolio                0.60%         0.25%       0.63%      1.48%        0.01%             1.47%
The Dow(sm) DART 10
   Portfolio                0.60%         0.25%       0.74%      1.59%        0.12%             1.47%
The Dow(sm) Target
   Dividend Portfolio       0.60%         0.25%       0.67%      1.52%        0.05%             1.47%
Global Dividend Target 15
   Portfolio                0.60%         0.25%       0.76%      1.61%        0.14%             1.47%
S&P(R) Target 24
   Portfolio                0.60%         0.25%       0.73%      1.58%        0.11%             1.47%
NASDAQ(R) Target 15
   Portfolio                0.60%         0.25%       0.98%      1.83%        0.36%             1.47%
Value Line(R) Target 25
   Portfolio                0.60%         0.25%       0.64%      1.49%        0.02%             1.47%
First Trust 10 Uncommon
   Values Portfolio         0.60%         0.25%       0.84%      1.69%        0.32%             1.37%

-------------------

1 The Board of Trustees reserves the right to suspend payments under the 12b-1 Plan at any time. The amounts paid for fiscal year ended December 31, 2005 were as follows: $370,657 - Target Managed VIP Portfolio; $32,986 - The Dow(sm) DART 10 Portfolio; $58,719 - The Dow(sm) Target Dividend Portfolio; $69,651 - Global Dividend Target 15 Portfolio; $40,245 - S&P(R) Target 24 Portfolio; $15,475 - NASDAQ(R) Target 15 Portfolio; $96,484 - Value Line(R) Target 25 Portfolio, and $20,142 - First Trust 10 Uncommon Values Portfolio. The amount set forth for each Fund under "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Waivers and Reimbursements" assumes payment of 12b-1 fees at an annual rate of 0.25% for a full year.

2 First Trust has contractually agreed to waive fees and reimburse expenses of the Funds through December 31, 2007, to limit Total Annual Fund Operating Expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the 10 Uncommon Values Portfolio and 1.47% for each of the other Funds' average daily net assets. There can be no assurance that First Trust will continue to waive fees and reimburse expenses after December 31, 2007. First Trust may seek restitution from the Funds for fees waived and reimbursed through December 31, 2007; however, such restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.

     EXAMPLE: This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund for the time periods (whether you redeemed your interests or not) and assumes that your investment has a 5% return each year and that the operating expenses remain the same. The example does not take into account contract level fees of the variable annuity policies offered by American Skandia. If such fees were included the estimated expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

FUND NAME                                     1 YEAR          3 YEARS*       5 YEARS*         10 YEARS*
---------                                     ------          --------       --------         ---------
Target Managed VIP Portfolio                  $151            $477           $  837           $1,907
The Dow(sm) DART 10 Portfolio                 $151            $501           $  888           $2,038
The Dow(sm) Target Dividend Portfolio         $151            $486           $  856           $1,955
Global Dividend Target 15 Portfolio           $151            $506           $  898           $2,061
S&P(R) Target 24 Portfolio                    $151            $499           $  884           $2,026
NASDAQ(R) Target 15 Portfolio                 $151            $554           $1,000           $2,322
Value Line(R) Target 25 Portfolio             $151            $479           $  842           $1,919
10 Uncommon Values Portfolio                  $140            $513           $  924           $2,146

     The above example is for comparison purposes only and is not a representation of each Fund's actual expenses and returns, either past or future.

---------------

* The waiver and reimbursement arrangement agreed to by First Trust, if not extended, will terminate on December 31, 2007. Thus, the 3 years, 5 years and 10 years expense amounts reflect the waiver and reimbursement for only the first year.

FUND ORGANIZATION

     Each Fund is a series of First Defined Portfolio Fund, LLC ("First Defined"), a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is treated as a separate mutual fund with its own investment objective and policies. First Defined is organized as a Delaware limited liability company. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects First Defined's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent. Board members are elected by holders of First Defined's membership interests.

     Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in "membership interests." The Funds are not offered directly to the public. Interests of the Funds are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies issued by American Skandia. Account B is the sole member of First Defined. Variable annuity owners of Account B who have policy values allocated to any of the Funds have indirect rights in such Fund's interests.

     The Funds seek their investment objectives by investing their assets primarily in accordance with a particular investment strategy. The Funds' portfolios are generally adjusted annually to reflect the strategies most recent selections. The Target Managed VIP Portfolio generally invests its assets based on an investment strategy but may under-weight, over- weight or exclude certain securities. (See "Fund Overview" for each Fund for a description of the investment strategies).

FUND MANAGEMENT

     The overall management of the business and affairs of the Funds is the responsibility of the Board of First Defined.

     First Trust, 1001 Warrenville Road, Lisle, Illinois, 60532, is the investment adviser to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios and certain other services necessary for the management of the portfolios.

     First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of Trustees of First Defined.

     First Trust serves as adviser or subadviser for 24 mutual fund portfolios, five exchange-traded funds and 12 closed-end funds and is also the portfolio supervisor of unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), some of which are substantially similar to the Funds. FTP, 1001 Warrenville Road, Lisle, Illinois 60532, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Funds' interests.

     There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee. The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel and Roger F. Testin. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management LLC from 2000 to 2003 and is a Senior Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr.

Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since August 2001, Mr. Testin has been a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the Funds' portfolios. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' Statement of Additional Information ("SAI"). In addition, the SAI provides additional information regarding the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of securities in the Funds.

Fees and Expenses

     For providing management services, First Trust is paid an annual fund management fee by the Funds of 0.60% of average daily net assets. For the most recent fiscal year ended December 31, 2005, because of fee waivers and expense reimbursements, the Funds paid the following amounts to First Trust: Target Managed VIP Portfolio-0.59% of average daily net assets, The Dow(sm) DART 10 Portfolio-0.48% of average daily net assets, The Dow(sm) Target Dividend Portfolio- 0.55% of average daily net assets, Global Dividend Target 15 Portfolio-0.46% of average daily net assets, S&P(R) Target 24 Portfolio-0.49% of average daily net assets, NASDAQ(R) Target 15 Portfolio-0.24% of average daily net assets, Value Line(R) Target 25 Portfolio-0.58% of average daily net assets, and First Trust 10 Uncommon Values Portfolio-0.28% of average daily net assets. Information regarding the Board of Trustees' approval of the Funds' investment advisory contract is currently available in the Funds' annual report for the fiscal year ended December 31, 2005, except for The Dow(sm) Target Dividend Portfolio, for which such information is available in the semi-annual report to shareholders for the period ended June 30, 2005.

     Each Fund pays for its own operating expenses such as custodial, transfer agent, administrative, accounting and legal fees; brokerage commissions; service fees; licensing fees (if applicable); extraordinary expenses; and its portion of First Defined's operating expenses. First Trust has contractually agreed to waive fees and reimburse expenses through December 31, 2007, to prevent a Fund's Total Annual Fund Operating Expenses (excluding brokerage expenses and extraordinary expenses) from exceeding 1.47% of the average daily net asset value of each Fund (other than the 10 Uncommon Values Portfolio whose expense cap is 1.37% of average daily net assets). First Trust may seek restitution from the Funds for fees waived and reimbursed through December 31, 2007; however, the restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.


FUND INVESTMENTS

Equity Securities

     Each Fund invests primarily in equity securities. Eligible equity securities include common stocks; warrants to purchase common stocks; and securities convertible into common stocks, such as convertible bonds and debentures. In addition, the Funds may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Short-Term Investments

     Each Fund may invest in cash equivalents or other short-term investments including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.

Futures and Options

     Each Fund may invest in various investment strategies designed to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

Delayed Delivery Securities

     Each Fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

Disclosure of Portfolio Holdings

     A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is included in the Funds' SAI.

ADDITIONAL INFORMATION ON THE FUNDS' INVESTMENT STRATEGIES

     To select securities for the Funds, other than the Target Managed VIP Portfolio, First Trust primarily follows a disciplined investment strategy that invests in the common stocks determined by the strategy. The portfolio of each Fund is adjusted annually on or about the Funds' annual stock selection date of December 31 (July 1 for the 10 Uncommon Values Portfolio), in accordance with the applicable investment strategy. On or about the annual stock selection date for a Fund, a percentage relationship among the number of shares of each issuer in the Fund will be established. When additional assets are deposited into the Fund, additional securities will be purchased in such numbers that reflect as nearly as practicable the percentage relationship of the number of shares of each issuer established on or about the annual stock selection date. First Trust will likewise attempt to replicate the percentage relationship of shares when selling securities for a Fund. The percentage relationship among the number of securities in a Fund should therefore, remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of a Fund will fluctuate during the year, above and below the proportion established on the annual stock selection date. On or about the annual stock selection date for a Fund, new securities will be selected and a new percentage relationship will be established among the number of securities for the Fund.

     To select securities for the Target Managed VIP Portfolio, First Trust utilizes a model based on six specialized strategies. It will not necessarily maintain a particular percentage relationship among those securities.

     It is generally not possible for First Trust to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it is usually impossible for a Fund to be 100% invested in the prescribed mix of securities at any given time. To the extent that a Fund is not fully invested, the interests of variable annuity policy owners may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, First Trust will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by a Fund are amounts expected to be deducted as expenses, amounts too small to purchase additional round lots of the securities and amounts held during the settlement of portfolio transactions.

Investment Limitations

     The Funds have adopted certain investment limitations (based on total assets) that cannot be changed without interest holder approval and are designed to limit your investment risk. Such limitations are described in the SAI.

Hedging and Other Defensive and Temporary Investment Strategies

     Although the Funds have no present intentions to vary from their investment strategies under any circumstances, the Funds may invest up to 100% of their assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, a Fund may not be able to achieve its investment objective.

     First Trust may also use various investment strategies designed to hedge against changes in the value of securities a Fund owns or expects to purchase or to hedge against interest rate changes and to hedge against currency fluctuations during the settlement of portfolio transactions. These hedging strategies include using financial futures contracts, options, options on financial futures, foreign currency forward contracts or stock index options. The ability of a Fund to benefit from options and futures is largely dependent on First Trust's ability to use such strategies successfully. A Fund could lose money on futures transactions or an option could expire worthless.

     Each Fund's investment objective may not be changed without interest holder approval. The above investment policies may be changed by the Board of Trustees without interest holder approval unless otherwise noted in this prospectus or the SAI.

Portfolio Turnover

     A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100%, for example, would occur if a Fund sold and replaced securities valued at 100% of its net assets within a one-year period. The Funds anticipate that their annual portfolio turnover rates will generally be less than 100%. Each Fund's portfolio turnover rates are provided in the "Financial Highlights." Active trading (portfolio turnover rates greater than 100%) would result in the payment by the Fund of increased brokerage costs and expenses.

Target Managed VIP Portfolio Strategies

     The Target Managed VIP Portfolio invests in the common stocks of certain companies which are identified by applying a model based on six uniquely specialized strategies: the European Target 20 Strategy, the Target Small-Cap Strategy, The Dow(sm) DART 5 Strategy, The NASDAQ(R) Target 15 Strategy, the S&P(R) Target 24 Strategy and the Value Line(R) Target 25 Strategy.

     European Target 20 Strategy.

     The European Target 20 Strategy is determined as follows:

              Step 1: The investment adviser ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield.

              Step 2: The investment adviser selects the 20 highest
                      dividend-yielding stocks.

     Target Small-Cap Strategy.

     The Target Small-Cap Strategy is determined as follows:

              Step 1: The investment adviser selects the stocks of all U.S.
                      corporations which trade on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or the NASDAQ Stock Market ("NASDAQ") (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts).

              Step 2: The investment adviser then selects companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000. For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation.

              Step 3: The investment adviser next selects stocks with positive three-year sales growth.

              Step 4: From there the investment adviser selects those stocks whose most recent annual earnings are positive.

              Step 5: The investment adviser eliminates any stock whose price has appreciated by more than 75% in the last 12 months.

              Step 6: The investment adviser then selects the 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest).

     All steps are applied monthly and rolling quarterly data is used instead of annual figures where possible.

     The Dow(sm) DART 5 Strategy.

     The Dow(sm) DART 5 Strategy stocks are determined as follows:

              Step 1: The investment adviser ranks all 30 stocks contained in the DJIA by the sum of their dividend yield and buyback ratio.

              Step 2: The investment adviser then selects the ten stocks with the highest combined dividend yields and buyback ratios.

              Step 3: From the ten stocks selected in Step 2, the investment adviser selects the five stocks with the greatest increase in the percentage change in return on assets in the most recent year as compared to the previous year.

     The NASDAQ(R) Target 15 Strategy.

     The NASDAQ(R) Target 15 Strategy stocks are determined as follows:

              Step 1: The investment adviser selects the stocks which are components of the NASDAQ-100 Index(R) and numerically ranks them by 12-month price appreciation (best (1) to worst (100)).

              Step 2: The investment adviser then numerically ranks the stocks by six-month price appreciation.

              Step 3: The stocks are then numerically ranked by return on assets ratio.

              Step 4: The investment adviser then numerically ranks the
                      stocks by the ratio of cash flow per share to stock price.

              Step 5: The investment adviser adds up the numerical ranks achieved by each company in the above steps and selects the 15 stocks with the lowest sums.

     The stocks which comprise The NASDAQ(R) Target 15 Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise approximately less than 1% or 25% or more of The NASDAQ(R) Target 15 Strategy portion of the portfolio on or about the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

     S&P(R) Target 24 Strategy.

     The S&P(R) Target 24 Strategy stocks are determined as follows:

              Step 1: All of the economic sectors in the S&P 500 Index are ranked by market capitalization and the eight largest sectors are selected.

              Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:

                      Factor 1: Trailing four quarters' return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.

                      Factor 2: Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

                      Factor 3: Bullish interest indicator, which compares the number of shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

              Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for the Fund. In the event of a tie within a sector, the stock with the higher market capitalization is selected. Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from.

              Value Line(R) Target 25 Strategy.

              The Value Line(R) Target 25 Strategy is determined as follows:

              Step 1: The investment adviser starts with the 100 stocks which
                      Value Line(R) gives its #1 ranking for Timeliness(TM), removes the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange, and applies the following screens.

              Step 2: The investment adviser screens for consistent growth by ranking those remaining stocks based on 12- month and 6-month price appreciation (best [1] to worst [100]).

              Step 3: The investment adviser then screens for profitability by ranking the stocks by their return on assets.

              Step 4: Finally, the investment adviser screens for value by ranking the stocks based on their price to cash flow.

              Step 5: The investment adviser adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

     The stocks which comprise the Value Line(R) Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise approximately less than 1% or 25% or more of the Value Line(R) Target 25 Strategy portion of the portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

DESCRIPTION OF INDICES

     The portfolios of certain of the Funds consist of the common stocks of companies included on various indices. A description of certain of the indices is provided below.

The Dow Jones Industrial Average(sm) (DJIA)

     The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The Dow Jones Select Dividend Index(R)

     The Dow Jones Select Dividend Index(R) is comprised of 100 of the highest dividend yielding securities (excluding REITs) in the Dow Jones U.S. Total Market Index, a broad-based index representative of the total market for U.S. equity securities.

The Financial Times Industrial Ordinary Share Index (FT Index)

     The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of British industry and commerce. This index is an unwatched average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

The Hang Seng Index

     The Hang Seng Index presently consists of 33 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations.

The NASDAQ-100 Index(R)

     The NASDAQ-100 Index(R) represents the largest non-financial domestic and international issues listed on the NASDAQ Stock Market(R). The index is calculated based on a modified capitalization weighted methodology. The NASDAQ Stock Market(R) lists approximately 5,000 companies and trades more shares per day than any other major U.S. market.

The Standard & Poor's 500 Index (S&P 500 Index)

     Widely regarded as the standard for measuring large-cap U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stocks' weight in the index proportionate to its market value.

     Except as described in the prospectus or SAI, the publishers of the indices have not granted the Funds or First Trust a license to use their respective index. The Funds are not designed so that prices will parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their prices will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of the Funds or in the selection of stocks in the Funds.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

     Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following risks.

     Market risk: Market risk is the risk that a particular stock, an industry or sector, a mutual fund or stocks in general may fall in value.

     Small-cap company risk: Certain funds may invest in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger capitalization companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger capitalization companies.

     Inflation risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds' assets can decline as can the value of the Funds' distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

     Foreign investment risk: Certain Funds may invest in foreign securities. Securities issued by foreign companies or governments present risks beyond those of securities of U.S. issuers. Risks of investing in foreign securities include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries. Prices of foreign securities also may be more volatile.

     Concentration risk: Each Fund is classified as "non-diversified." As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by its own investment restrictions and by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since each Fund may invest a relatively high percentage of its assets in a limited number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

     In addition, the Funds may be concentrated in the securities of a given industry if the applicable investment strategy selects such securities. A concentration makes a Fund more susceptible to any single occurrence affecting the industry or sector and may subject the Fund to greater market risk than more diversified funds.

     Technology Sector: Companies involved in the technology sector must contend with the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Also, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories.

     The Global Dividend Target 15 Portfolio is considered to be concentrated in the securities of United Kingdom and Hong Kong issuers. Particular risk factors follow:

     United Kingdom: The United Kingdom is one of 25 members of the European Union ("EU"), which was formed by the Maastricht Treaty on European Union. The Treaty has had the effect of eliminating most of the remaining trade barriers between the member nations and has made Europe one of the largest common markets in the world. However, the continued implementation of the Treaty provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and their effect on securities issued by United Kingdom issuers impossible to predict.

     Hong Kong: Hong Kong issuers are subject to risks related to Hong Kong's political and economic environment, the volatility of the Hong Kong stock market, and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Hong Kong reverted to Chinese control on July 1, 1997 and any increase in uncertainty as to the future economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock

Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

     Investment strategy risk: The Funds are exposed to additional market risk due to their policy of investing in accordance with an investment strategy. As a result of this policy, securities held by a Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.

INVESTMENT IN FUND INTERESTS

     Interests of the Funds are sold only to Account B to fund the benefits of the variable annuity policies issued by American Skandia. Account B purchases interests of the Funds in accordance with variable account allocation instructions received from owners of the policies. First Trust then uses the proceeds to buy securities for the Funds. Account B, as an interest holder, has an ownership interest in the Funds' investments.

     The Funds do not issue interest certificates. Individual investors may not purchase or redeem interests in the Funds directly; interests may be purchased or redeemed only through the policies. There are no minimum investment requirements. All investments in a Fund are credited to the interest holder's account in the form of full and fractional interests of the designated Fund (rounded to the nearest 1/1000 of a share). For a discussion of how policy owners may purchase Fund interests, please refer to the prospectus for Account
B. Owners of the policies may direct purchase or redemption instructions to American Skandia at 1 Corporate Drive, Shelton, Connecticut 06484-0883 or by calling (800) 752-6342.

     The price received for purchase requests will depend on when the order is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be received. A business day is any day the New York Stock Exchange is open for business and normally ends at 4:00 p.m., Eastern time. See "Net Asset Value" for a discussion of how interests are priced.

REDEMPTION OF FUND INTERESTS

     Each Fund offers to buy back (redeem) interests of the Fund from Account B at any time at net asset value. Account B will redeem interests to make benefit or surrender payments under the terms of the variable annuity policies or to effect transfers among investment options. Redemptions are processed on any day on which the Funds are open for business and are effected at the net asset value next determined after the redemption order, in proper form, is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be used. For a discussion of how policy owners may redeem interests, please refer to the prospectus for Account B.

        o A Fund may suspend the right of redemption only under the following unusual circumstances:

        o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

        o when trading in the markets utilized is restricted, or when an emergency exists so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable; or

        o during any period when the Securities and Exchange Commission may permit.


DISTRIBUTIONS AND TAXES

Automatic Reinvestment

     All dividends payable by a Fund will be reinvested in the Fund.

Taxes and Tax Reporting

     First Defined is a limited liability company with all of its interests owned by a single entity (Account B). Accordingly, First Defined is part of the operations of American Skandia and is not taxed separately. First Defined does not intend to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for Account B.

Internal Revenue Service Diversification Requirements

     The Funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the status of the variable annuity policies issued by Account B under Section 817 of the Internal Revenue Code. First Trust reserves the right to depart from the investment strategy of a Fund in order to meet these diversification requirements. See the SAI for more specific information.

RULE 12B-1 PLAN

     FTP serves as the selling agent and distributor of the Funds' interests. In this capacity, FTP manages the offering of the Funds' interests and is responsible for all sales and promotional activities. In order to compensate FTP for its costs in connection with these activities, each Fund has adopted a service plan under Rule 12b-1 of the 1940 Act. Each Fund may spend up to 0.25% per year of its average daily net assets as a service fee. FTP uses the service fee to compensate American Skandia for providing account services to policy owners. These services include establishing and maintaining policy owners' accounts, supplying information to policy owners, delivering Fund materials to policy owners, answering inquiries, and providing other personal services to policy owners. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the plan allows First Trust to use a portion of its advisory fee to compensate FTP for other expenses, including printing and distributing prospectuses to persons other than interest holders or policy owners, and the expenses of compensating its sales force and preparing, printing and distributing advertising, sales literature and reports to interest holders and policy owners used in connection with the sale of interests. The Board of Trustees reserves the right to suspend payments under the 12b-1 Plan at any time.

     For the fiscal year ended December 31, 2005, all 12b-1 fees paid during the period were paid to American Skandia for providing account services. Please see "Rule 12b-1 Plan" in the SAI for further details.

NET ASSET VALUE

     The price of Fund interests is based on a Fund's net asset value ("NAV") per interest which is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for each Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of interests outstanding. The result, rounded to the nearest cent, is the NAV per interest. All valuations are subject to review by the Board of Trustees or its delegate.

     In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or foreign exchange or on the NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the-counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. The value of any portfolio security held by a Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board of Trustees or its designee in a manner that most fairly reflects fair market value of the security on the valuation date.

     Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. The use of fair value prices by a Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

     For Funds that hold securities that trade primarily on foreign exchanges, the NAV of a Fund's interests may change on days when interest holders will not be able to purchase or redeem the Fund's interests.

FUND SERVICE PROVIDERS

     The Funds' transfer and dividend paying agent and shareholder services, fund accounting and administrative agent is PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 ("PFPC"). PFPC performs bookkeeping, data processing, accounting and administrative services for the operation of the Funds and the maintenance of shareholder accounts. The custodian of the assets of the Funds is PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

     American Skandia performs certain administrative services for the Funds, Account B and the variable annuity policies. The Funds pay an administrative fee of 0.30% of average daily net assets to cover expenses incurred by American Skandia in connection with these services and First Trust pays an additional fee of 0.10% of average daily net assets to American Skandia for administrative services performed for the Funds. For more information on the Funds' expenses, see the SAI.

SHAREHOLDER INQUIRIES

     All inquiries regarding the Funds should be directed to the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 621-1675.

FREQUENT TRADING

     The Funds are intended for long-term investment and discourage frequent trading. Due to the fact that all shares of each Fund are issued to, and redeemed from, American Skandia Variable Account B, the Fund itself cannot generally monitor trading by a particular investor. Therefore, the Funds will rely nearly exclusively on American Skandia to adopt policies and procedures with respect to transfers into or from Account B. The Funds have reviewed the market timing policies and procedures of American Skandia and have determined that such policies are reasonably designed to prevent or detect market timing activity.

     Excessive trading in the Funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

     Accordingly, the Funds have adopted a Market Timing Policy that seeks to balance the Funds' need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with First Defined's financial statements, is incorporated by reference in the SAI and annual report, which is available without charge, upon request. First Defined's annual report accompanies the SAI.

FINANCIAL HIGHLIGHTS

TARGET MANAGED VIP PORTFOLIO

FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                       YEAR          YEAR         YEAR         YEAR         YEAR
                                                       ENDED         ENDED        ENDED        ENDED        ENDED
                                                       12/31/05      12/31/04     12/31/03    12/31/02(a)   12/31/01
                                                       --------      --------     --------    --------      --------
Net asset value, beginning of year............           $9.80         $8.73        $6.47        $8.19         $8.62
                                                       ---------     ---------    ---------   ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income.........................            0.03          0.01++       0.02         0.00++#       0.18++
Net realized and unrealized gain/(loss)
     on investments...........................            0.68          1.06         2.24        (1.72)        (0.61)
                                                       ---------     ---------    ---------   ---------     ---------
Total from investment operations..............            0.71          1.07         2.26        (1.72)        (0.43)
                                                       ---------     ---------    ---------   ---------     ---------
Net asset value, end of year..................          $10.51         $9.80        $8.73        $6.47         $8.19
                                                       =========     =========    =========   =========     =========

TOTAL RETURN+.................................            7.24%        12.26%       34.93%      (21.00)%       (4.99)%
                                                       =========     =========    =========   =========     =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............        $182,892      $108,473      $20,488      $12,056        $2,126
Ratio of operating expenses to average
     net assets...............................            1.47%         1.47%        1.47%        1.47%         1.47%
Ratio of net investment income
     to average net assets....................            0.26%         0.14%        0.41%        0.06%         2.20%
Portfolio turnover rate.......................           75.54%        42.60%       72.28%       78.53%        47.95%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................            1.48%         2.07%        1.69%        2.73%        12.69%

--------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

#    Amount represents less than $0.01 per Membership Interest.

(a) Effective April 30, 2002, based upon the determination of the Board of Trustees, the Fund changed its name from The Dow(sm) Target 5 Portfolio to the Target Managed VIP Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

FINANCIAL HIGHLIGHTS

THE DOW(SM) DART 10 PORTFOLIO

FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                      YEAR          YEAR         YEAR         YEAR         YEAR
                                                      ENDED         ENDED        ENDED        ENDED        ENDED
                                                      12/31/05      12/31/04     12/31/03     12/31/02     12/31/01
                                                      --------      --------     --------     --------     --------
Net asset value, beginning of year............           $8.69         $8.37        $6.98        $8.54       $10.02
                                                      --------      --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income.........................            0.14++        0.15++       0.22         0.12++       0.14++
Net realized and unrealized gain/(loss)
     on investments...........................           (0.42)         0.17         1.17        (1.68)       (1.62)
                                                      --------      --------     --------     --------     --------
Total from investment operations..............           (0.28)         0.32         1.39        (1.56)       (1.48)
                                                      --------      --------     --------     --------     --------
Net asset value, end of year..................           $8.41         $8.69        $8.37        $6.98        $8.54
                                                      ========      ========     ========     ========     ========

TOTAL RETURN+.................................           (3.22)%        3.82%       19.91%      (18.27)%     (14.77)%
                                                      ========      ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............         $11,611       $12,749       $4,268       $4,219        $4,064
Ratio of operating expenses to average
     net assets...............................            1.47%         1.47%        1.47%        1.47%         1.47%
Ratio of net investment income
     to average net assets....................            1.66%         1.84%        2.37%        1.52%         1.53%
Portfolio turnover rate.......................          145.46%        56.97%       78.12%       76.19%        38.16%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................            1.59%         2.33%        3.27%        3.13%         5.59%

------------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

FINANCIAL HIGHLIGHTS

THE DOW(SM) TARGET DIVIDEND PORTFOLIO

FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                         YEAR
                                                         ENDED
                                                         12/31/05*
                                                         ---------
Net asset value, beginning of period..........              $10.00
                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income.........................                0.12++
Net realized and unrealized (loss)
     on investments...........................               (0.25)
                                                         ---------
Total from investment operations..............               (0.13)
                                                         ---------
Net asset value, end of period................               $9.87
                                                         =========

TOTAL RETURN+.................................               (1.30)%
                                                         =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........             $58,438
Ratio of operating expenses to average
     net assets...............................                1.47%**
Ratio of net investment income
     to average net assets....................                2.00%**
Portfolio turnover rate.......................               18.26%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................                1.52%**

-----------

*    The Fund commenced operations on May 2, 2005.

**   Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

FINANCIAL HIGHLIGHTS

GLOBAL DIVIDEND TARGET 15 PORTFOLIO

FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                       YEAR          YEAR         YEAR         YEAR         YEAR
                                                       ENDED         ENDED        ENDED        ENDED        ENDED
                                                       12/31/05(a)   12/31/04     12/31/03     12/31/02     12/31/01
                                                       --------      --------     --------     --------     --------
Net asset value, beginning of year............          $13.86        $11.05        $8.24        $9.66        $9.90
                                                       --------      --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income.........................            0.35++        0.27++       0.33         0.25++       0.26++
Net realized and unrealized gain/(loss)
     on investments...........................            1.06          2.54         2.48        (1.67)       (0.50)
                                                       --------      --------     --------     --------     --------
Total from investment operations..............            1.41          2.81         2.81        (1.42)       (0.24)
                                                       --------      --------     --------     --------     --------
Net asset value, end of year..................          $15.27        $13.86       $11.05        $8.24        $9.66
                                                       ========      ========     ========     ========     ========

TOTAL RETURN+.................................           10.17%        25.43%       34.10%      (14.70)%      (2.42)%
                                                       ========      ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............         $36,791       $22,618       $3,050       $2,341        $2,291
Ratio of operating expenses to average
     net assets...............................            1.47%         1.47%        1.47%        1.47%         1.47%
Ratio of net investment income to
     average net assets.......................            2.49%         2.18%        3.36%        2.73%         2.77%
Portfolio turnover rate.......................           70.45%        48.66%       65.57%       56.92%       105.85%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................            1.61%         2.67%        4.51%        4.50%         6.73%

-------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

(a) Effective May 2, 2005, based upon the determination of the Board of Trustees, the Fund changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

FINANCIAL HIGHLIGHTS

S&P(R) TARGET 24 PORTFOLIO

FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                       YEAR          YEAR         YEAR        YEAR           YEAR
                                                       ENDED         ENDED        ENDED       ENDED          ENDED
                                                       12/31/05      12/31/04     12/31/03    12/31/02(a)    12/31/01
                                                       --------      --------     --------    --------       --------
Net asset value, beginning of year............           $8.66         $7.62        $6.14       $7.19          $9.54
                                                       --------      --------     --------    --------       --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income/(loss)..................            0.02         (0.03)        0.03       (0.01)         (0.01)++
Net realized and unrealized gain/(loss)
     on investments...........................            0.34          1.07         1.45       (1.04)         (2.34)
                                                       --------      --------     --------    --------       --------
Total from investment operations..............            0.36          1.04         1.48       (1.05)         (2.35)
                                                       --------      --------     --------    --------       --------
Net asset value, end of year..................           $9.02         $8.66        $7.62       $6.14          $7.19
                                                       ========      ========     ========    ========       ========

TOTAL RETURN+.................................            4.16%        13.65%       24.10%     (14.60)%      (24.63)%
                                                       ========      ========     ========    ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............         $18,049       $14,158      $5,554       $4,767        $3,461
Ratio of operating expenses to average
     net assets...............................            1.47%        1.47%        1.47%        1.47%         1.47%
Ratio of net investment income/(loss)
     to average net assets....................            0.20%       (0.51)%       0.46%       (0.10)%       (0.07)%
Portfolio turnover rate.......................          113.23%      103.63%       84.37%      199.84%        95.30%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................            1.58%        2.37%        2.89%        2.96%         5.67%

--------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

(a) Effective April 30, 2002, based upon the determination of the Board of Trustees, the Fund changed its name from the S&P(R) Target 10 Portfolio to the S&P(R) Target 24 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

FINANCIAL HIGHLIGHTS

NASDAQ(R) TARGET 15 PORTFOLIO

FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                      YEAR          YEAR         YEAR         YEAR          YEAR
                                                      ENDED         ENDED        ENDED        ENDED         ENDED
                                                      12/31/05      12/31/04     12/31/03     12/31/02      12/31/01
                                                      --------      --------     --------     --------      --------
Net asset value, beginning of year............          $9.04         $9.29        $6.83        $9.25        $12.88
                                                      --------      --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss...........................          (0.07)++      (0.10)++     (0.14)       (0.08)        (0.13)++
Net realized and unrealized gain/(loss)
     on investments...........................           0.37         (0.15)        2.60        (2.34)        (3.50)
                                                      --------      --------     --------     --------      --------
Total from investment operations..............           0.30         (0.25)        2.46        (2.42)        (3.63)
                                                      --------      --------     --------     --------      --------
Net asset value, end of year..................          $9.34         $9.04        $9.29        $6.83         $9.25
                                                      ========      ========     ========     ========      ========

TOTAL RETURN+.................................           3.32%        (2.69)%      36.02%      (26.16)%      (28.18)%
                                                      ========      ========     ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............         $6,552        $7,028       $5,073       $4,105        $4,793
Ratio of operating expenses to average
     net assets...............................           1.47%         1.47%        1.47%        1.47%         1.47%
Ratio of net investment loss
     to average net assets....................          (0.80)%       (1.20)%      (1.34)%      (1.25)%       (1.31)%
Portfolio turnover rate.......................         174.85%       116.88%       83.41%       97.68%        63.71%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................           1.83%         2.52%        2.96%        3.03%         4.32%

-----------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

FINANCIAL HIGHLIGHTS

VALUE LINE(R) TARGET 25 PORTFOLIO

FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                      YEAR          YEAR         YEAR         YEAR           YEAR
                                                      ENDED         ENDED        ENDED        ENDED          ENDED
                                                      12/31/05      12/31/04     12/31/03     12/31/02(a)    12/31/01
                                                      --------      --------     --------     --------       --------
Net asset value, beginning of year............          $4.06         $3.34        $2.37        $4.15          $9.32
                                                      --------      --------     --------     --------       --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss...........................          (0.02)++      (0.04)++     (0.02)       (0.03)++       (0.06)
Net realized and unrealized gain/(loss)
     on investments...........................           0.82          0.76         0.99        (1.75)         (5.11)
                                                      --------      --------     --------     --------       --------
Total from investment operations..............           0.80          0.72         0.97        (1.78)         (5.17)
                                                      --------      --------     --------     --------       --------
Net asset value, end of year..................          $4.86         $4.06        $3.34        $2.37          $4.15
                                                      ========      ========     ========     ========       ========

TOTAL RETURN+.................................          19.70%        21.56%       40.93%      (42.89)%       (55.47)%
                                                      ========      ========     ========     ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............        $54,072       $21,765       $4,936       $2,976           $499
Ratio of operating expenses to average
     net assets...............................           1.47%         1.47%        1.47%        1.47%          1.47%
Ratio of net investment loss
     to average net assets....................          (0.45)%       (1.13)%      (0.92)%      (1.22)%        (1.42)%
Portfolio turnover rate.......................          97.24%        86.74%       74.04%       48.99%        209.84%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................           1.49%         2.28%        3.36%        6.72%           19.43%

------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

(a) Effective April 30, 2002, based upon the determination of the Board of Trustees, the Fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

FINANCIAL HIGHLIGHTS

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO

FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                      YEAR          YEAR         YEAR         YEAR          YEAR
                                                      ENDED         ENDED        ENDED        ENDED         ENDED
                                                      12/31/05      12/31/04     12/31/03     12/31/02      12/31/01
                                                      --------      --------     --------     --------      --------
Net asset value, beginning of year............          $5.20         $4.67        $3.41        $5.40         $8.39
                                                      --------      --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss...........................          (0.01)++      (0.02)       (0.01)       (0.03)++      (0.07)
Net realized and unrealized gain/(loss)
     on investments...........................           0.04          0.55         1.27        (1.96)        (2.92)
                                                      --------      --------     --------     --------      --------
Total from investment operations..............           0.03          0.53         1.26        (1.99)        (2.99)
                                                      --------      --------     --------     --------      --------
Net asset value, end of year..................          $5.23         $5.20        $4.67        $3.41         $5.40
                                                      ========      ========     ========     ========      ========

TOTAL RETURN+.................................           0.58%        11.35%       36.95%      (36.85)%      (35.64)%
                                                      ========      ========     ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............         $7,004        $9,803       $9,487       $6,752       $13,270
Ratio of operating expenses to average
     net assets...............................           1.37%         1.37%        1.37%        1.37%         1.37%
Ratio of net investment loss
     to average net assets....................          (0.16)%       (0.11)%      (0.29)%      (0.78)%        (1.00)%
Portfolio turnover rate.......................          92.27%       123.18%      117.04%      105.51%        149.77%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................           1.69%         1.61%        2.36%        2.29%          2.28%

-----------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

                        FIRST DEFINED PORTFOLIO FUND, LLC


                          TARGET MANAGED VIP PORTFOLIO

                          THE DOW(SM) DART 10 PORTFOLIO

                      THE DOW(SM) TARGET DIVIDEND PORTFOLIO

                       GLOBAL DIVIDEND TARGET 15 PORTFOLIO

                           S&P(R) TARGET 24 PORTFOLIO

                          NASDAQ(R) TARGET 15 PORTFOLIO

                        VALUE LINE(R) TARGET 25 PORTFOLIO

                    FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO

--------------------------------------------------------------------------------

     Several additional sources of information are available to you. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Also, the SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. The SAI and the prospectus are intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation. Call the Funds at (800) 621-1675 for shareholder inquiries or to request a free copy of the SAI, the annual and semi-annual reports or for other Fund information. The Funds' SAI and their annual and semi-annual reports are also available, free of charge, on the Funds' website at http://www.ftportfolios.com.

     You may obtain this and other Fund information, including the Code of Ethics adopted by First Trust, FTP and the Funds, directly from the Securities and Exchange Commission. Information on the Securities and Exchange Commission's website is free of charge. Visit the Securities and Exchange Commission's on-line EDGAR database at http://www.sec.gov or in person at the Securities and Exchange Commission's Public Reference Room in Washington, DC, or call the Securities and Exchange Commission at (202) 551-5850 for information on the Public Reference Room. You may also request Fund information by writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, NE, Washington, DC 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

--------------------------------------------------------------------------------

                        First Defined Portfolio Fund, LLC
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                                 (800) 621-1675
                              www.ftportfolios.com




SEC file #: 811-09235


                                   Back Cover

                       FIRST DEFINED PORTFOLIO FUND, LLC

                                   PROSPECTUS

                                 APRIL 28, 2006

--------------------------------------------------------------------------------

This prospectus is intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation, a Prudential Financial Company. This prospectus provides important information to help you evaluate whether any of the series (each a "Fund" and collectively, the "Funds") of First Defined Portfolio Fund, LLC listed below may be right for you.

                          FIRST TRUST ENERGY PORTFOLIO

                    FIRST TRUST FINANCIAL SERVICES PORTFOLIO

                      FIRST TRUST PHARMACEUTICAL PORTFOLIO

                        FIRST TRUST TECHNOLOGY PORTFOLIO


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           PAGE
First Trust Energy Portfolio.................................................1
First Trust Financial Services Portfolio.....................................2
First Trust Pharmaceutical Portfolio.........................................3
First Trust Technology Portfolio.............................................4
Performance Summary..........................................................5
Management Fees and Expenses.................................................9
Fund Organization...........................................................10
Fund Management.............................................................10
Fees and Expenses...........................................................10
Fund Investments............................................................11
Disclosure of Portfolio Holdings............................................11
Additional Information on the Funds' Investment Strategy....................11
Additional Risks of Investing in the Funds..................................12
Investment in Fund Interests................................................13
Redemption of Fund Interests................................................14
Distributions and Taxes.....................................................14
Rule 12b-1 Plan.............................................................14
Net Asset Value.............................................................14
Fund Service Providers......................................................15
Shareholder Inquiries.......................................................15
Frequent Trading............................................................15
Financial Highlights........................................................16

                          FIRST TRUST ENERGY PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing primarily in common stocks issued by domestic and foreign companies involved in the energy industry. The Fund may hold securities of issuers in many energy sectors including, among others, integrated oil, oil field services and equipment, oil and gas production, and natural gas. The companies selected for the Fund are researched and evaluated using database screening techniques, fundamental analysis and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it believes have above- average growth prospects.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the energy industry. The Fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

                    FIRST TRUST FINANCIAL SERVICES PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing primarily in common stocks issued by domestic and foreign companies involved in the financial services industry, including, among others, money center banks, major regional banks, financial and investment service providers and insurance companies. The companies selected for the Fund are researched and evaluated using database screening techniques, fundamental analysis and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it believes have above-average growth prospects.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the financial services industry. The Fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

                      FIRST TRUST PHARMACEUTICAL PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing primarily in common stocks issued by domestic and foreign companies involved in the pharmaceutical industry. The Fund may hold securities of issuers in many pharmaceutical sectors including, among others, medical supplies, drugs and biotech. The companies selected for the Fund are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it believes have above-average growth prospects.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the pharmaceutical industry. The Fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

                        FIRST TRUST TECHNOLOGY PORTFOLIO

FUND OVERVIEW

INVESTMENT OBJECTIVE

     The Fund seeks to provide above-average capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

     The Fund seeks to achieve its objective by investing primarily in common stocks issued by domestic and foreign companies involved in the technology industry including, among others, companies that offer computers, computer networking, software, semiconductor equipment and semiconductors. The companies selected for the Fund are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it considers to have above-average growth prospects.

     The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

     Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the technology industry. The Fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

PERFORMANCE SUMMARY

     The bar charts below and on the following pages show each Fund's annual total return for the calendar years since each Fund's inception. The tables below and on the following pages show each Fund's average annual total return for the past calendar year, five years and since the Fund's inception. The bar charts and tables provide an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns compare to those of broad measures of market performance. These tables assume reinvestment of dividends and distributions. The performance figures provided below do not reflect the deduction of any charges that are imposed under a variable annuity contract or the effect of taxes. If these amounts were reflected, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indicator of how a Fund will perform in the future.

FIRST TRUST ENERGY PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                      Performance Year     Total Return
                      ----------------     ------------
                      2000                  41.3%
                      2001                 -28.9%
                      2002                  -4.5%
                      2003                  31.7%
                      2004                  32.0%
                      2005                  49.1%


     *The year-to-date return as of March 31, 2006 was 8.87%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended September 30, 2005            23.50%
Worst Quarter:           Quarter Ended September 30, 2001           -24.49%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                   SINCE
                                            1 YEAR    5 YEARS      INCEPTION(1)
                                            ------    -------      ------------
First Trust Energy Portfolio..............   49.1%     12.0%        17.9%
Russell 1000 Integrated Oil Index(2)......   18.2%      8.5%         9.4%
Russell 1000 Other Energy Index(3)........   61.0%      5.0%        14.2%

------------------

1   Commenced operations on October 6, 1999.

2 The Russell 1000 Integrated Oil Index is a capitalization-weighted index of companies involved in all parts of the exploration, production and refining process. (Bloomberg)

3 The Russell 1000 Other Energy Index is a capitalization-weighted index of companies in the energy-related businesses other than integrated oils. (Bloomberg)

FIRST TRUST FINANCIAL SERVICES PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                      Performance Year     Total Return
                      ----------------     ------------
                      2000                  24.8%
                      2001                 -10.8%
                      2002                 -14.4%
                      2003                  33.0%
                      2004                  15.5%
                      2005                   8.1%

     *The year-to-date return as of March 31, 2006 was 6.02%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended September 30, 2000            27.32%
Worst Quarter:           Quarter Ended September 30, 2002           -16.87%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                   SINCE
                                                1 YEAR   5 YEARS   INCEPTION(1)
                                                ------   -------   ------------
First Trust Financial Services Portfolio......   8.1%      4.9%       8.5%
Russell 1000 Financial Services Index(2)......   6.8%      2.8%       6.8%

------------

1   Commenced operations on October 6, 1999.

2 The Russell 1000 Financial Services Index is a capitalization-weighted index of companies that provide financial services. (Bloomberg)

FIRST TRUST PHARMACEUTICAL PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                      Performance Year     Total Return
                      ----------------     ------------
                      2000                  30.6%
                      2001                 -10.9%
                      2002                 -28.3%
                      2003                  19.7%
                      2004                  -0.7%
                      2005                  11.3%

     *The year-to-date return as of March 31, 2006 was 2.88%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended June 30, 2003                 17.40%
Worst Quarter:           Quarter Ended June 30, 2002                -18.83%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                    SINCE
                                              1 YEAR     5 YEARS    INCEPTION(1)
                                              ------     -------    ------------
First Trust Pharmaceutical Portfolio.........  11.3%      -3.3%        2.2%
Russell 1000 Healthcare Index(2).............   8.3%      -1.8%        2.9%

------------------

1   Commenced operations on October 6, 1999.

2 The Russell 1000 Healthcare Index is a capitalization-weighted index of companies involved in medical services or healthcare. (Bloomberg)

FIRST TRUST TECHNOLOGY PORTFOLIO

                     CALENDAR YEAR TOTAL RETURN AS OF 12/31*

                                [GRAPHIC OMITTED]

                      Performance Year     Total Return
                      ----------------     ------------
                      2000                 -23.6%
                      2001                 -43.5%
                      2002                 -41.5%
                      2003                  46.6%
                      2004                   1.2%
                      2005                   5.2%

     *The year-to-date return as of March 31, 2006 was 2.84%.

FOR THE YEARS SHOWN IN THE BAR CHART:

Best Quarter:            Quarter Ended December 31, 2001             47.33%
Worst Quarter:           Quarter Ended September 30, 2001           -42.29%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                   SINCE
                                             1 YEAR    5 YEARS     INCEPTION(1)
                                             ------    -------     ------------
First Trust Technology Portfolio...........    5.2%     -12.4%        -9.7%
Russell 1000 Technology Index(2)...........    2.7%      -7.7%        -8.3%

----------------

1   Commenced operations on October 6, 1999.

2 The Russell 1000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. (Bloomberg)

MANAGEMENT FEES AND EXPENSES

     This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are costs that are charged directly to you. These fees are not charged on dividend reinvestments or exchanges. Annual fund operating expenses are deducted from each Fund's assets every year, so they are paid indirectly by all investors. The Funds have no sales charge (load). The Total Annual Fund Operating Expenses reflected below do not include contract level fees of the variable annuity policies offered by American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia"). If such fees were included the Total Annual Offering Expenses would be higher.

    FEES AND EXPENSES: The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

      SHAREHOLDER FEES (fees paid directly from your investment)
               Maximum Sales Charges (Load).........................None
               Maximum Deferred Sales Charge (Load).................None
               Exchange Fee.........................................None

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                           TOTAL                          TOTAL
                                                                           ANNUAL                         ANNUAL
                                                                           FUND         EXPENSE           FUND
                                                    12B-1                  OPERATING    WAIVERS           OPERATING
                                      MANAGEMENT    SERVICE     OTHER      EXPENSES     AND               EXPENSES
FUND NAME                             FEES          FEES(1)     EXPENSES   (GROSS)      REIMBURSEMENTS    (NET)(2)
----------------                      ----------    -------     --------   ---------    --------------    ----------
First Trust Energy Portfolio          0.60%         0.25%       1.16%       2.01%       0.54%             1.47%
First Trust Financial Services
   Portfolio                          0.60%         0.25%       1.24%       2.09%       0.62%             1.47%
First Trust Pharmaceutical
   Portfolio                          0.60%         0.25%       1.36%       2.21%       0.74%             1.47%
First Trust Technology Portfolio      0.60%         0.25%       2.25%       3.10%       1.63%             1.47%

---------------

1 The Board of Trustees reserves the right to suspend payments under the 12b-1 Plan at any time. On May 1, 2003, 12b-1 payments were suspended for all Funds. The amount set forth for each Fund under "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Waivers and Reimbursements" assumes payment of 12b-1 fees at an annual rate of 0.25% for a full year.

2 First Trust Advisors L.P. ("First Trust") has contractually agreed to waive fees and reimburse expenses of the Funds through December 31, 2007 to limit Total Annual Fund Operating Expenses (excluding brokerage expense and extraordinary expenses) to 1.47% for each of the Funds' average daily net assets. There can be no assurance that First Trust will continue to waive fees and reimburse expenses after December 31, 2007. First Trust may seek restitution from the Funds for fees waived and reimbursed through December 31, 2007; however, such restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.

     EXAMPLE: This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund for the time periods (whether you redeemed your interests or not) and assumes that your investment has a 5% return each year and that the operating expenses remain the same. The example does not take into account contract level fees of the variable annuity policies offered by American Skandia. If such fees were included the estimated expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

FUND NAME                                     1 YEAR           3 YEARS*         5 YEARS*         10 YEARS*
---------                                     ------           --------         --------         ---------
First Trust Energy Portfolio                   $151              $594            $1,083           $2,536
First Trust Financial Services Portfolio       $151              $612            $1,120           $2,631
First Trust Pharmaceutical Portfolio           $151              $638            $1,176           $2,773
First Trust Technology Portfolio               $151              $835            $1,589           $3,830

     The above example is for comparison purposes only and is not a representation of each Fund's actual expenses and returns, either past or future.

--------------

* The waiver and reimbursement arrangement agreed to by First Trust, if not extended, will terminate on December 31, 2007. Thus, the 3 years, 5 years and 10 years expense amounts reflect the waiver and reimbursement for only the first year.

FUND ORGANIZATION

     Each Fund is a series of First Defined Portfolio Fund, LLC ("First Defined"), a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is treated as a separate mutual fund with its own investment objective and policies. First Defined is organized as a Delaware limited liability company. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects First Defined's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent. Board members are elected by holders of First Defined's membership interests.

     Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in "membership interests." The Funds are not offered directly to the public. Interests of the Funds are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies issued by American Skandia. Account B is the sole member of First Defined. Variable annuity owners of Account B who have policy values allocated to any of the Funds have indirect rights in such Fund's interests.

     The Funds invest primarily in the common stocks of companies that represent each Fund's specific sector or industry.

FUND MANAGEMENT

     The overall management of the business and affairs of the Funds is the responsibility of the Board of First Defined.

     First Trust, 1001 Warrenville Road, Lisle, Illinois, 60532, is the investment adviser to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios and certain other services necessary for the management of the portfolios.

     First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of Trustees of First Defined.

     First Trust serves as adviser or subadviser for 24 mutual fund portfolios, 12 closed-end fund portfolios and five exchange-traded funds and is also the portfolio supervisor of unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), some of which are substantially similar to the Funds. FTP, 1001 Warrenville Road, Lisle, Illinois 60532, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Funds' interests.

     There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee. The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel and Roger F. Testin. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management LLC from 2000 to 2003 and is a Senior Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since August 2001, Mr. Testin has been a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the Funds' portfolios. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' Statement of Additional Information ("SAI"). In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of securities in the Funds.

FEES AND EXPENSES

     For providing management services, First Trust is paid an annual fund management fee by the Funds of 0.60% of average daily net assets. For the most recent fiscal year ended December 31, 2005, because of fee waivers and expense reimbursements, the Funds paid the following amounts to First Trust: First Trust Energy Portfolio -- 0.31% of average daily net assets, First Trust Financial Services Portfolio -- 0.23% of average daily net assets, First Trust Pharmaceutical Portfolio -- 0.11% of average daily net assets and First Trust Technology Portfolio waived the entire management fee. Information regarding the Board of Trustees' approval of the Funds' investment advisory contract is currently available in the Funds' annual report for the fiscal year ended December 31, 2005.

     Each Fund pays for its own operating expenses such as custodial, transfer agent, administrative, accounting and legal fees; brokerage commissions; service fees; extraordinary expenses; and its portion of First Defined's operating expenses. First Trust has contractually agreed to waive fees and reimburse expenses through December 31, 2007, to prevent a Fund's Total Annual Fund Operating Expenses (excluding brokerage expenses and extraordinary expenses) from exceeding 1.47% of the average daily net asset value of each Fund. First Trust may seek restitution from the Funds for fees waived and reimbursed through December 31, 2007; however, the restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.


FUND INVESTMENTS

Equity Securities

     Each Fund invests primarily in equity securities. Eligible equity securities include common stocks; warrants to purchase common stocks; and securities convertible into common stocks, such as convertible bonds and debentures. In addition, the Funds may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Short-Term Investments

     Each Fund may invest in cash equivalents or other short-term investments including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.

Futures and Options

     Each Fund may invest in various investment strategies designed to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

Delayed Delivery Securities

     Each Fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

DISCLOSURE OF PORTFOLIO HOLDINGS

     A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is included in the Funds' SAI.

ADDITIONAL INFORMATION ON THE FUNDS' INVESTMENT STRATEGIES

     The companies selected for the Funds are researched and evaluated by First Trust by using database screening techniques, fundamental analysis, and the judgment of its research analysts. First Trust seeks companies that it believes have above-average growth prospects within their respective industry or sector.

Investment Limitations

     The Funds have adopted certain investment limitations (based on total assets) that cannot be changed without interest holder approval and are designed to limit your investment risk. Such limitations are described in the SAI.

Hedging and Other Defensive and Temporary Investment Strategies

     The Funds may invest up to 100% of their assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, a Fund may not be able to achieve its investment objective.

     First Trust may also use various investment strategies designed to hedge against changes in the value of securities a Fund owns or expects to purchase or to hedge against interest rate changes and to hedge against currency fluctuations during the settlement of portfolio transactions. These hedging strategies include using financial futures contracts, options, options on financial futures, foreign currency forward contracts or stock index options. The ability of a Fund to benefit from options and futures is largely dependent on First Trust's ability to use such strategies successfully. A Fund could lose money on futures transactions or an option could expire worthless.

     Each Fund's investment objective may not be changed without interest holder approval. The above investment policies may be changed by the Board of Trustees without interest holder approval unless otherwise noted in this prospectus or the SAI.

Portfolio Turnover

     A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100%, for example, would occur if a Fund sold and replaced securities valued at 100% of its net assets within a one-year period. The Funds anticipate that their annual portfolio turnover rates will generally be less than 100%. Each Fund's portfolio turnover rates are provided in the "Financial Highlights." Active trading (portfolio turnover rates greater than 100%) would result in the payment by the Fund of increased brokerage costs and expenses.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

     Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following risks.

     Market risk: Market risk is the risk that a particular stock, an industry or sector, a mutual fund or stocks in general may fall in value.

     Small-cap company risk: Certain funds may invest in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger capitalization companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger capitalization companies.

     Inflation risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds' assets can decline as can the value of the Funds' distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

     Foreign investment risk: Certain Funds may invest in foreign securities. Securities issued by foreign companies or governments present risks beyond those of securities of U.S. issuers. Risks of investing in foreign securities include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries. Prices of foreign securities also may be more volatile.

     Concentration risk: Each Fund is classified as "non-diversified." As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by its own investment restrictions and by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since each Fund may invest a relatively high percentage of its assets in a limited number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

     In addition, the Funds are considered to be concentrated in the securities of their respective industries. A concentration makes a Fund more susceptible to any single occurrence affecting the industry or sector and may subject the Fund to greater market risk than more diversified funds. Particular risk factors for certain sectors are provided below.

     Energy Sector: Companies involved in the energy sector are subject to volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, declines in U.S. and Russian crude oil production will likely lead to a greater world dependence on oil from OPEC nations which may result in more volatile oil prices.

     Financial Services Sector: Companies involved in the financial services sector are generally subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets commercial and residential real estate loans and competition from new entrants in their fields of business. Although recently-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

     Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial-services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

     Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margin due to new competitors, the cost of new technology and the pressure to compete globally.

     Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations of tax law changes.

     Pharmaceutical Sector: Companies involved in the pharmaceutical sector are subject to changing government regulation, including price controls, national health insurance, managed care regulation and tax incentives or penalties related to medical insurance premiums, which could have a negative effect on the price and availability of their products and services. In addition, such companies face increasing competition from generic drug sales, the termination of, or infringements upon, their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever go to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

     Technology Sector: Companies involved in the technology sector must contend with the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Also, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories.

INVESTMENT IN FUND INTERESTS

     Interests of the Funds are sold only to Account B to fund the benefits of the variable annuity policies issued by American Skandia. Account B purchases interests of the Funds in accordance with variable account allocation instructions received from owners of the policies. First Trust then uses the proceeds to buy securities for the Funds. Account B, as an interest holder, has an ownership interest in the Funds' investments.

     The Funds do not issue interest certificates. Individual investors may not purchase or redeem interests in the Funds directly; interests may be purchased or redeemed only through the policies. There are no minimum investment requirements. All investments in a Fund are credited to the interest holder's account in the form of full and fractional interests of the designated Fund (rounded to the nearest 1/1000 of a share). For a discussion of how policy owners may purchase Fund interests, please refer to the prospectus for Account
B. Owners of the policies may direct purchase or redemption instructions to American Skandia at 1 Corporate Drive, Shelton, Connecticut 06484-0883 or by calling (800) 752 6342.

     The price received for purchase requests will depend on when the order is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be received. A business day is any day the New York Stock Exchange is open for business and normally ends at 4:00 p.m., Eastern time. See "Net Asset Value" for a discussion of how interests are priced.

REDEMPTION OF FUND INTERESTS

     Each Fund offers to buy back (redeem) interests of the Fund from Account B at any time at net asset value. Account B will redeem interests to make benefit or surrender payments under the terms of the variable annuity policies or to effect transfers among investment options. Redemptions are processed on any day on which the Funds are open for business and are effected at the net asset value next determined after the redemption order, in proper form, is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be used. For a discussion of how policy owners may redeem interests, please refer to the prospectus for Account B.

     A Fund may suspend the right of redemption only under the following unusual circumstances:

        o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

        o when trading in the markets utilized is restricted, or when an emergency exists so that disposal of a Fund's investments or determination of its net assets is not reasonably practicable; or

        o during any period when the Securities and Exchange Commission may permit.

DISTRIBUTIONS AND TAXES

Automatic Reinvestment

     All dividends payable by a Fund will be reinvested in the Fund.

Taxes and Tax Reporting

     First Defined is a limited liability company with all of its interests owned by a single entity (Account B). Accordingly, First Defined is part of the operations of American Skandia and is not taxed separately. First Defined does not intend to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for Account B.

Internal Revenue Service Diversification Requirements

     The Funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the status of the variable annuity policies issued by Account B under Section 817 of the Internal Revenue Code. First Trust reserves the right to depart from the investment strategy of a Fund in order to meet these diversification requirements. See the SAI for more specific information.

RULE 12B-1 PLAN

     FTP serves as the selling agent and distributor of the Funds' interests. In this capacity, FTP manages the offering of the Funds' interests and is responsible for all sales and promotional activities. In order to compensate FTP for its costs in connection with these activities, each Fund has adopted a service plan under Rule 12b-1 of the 1940 Act. Each Fund may spend up to 0.25% per year of its average daily net assets as a service fee. FTP uses the service fee to compensate American Skandia for providing account services to policy owners. These services include establishing and maintaining policy owners' accounts, supplying information to policy owners, delivering Fund materials to policy owners, answering inquiries, and providing other personal services to policy owners. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the plan allows First Trust to use a portion of its advisory fee to compensate FTP for other expenses, including printing and distributing prospectuses to persons other than interest holders or policy owners, and the expenses of compensating its sales force and preparing, printing and distributing advertising, sales literature and reports to interest holders and policy owners used in connection with the sale of interests. The Board of Trustees reserves the right to suspend payments under the 12b-1 Plan at any time.

     On May 1, 2003, payments under the Plan were suspended for all of the Funds. Please see "Rule 12b-1 Plan" in the SAI for further details.

NET ASSET VALUE

     The price of Fund interests is based on a Fund's net asset value ("NAV") per interest which is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for each Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of interests outstanding. The result, rounded to the nearest cent, is the NAV per interest. All valuations are subject to review by the Board of Trustees or its delegate.

     In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or foreign exchange or on the NASDAQ will be valued at the last sale price for all exchanges, other than NASDAQ, and the official closing price for NASDAQ, on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the-counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. The value of any portfolio security held by a Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board of Trustees or its designee in a manner that most fairly reflects fair market value of the security on the valuation date.

     Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

     For Funds that hold securities that trade primarily on foreign exchanges, the NAV of a Fund's interests may change on days when interest holders will not be able to purchase or redeem the Fund's interests.

FUND SERVICE PROVIDERS

     The Funds' transfer and dividend paying agent and shareholder services, fund accounting and administrative agent is PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 ("PFPC"). PFPC performs bookkeeping, data processing, accounting and administrative services for the operation of the Funds and the maintenance of shareholder accounts. The custodian of the assets of the Funds is PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

     American Skandia performs certain administrative services for the Funds, Account B and the variable annuity policies. The Funds pay an administrative fee of 0.325% of average daily net assets to cover expenses incurred by American Skandia in connection with these services. For more information on the Funds' expenses, see the SAI.

SHAREHOLDER INQUIRIES

     All inquiries regarding the Funds should be directed to the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 621-1675.

FREQUENT TRADING

     The Funds are intended for long-term investment and discourage frequent trading. Due to the fact that all shares of each Fund are issued to, and redeemed from, American Skandia Variable Account B, the Fund itself cannot generally monitor trading by a particular investor. Therefore, the Funds will rely nearly exclusively on American Skandia to adopt policies and procedures with respect to transfers into or from Account B. The Funds have reviewed the market timing policies and procedures of American Skandia and have determined that such policies are reasonably designed to prevent or detect market timing activity.

     Excessive trading in the Funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

     Accordingly, the Funds have adopted a Market Timing Policy that seeks to balance the Funds' need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with First Defined's financial statements, is incorporated by reference in the SAI and annual report, which is available without charge, upon request. First Defined's annual report accompanies the SAI.

FINANCIAL HIGHLIGHTS

FIRST TRUST ENERGY PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                        YEAR         YEAR         YEAR         YEAR          YEAR
                                                        ENDED        ENDED        ENDED        ENDED         ENDED
                                                        12/31/05     12/31/04     12/31/03     12/31/02      12/31/01
                                                        --------     --------     --------     --------      --------
Net asset value, beginning of year............          $18.75       $14.20       $10.78       $11.29        $15.87
                                                        --------     --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss...........................           (0.10)       (0.04)       (0.00)#      (0.02)++      (0.04)++
Net realized and unrealized gain/(loss)
     on investments...........................            9.31         4.59         3.42        (0.49)        (4.54)
                                                        --------     --------     --------     --------      --------
Total from investment operations..............            9.21         4.55         3.42        (0.51)        (4.58)
                                                        --------     --------     --------     --------      --------
Net asset value, end of year..................          $27.96       $18.75       $14.20       $10.78        $11.29
                                                        ========     ========     ========     ========      ========

TOTAL RETURN+.................................           49.12%       32.04%       31.73%       (4.52)%      (28.86)%
                                                        ========     ========     ========     ========      ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)............          $4,661       $3,747       $2,839       $2,387        $2,069
Ratio of operating expenses to average
     net assets...............................            1.47%        1.47%        1.47%        1.47%         1.47%
Ratio of net investment loss
     to average net assets....................           (0.32)%      (0.21)%      (0.01)%      (0.16)%       (0.29)%
Portfolio turnover rate.......................           26.84%       39.90%       32.18%       55.39%       113.79%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................            1.76%        2.88%        4.69%        4.66%        10.87%

-----------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

#    Amount represents less than $0.01 per Membership Interest.

FINANCIAL HIGHLIGHTS

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                        YEAR         YEAR         YEAR         YEAR          YEAR
                                                        ENDED        ENDED        ENDED        ENDED         ENDED
                                                        12/31/05     12/31/04     12/31/03     12/31/02      12/31/01
                                                        --------     --------     --------     --------      --------
Net asset value, beginning of year............          $15.36       $13.30       $10.00       $11.68        $13.09
                                                        --------     --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income/(loss)..................            0.13++       0.08         0.04         0.02         (0.00)++#
Net realized and unrealized gain/(loss)
     on investments...........................            1.11         1.98         3.26        (1.70)        (1.41)
                                                        --------     --------     --------     --------      --------
Total from investment operations..............            1.24         2.06         3.30        (1.68)        (1.41)
                                                        --------     --------     --------     --------      --------
Net asset value, end of year..................          $16.60       $15.36       $13.30       $10.00        $11.68
                                                        ========     ========     ========     ========      ========

TOTAL RETURN+.................................            8.07%       15.49%       33.00%      (14.38)%      (10.77)%
                                                        ========     ========     ========     ========      ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............          $3,598       $4,643       $4,763       $3,696        $3,122
Ratio of operating expenses to average
     net assets...............................            1.47%        1.47%        1.47%        1.47%         1.47%
Ratio of net investment income/(loss)
     to average net assets....................            0.83%        0.47%        0.39%        0.18%        (0.01)%
Portfolio turnover rate.......................           28.43%       30.00%       52.32%       29.62%       127.11%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................            1.84%        2.43%        3.29%        3.37%         6.72%

-----------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

#    Amount represents less than $0.01 per Membership Interest.

FINANCIAL HIGHLIGHTS

FIRST TRUST PHARMACEUTICAL PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                        YEAR         YEAR         YEAR         YEAR          YEAR
                                                        ENDED        ENDED        ENDED        ENDED         ENDED
                                                        12/31/05     12/31/04     12/31/03     12/31/02      12/31/01
                                                        --------     --------     --------     --------      --------
Net asset value, beginning of year............          $10.28       $10.35       $8.65        $12.06        $13.54
                                                        --------     --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income/(loss)..................            0.01++       0.00++#     (0.03)       (0.03)        (0.09)++
Net realized and unrealized gain/(loss)
     on investments...........................            1.15        (0.07)        1.73        (3.38)        (1.39)
                                                        --------     --------     --------     --------      --------
Total from investment operations..............            1.16        (0.07)        1.70        (3.41)        (1.48)
                                                        --------     --------     --------     --------      --------
Net asset value, end of year..................          $11.44       $10.28       $10.35        $8.65        $12.06
                                                        ========     ========     ========     ========      ========

TOTAL RETURN+.................................           11.28%       (0.68)%      19.65%      (28.28)%      (10.93)%
                                                        ========     ========     ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............          $3,063       $3,535       $4,121       $3,456        $3,777
Ratio of operating expenses to average
     net assets...............................            1.47%        1.47%        1.47%        1.47%         1.47%
Ratio of net investment income/(loss) to
     average net assets.......................            0.12%        0.02%       (0.29)%      (0.49)%       (0.73)%
Portfolio turnover rate.......................           24.95%       23.21%       44.85%       72.48%        50.46%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................            1.96%        2.57%        3.48%        3.64%         5.96%

------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

#    Amount represents less than $0.01 per Membership Interest.

FINANCIAL HIGHLIGHTS

FIRST TRUST TECHNOLOGY PORTFOLIO
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR.

                                                        YEAR         YEAR         YEAR         YEAR          YEAR
                                                        ENDED        ENDED        ENDED        ENDED         ENDED
                                                        12/31/05     12/31/04     12/31/03     12/31/02      12/31/01
                                                        --------     --------     --------     --------      --------
Net asset value, beginning of year............           $5.03        $4.97        $3.39        $5.79        $10.25
                                                        --------     --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss...........................           (0.05)++     (0.04)++     (0.06)       (0.06)++      (0.09)++
Net realized and unrealized gain/(loss)
     on investments...........................            0.31         0.10         1.64        (2.34)        (4.37)
                                                        --------     --------     --------     --------      --------
Total from investment operations..............            0.26         0.06         1.58        (2.40)        (4.46)
                                                        --------     --------     --------     --------      --------
Net asset value, end of year..................           $5.29        $5.03        $4.97        $3.39         $5.79
                                                        ========     ========     ========     ========      ========

TOTAL RETURN+.................................            5.17%        1.21%       46.61%      (41.45)%      (43.51)%
                                                        ========     ========     ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)............          $1,533       $1,693       $2,073       $1,477        $1,739
Ratio of operating expenses to average
     net assets...............................            1.47%        1.47%        1.47%        1.47%         1.47%
Ratio of net investment loss
     to average net assets....................           (0.97)%      (0.88)%      (1.22)%      (1.37)%       (1.38)%
Portfolio turnover rate.......................           21.49%       21.87%       33.81%       60.86%       185.60%
Ratio of operating expenses to average net
     assets without fee waivers and expenses
     reimbursed...............................            2.85%        4.03%        5.96%        6.23%         9.38%

-----------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator.

++ Per Membership Interest values have been calculated using the average share method.

                        FIRST DEFINED PORTFOLIO FUND, LLC


                          FIRST TRUST ENERGY PORTFOLIO

                    FIRST TRUST FINANCIAL SERVICES PORTFOLIO

                      FIRST TRUST PHARMACEUTICAL PORTFOLIO

                        FIRST TRUST TECHNOLOGY PORTFOLIO

-------------------------------------------------------------------------------

     Several additional sources of information are available to you. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Also, the SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. The SAI and the prospectus are intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation. Call the Funds at (800) 621-1675 for shareholder inquiries or to request a free copy of the SAI, the annual and semi-annual reports or for other Fund information. The Funds' SAI and their annual and semi-annual reports are also available, free of charge, on the Funds' website at http://www.ftportfolios.com.

     You may obtain this and other Fund information, including the Code of Ethics adopted by First Trust, FTP and the Funds, directly from the Securities and Exchange Commission. Information on the Securities and Exchange Commission's website is free of charge. Visit the Securities and Exchange Commission's on-line EDGAR database at http://www.sec.gov or in person at the Securities and Exchange Commission's Public Reference Room in Washington, DC, or call the Securities and Exchange Commission at (202) 551-5850 for information on the Public Reference Room. You may also request Fund information by writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, NE, Washington, DC 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

-------------------------------------------------------------------------------

                        First Defined Portfolio Fund, LLC
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                                 (800) 621-1675
                              www.ftportfolios.com




SEC File #: 811-09235

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 28, 2006

                        First Defined Portfolio Fund, LLC


        This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and more detailed than the information set forth in the prospectuses for the applicable series (each a "Fund" and collectively the "Funds") of First Defined Portfolio Fund, LLC (the "Company") and should be read in conjunction with the prospectuses for the Funds dated April 28, 2006. The prospectuses may be obtained by writing to 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 621-1675.


                                TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION..........................................1

GENERAL INFORMATION AND HISTORY..............................................3

INVESTMENT OBJECTIVES AND POLICIES...........................................3

INVESTMENT STRATEGIES........................................................5

INVESTMENT RISKS............................................................18

LICENSING ARRANGEMENTS......................................................34

DESCRIPTION OF INDICES......................................................35

FUND MANAGEMENT.............................................................40

CODE OF ETHICS..............................................................46

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................46

INVESTMENT ADVISORY AND OTHER SERVICES......................................47

RULE 12b-1 PLAN.............................................................54

BROKERAGE ALLOCATIONS.......................................................56

MARKET TIMING POLICY........................................................58

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS...........................58

VOTING RIGHTS AND GENERAL FUND INFORMATION..................................59

PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS.............................60

PERFORMANCE.................................................................63

ADDITIONAL INFORMATION......................................................68

FINANCIAL STATEMENTS........................................................68


        The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Report, which is attached hereto. The Annual Report was filed with the Securities and Exchange Commission ("SEC") on March 13, 2006. The financial statements from such Annual Report are incorporated herein by reference.

                         GENERAL INFORMATION AND HISTORY

        The Company is a non-diversified, open-end management series investment company organized as a Delaware limited liability company on January 8, 1999. Currently, the Company has twelve series authorized and outstanding. Each series of the Company represents membership interests (the "Interests") in a separate portfolio of securities and other assets, with its own objectives and policies. The series of the Fund comprise two general categories: Strategy Funds and Sector Funds. The Strategy Funds are: The Dow(sm) DART 10 Portfolio (the "DART 10 Portfolio"), The Dow(sm) Target Dividend Portfolio (the "Dow Dividend Portfolio"), Global Dividend Target 15 Portfolio (the "Global Target Portfolio"), S&P(R) Target 24 Portfolio (the "S&P(R) Target Portfolio"), NASDAQ(R) Target 15 Portfolio (the "NASDAQ(R) Target Portfolio"), Value Line(R) Target 25 Portfolio (the "Value Line(R) Target Portfolio"), First Trust 10 Uncommon Values Portfolio ("10 Uncommon Values Portfolio") and the Target Managed VIP Portfolio ("Target Managed VIP Portfolio"). The Sector Funds are:
First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio. Effective April 28, 2005, the Global Target 15 Portfolio changed its name to the Global Dividend Target 15 Portfolio pursuant to the approval of the Board of Trustees. On April 30, 2002, the Dow(sm) Dart 5 Portfolio, S&P(R) Target 10 Portfolio and First Trust Internet Portfolio changed their names to the Target Managed VIP Portfolio, S&P(R) Target 24 Portfolio and Value Line(R) Target 25 Portfolio, respectively, pursuant to the approval of the Board of Trustees. Interests of the Funds are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies (the "Policies") issued by American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia").


                       INVESTMENT OBJECTIVES AND POLICIES

        The prospectuses describe the investment objectives and policies of the Funds. The following supplements the information contained in the prospectuses concerning the investment objective and policies of the Funds.

        Each Fund is also subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting Interests of the Fund:

               (1) A Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act").

               (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

               (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio securities.

               (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

               (5) A Fund may not make loans to other persons, except through
        (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

               (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

               (7) A Fund may not pledge, mortgage or hypothecate any of its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Fund's total assets at the time of the borrowing or investment.

               (8) Each Strategy Fund (other than the Value Line(R) Target Portfolio) may invest more than 25% of its assets in the securities of issuers in any single industry if the applicable investment strategy for the Fund selects securities in a manner that results in such a concentration. A Sector Fund may invest more than 25% of its assets in the securities of issuers in the industry represented by the Fund. The Value Line(R) Target Portfolio may invest more than 25% of its assets in the securities of issuers in the Internet industry. Notwithstanding the foregoing, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (See "Additional Risks of Investing in the Funds" in the prospectus and "Investment Risks-Industry Risks" herein for a discussion of the risks associated with the concentration of a Fund's holdings in a given industry.)

        Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

        The foregoing fundamental policies and the investment objective of a Fund may not be changed without the affirmative vote of the majority of the outstanding voting Interests of the Company (or of a particular Fund, if appropriate). The 1940 Act defines a majority vote as the vote of the lesser of
(i) 67% or more of the voting Interests represented at a meeting at which more than 50% of the outstanding Interests are represented; or (ii) more than 50% of the outstanding voting Interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting Interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting Interests of such Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting Interests of any other Fund affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting Interests.

        In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies which may be changed by the Board of Trustees.


                              INVESTMENT STRATEGIES

        Under normal circumstances, each Fund will invest at least 80% of the total assets of the Fund in the particular type of investments or in accordance with the Fund's investment strategy, if applicable, suggested by the Fund's name. Fund interest holders are entitled to 60 days notice prior to any change in this non-fundamental investment policy.

TYPES OF INVESTMENTS

        Warrants: Each Fund may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

        Securities Lending: Each Fund may also lend portfolio securities to broker-dealers and financial institutions to realize additional income. A Fund will not lend its portfolio securities or other assets, if as a result, more than 33-1/3% of the Fund's total assets, including collateral received, would be lent to broker-dealers or other parties. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking-to-market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. Securities loaned by a Fund remain subject to fluctuations in market value. A Fund may pay reasonable finders, custodian and administrative fees in connection with a loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the Funds' investment adviser, First Trust Advisors LP ("First Trust"), to be of good standing.

        During the period that a Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

        Delayed-Delivery Transactions: A Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

        Each Fund will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

        Illiquid Securities: Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegates has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed First Trust to look to factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

        Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

        Money Market Funds: Each Fund may invest in shares of money market funds to the extent permitted by the 1940 Act.

        Temporary Investments: Each Fund may, without limit as to percentage of assets, purchase U.S. government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A or higher by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less.

        Short-term debt securities are defined to include, without limitation, the following:

               (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
        (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

               (2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore; certificates of deposit purchased by a Fund may not be fully insured.

               (3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

               (4) Repurchase agreements, which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Funds may invest. In addition, the Funds may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds, however, intend to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria established by the Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

               (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

               (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's or Fitch 2 or higher by Fitch.

PORTFOLIO TURNOVER

        A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and expenses. For fiscal year 2005, the portfolio turnover rate for the DART 10 Portfolio was 145%, this amount is significantly higher than in fiscal year 2004, which had a turnover rate of 57%. One of the reasons that the portfolio turnover rate for the DART 10 Portfolio for fiscal year 2005 was higher was that redemptions increased from approximately $2.9 million in fiscal year 2004 to $14.0 million in fiscal year 2005, which led to increased sales of portfolio securities to cover the redemptions. For fiscal year 2005, the portfolio turnover rate for the NASDAQ(R) Target Portfolio was 175%, this amount is significantly higher than in fiscal year 2004, which had a turnover rate of 117%. One of the reasons that the portfolio turnover rate for the NASDAQ(R) Target Portfolio for fiscal year 2005 was higher was that redemptions increased from approximately $2.0 million in fiscal year 2004 to $3.9 million in fiscal year 2005, which led to increased sales of portfolio securities to cover the redemptions.

HEDGING STRATEGIES

General Description of Hedging Strategies

        A Fund may engage in hedging activities. First Trust may cause a Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge the Fund's holdings.

        Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to

"lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

        The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, the futures industry's self-regulatory organization. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into Futures Contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

        The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and

Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

        Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

        A Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

        A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Indices or a more narrower market index, such as the Standard & Poor's
100. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

        A Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

        The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

        There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

        Each Fund may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the Commodities Exchange Act (the "CEA"). Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

        An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

        Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract.

        The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

        If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on their margin deposits.

        Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

        Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

        There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        A public market exists in Futures Contracts covering a number of indices, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ(R) 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

        Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

        A Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

        As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Each Fund will earmark or set aside in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

        The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "INVESTMENT STRATEGIES - Hedging Strategies." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Foreign Currency Transactions

        The Funds may engage in foreign currency forward contracts, options, and futures transactions. Such Funds may enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency Futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Funds invest in a currency futures or options contract, they must make a margin deposit to secure performance of such contract. With respect to investments in currency Futures Contracts, the Funds may also be required to make variation margin deposits because the value of futures contracts fluctuates from purchase to maturity. In addition, the Funds may earmark or segregate assets to cover their futures contracts obligations.

FOREIGN INVESTMENTS

Indirect Foreign Investment-Depositary Receipts

        The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership Interests in the securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

        Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Direct Foreign Investments

        The Funds may invest directly in the securities of foreign issuers. In consideration of whether to invest in the securities of a foreign company, First Trust considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. First Trust also considers factors relating to the general economic, government, and social conditions of the country or countries where the company is located.

        Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of government actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Description of Strategy Funds

        As described in the Funds' prospectuses, the portfolio of the DART 10 Portfolio consists primarily of the common stocks of the ten companies in the Dow Jones Industrial Average(sm) ("DJIA") that have the highest combined dividend yields and buyback ratios on or about the date specified in the prospectus (the "Stock Selection Date"). The portfolio of the Dow Dividend Portfolio consists primarily of the common stock of the 20 stocks from the Dow Jones Select Dividend Index(sm) with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book on or about the Stock Selection Date. The portfolio of the Global Target Portfolio consists primarily of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index, respectively, that have the highest dividend yield in the respective index on or about the Stock Selection Date. The portfolio of the S&P(R) Target Portfolio consists primarily of the common stocks of 24 companies selected from a pre-screened subset of the stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") annually on or about the Stock Selection Date. The portfolio of the 10 Uncommon Values Portfolio consists primarily of the ten common stocks selected annually by the Investment Policy Committee of Lehman Brothers, Inc. with the assistance of the Research Department of Lehman Brothers which, in the opinion of Lehman Brothers, have the greatest potential for capital appreciation during the next year. The NASDAQ(R) Target Portfolio consists primarily of the common stocks of fifteen companies selected from a pre-screened subset of the stocks included in the NASDAQ(R) 100 Index on or about the Stock Selection Date. The portfolio of the Value Line(R) Target Portfolio consists primarily of the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's #1 ranking for Timeliness(TM) annually on or about the Stock Selection Date. Each year, as discussed in the prospectuses, the portfolio of each Fund is adjusted in accordance with its investment strategy. The portfolio of the Target Managed VIP Portfolio consists primarily of common stocks that are identified by applying six uniquely specialized strategies on or about the Stock Selection Date: The Dow(sm) DART
5 Strategy, the European Target 20 Strategy, The NASDAQ(R) Target 15 Strategy, the S&P(R) Target 24 Strategy, the Target Small Cap Strategy, and the Value Line(R) Target 25 Strategy. See "FUND OVERVIEW" in the prospectus for the relevant Fund for a more detailed description of its investment strategy.

        The dividend yield for each equity security contained in the DART 10 Portfolio and the securities based on the DJIA in the Global Target Portfolio and the Target Managed VIP Portfolio is calculated by annualizing the last quarterly or semi-annual ordinary dividend declared and dividing the result by the market value of such equity security on or about the Stock Selection Date. The yield for each equity security listed on the FT Index or the Hang Seng Index in the Global Target Portfolio is calculated by adding together the most recent interim and final dividend declared and dividing the result by the market value of such equity security on or about the Stock Selection Date.

        The publishers of the S&P 500 Index, FT Index and the Hang Seng Index are not affiliated with First Trust and have not participated in the creation of the Funds or the selection of the equity securities included therein. There is, of course, no guarantee that the objective of any Fund will be achieved.

        Any changes in the components of any of the respective indices or in the composition of the stocks listed on the NYSE, AMEX or NASDAQ Stock Market ("NASDAQ") made after the respective Stock Selection Date will not cause a change in the identity of the common stocks included in the applicable Fund, including any additional equity securities deposited thereafter until the next Stock Selection Date when the portfolio of each Fund will be adjusted in accordance with its investment strategy.

        Investors should note that each Fund's investment criteria is applied and will in the future be applied to the equity securities selected for inclusion in the Fund as of the applicable Stock Selection Date. Additional equity securities which were originally selected through this process may be purchased throughout the year, as investors may continue to invest in the Fund, even though the yields on these equity securities may have changed subsequent to the previous Stock Selection Date. These equity securities may no longer be included in the index, or may not meet a Fund's selection criteria at that time, and therefore, such equity securities would no longer be chosen for inclusion in the Fund if the selection process were to be performed again at that time. Accordingly, the equity securities selected and the percentage relationship among the number of shares will not change for purchases or sales by a Fund until the next annual Stock Selection Date.

Insurance Law Restrictions

        In connection with the Company's agreement to sell shares to Account B, American Skandia and First Trust may enter into agreements, required by certain state insurance departments, under which First Trust may agree to use its best efforts to assure and to permit American Skandia to monitor each Fund for compliance with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, American Skandia would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Company's operations.


                                INVESTMENT RISKS

Overview

        An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

        Shareholders of common stocks of the type held by a Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in a Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by such Fund. The equity securities held in a Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.

        Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

        First Trust shall not be liable in any way for any default, failure or defect in any equity security held in a Fund's portfolio.

ADDITIONAL RISKS OF INVESTING IN FUNDS

Liquidity

        Whether or not the equity securities in a Fund are listed on a securities exchange, the principal trading market for the equity securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities held in a Fund may be sold to meet transfers, partial withdrawals or surrenders or to implement a strategy on or about each stock selection date and the value of a Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Lack of Diversification

        Each Fund is classified as "non-diversified" and therefore a Fund is only limited as to the percentage of its assets which may be invested in securities of any one issuer by its own investment restrictions and by diversification requirements imposed by the Internal Revenue Code of 1986, as amended. A Fund may therefore invest a relatively high percentage of its assets in a limited number of issuers. This can expose each Fund to potentially greater market fluctuations than might be experienced by a diversified fund. Each Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests. For example, an investment in the DART 10 Portfolio may subject an investor to additional risk due to the relative lack of diversity in its portfolio since the portfolio contains only ten stocks. Therefore, the DART 10 Portfolio may be subject to greater market risk than other funds which may contain a more diversified portfolio of securities. A Fund is not designed to be a complete investment program for an investor. Variable annuity policy owners, in light of their own financial situations and goals, should consider other additional funding options in order to diversify the allocations of their policy assets.

Small Capitalization Companies

        Certain or all of the equity securities in the Funds may be small cap company stocks. While, historically, small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

        The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical of a national securities exchange.

Litigation

        At any time litigation may be instituted on a variety of grounds with respect to the common stock held by the Funds. A Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

        In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

               (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

               (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

               (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

               (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

               (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

               (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING FOREIGN CURRENCIES

       (1) Currency Risks. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation, and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, a Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies. Funds may engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

       (2) Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. First Trust believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in foreign currency exchange. The Funds will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that they would be obligated to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that First Trust believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Funds will not enter into forward foreign currency exchange contracts with a term longer than one year.

       (3) Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in a foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire, in the spot market, the amount of foreign currency needed for settlement.

       (4) Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of First Trust, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of the same factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

       (5) Foreign Currency Futures Transactions. By using foreign currency Futures Contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

       (6) Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency Futures Contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency Futures Contracts and their use as a hedging device similar to those associated with options on currencies, as described above. Options on foreign currency Futures Contracts may involve certain additional risks. Trading options on foreign currency Futures Contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency Futures Contracts unless and until, in the opinion of First Trust, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency Futures Contracts. Compared to the purchase or sale of foreign currency Futures Contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on Futures Contracts would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

INDUSTRY RISKS

        The following is a discussion of additional risks affecting particular industry sectors represented in the Funds.

        Energy Sector. An investment in the energy sector should be made with an understanding of the problems and risks inherent in an investment in the energy industry in general.

        The business activities of companies in the energy sector may include: production, generation, transmission, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field are also considered for the First Trust Energy Portfolio.

        The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the equity securities held in the First Trust Energy Portfolio may be subject to rapid price volatility. First Trust is unable to predict what impact the foregoing factors will have during the life of the First Trust Energy Portfolio on the equity securities held in its portfolio.


        Furthermore, general problems of the energy sector, particularly the petroleum and gas products industry, include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as the hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials.

        In addition, declines in U.S. and Russian crude oil production will likely lead to a greater world dependence on oil from Organization of Petroleum Exporting Countries ("OPEC"). The increased dependence on OPEC oil, also puts refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns will also pose serious challenges to the industry over the coming decade. Refiners are likely to be required to make heavy capital investments and make major production adjustments in order to comply with increasingly stringent environmental legislation. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies.

        No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damage. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and government concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil-fuel use in general. In addition, any future scientific advances concerning new sources of energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in this Fund.


        Financial Sector. An investment in the financial services sector should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

        Banks, thrifts and their holding companies are subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Bank and thrift institutions have received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsides, this income will diminish. Economic conditions in the real estate markets can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor government regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

        The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. The Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit.

        Insurance Sector. Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multiline insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

        In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses, resulting from many things, including acts of terrorism, which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations, and (viii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

        The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation.

        All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

        Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean-up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 ("Superfund") and comparable state statutes ("mini-Superfund") govern the clean-up and restoration by "Potentially Responsible Parties" ("PRP's"). Superfund and the mini-Superfunds ("Environmental Clean-up Laws" or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRP's fail to do so, and to assign liability to PRP's. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been fully established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean-up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRP's is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

        While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

        Investment Banking. Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the equity securities included in the First Trust Financial Services Portfolio will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

        Pharmaceutical Sector. An investment in the pharmaceutical sector should be made with an understanding of the characteristics of the pharmaceutical industry and the risks which such investment may entail.

        Pharmaceutical companies include companies involved in drug development and production services, biotech, and advanced medical devices and instruments. Such companies have potential risks unique to their sector of the healthcare field. Such companies are subject to government regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from generic drug sales, the termination of their patent protection for drug products and the risk that technological advances will render their products or services obsolete. The research and development costs of bringing a drug to market are substantial and include lengthy government review processes, with no guarantee that the product will ever come to market. Many of these companies may have losses and not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

        As the population of the United States ages, the companies involved in the pharmaceutical field will continue to search for and develop new drugs through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distribution of drugs and vaccines. These activities may make the pharmaceutical sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Fund's objectives will be met.

        Legislative proposals concerning healthcare are considered from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provisions of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans. First Trust is unable to predict the effect of any of these proposals, if enacted, on the issuers of equity securities in the First Trust Pharmaceutical Portfolio.

        Technology and Internet Sectors. An investment in the Strategy Funds, which may be concentrated in the technology industry, and the First Trust Technology Portfolio, which will be concentrated in the technology industry, should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.

        Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment, electronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the equity securities included in this sector depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the equity securities included in this sector will be able to respond in a timely manner to compete in the rapidly developing marketplace.

        Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the equity securities held in the Funds.

        Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that, in the future, suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of equity securities held by the Funds will obtain orders of similar magnitude such as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of securities held in the Funds.

        Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the equity securities held by the Funds to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the securities in the Funds.

FOREIGN ISSUER RISKS

        Since certain of the portfolio securities included in the Funds may consist of common stocks of foreign issuers, an investment in such Funds involves certain investment risks that are different in some respects from an investment in a fund which invests entirely in common stocks of domestic issuers. These investment risks include the possible imposition of future political or government restrictions which might adversely affect the payment or receipt of dividends on the relevant portfolio securities, the possibility that the financial condition of the issuers of the portfolio securities may become impaired or that the general condition of the relevant stock market may deteriorate, the limited liquidity and relatively small market capitalization of the relevant securities market, the imposition of expropriation or confiscatory taxation, economic uncertainties, the lack of the quantity and quality of publicly available information concerning the foreign issuers as such issuers are generally not subject to the same reporting and accounting requirements as domestic issuers, and the effect of foreign currency devaluations and fluctuations in the value of the common stocks and dividends of foreign issuers in terms of U.S. dollars. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

        On the basis of the best information available to First Trust at the present time, none of the portfolio securities in such Funds are currently subject to exchange control restrictions under existing law which would materially interfere with payment to such Funds of dividends due on, or proceeds from the sale of, the foreign portfolio securities. The adoption of such restrictions or other legal restrictions could adversely impact the marketability of the foreign portfolio securities and may impair the ability of a Fund to satisfy its obligation to redeem shares or could cause delays or increase the costs associated with the purchase and sale of the foreign portfolio securities and correspondingly affect the price of its shares.

        The purchase and sale of the foreign portfolio securities may be made in foreign securities markets. Although First Trust does not believe that the Funds will encounter obstacles in acquiring or disposing of the foreign portfolio securities, investors should be aware that in certain situations it may not be possible to purchase or sell a foreign portfolio security in a timely manner for any number of reasons, including lack of liquidity in the relevant market, the unavailability of a seller or purchaser of the foreign portfolio securities, and restrictions on such purchases or sales by reason of federal securities laws or otherwise. An investment in such Funds will also be subject to the risks of currency fluctuations associated with investments in foreign equity securities trading in non-U.S. currencies.

        Certain of the equity securities in the Funds may be in ADR or GDR form. ADSs and GDSs (collectively, the "Depositary Receipts") may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include ADSs and GDSs, respectively.

        Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying share represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from the application of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the 1933 Act and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

        For the equity securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic shares and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the equity securities. The foreign issuers of securities that are Depositary Receipts may pay dividends in foreign currencies which must be converted into U.S. dollars. Most foreign currencies have fluctuated widely in value against the United

States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

STRATEGY FUND RISKS

        Certain equity securities selected for the Funds may have attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or Exchange. The equity securities may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the equity securities will change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the equity securities will be maintained or that share prices will not decline further during the life of the Funds, or that the equity securities will continue to be included in the respective indices or Exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective Strategy Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Fund's objective will be achieved or that a Fund will provide for capital appreciation in excess of such Fund's expenses. Because of the contrarian nature of such Funds and the attributes of the common stocks, which caused inclusion in the portfolio, such Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, each of the strategies have underperformed their respective index or indices in certain years.

        Equity securities in a Strategy Fund from time to time may be sold under certain circumstances described in the prospectus or herein. Each Strategy Fund, however, is not actively managed and equity securities in a Fund will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation or if the equity securities no longer meet the criteria by which they were selected for a Fund. However, equity securities will be sold on or about each annual Stock Selection Date in accordance with a Fund's stock selection strategy.

        License Termination Risk. Certain of the Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the affected Fund.

                             LICENSING ARRANGEMENTS

LICENSING ARRANGEMENTS WITH LEHMAN BROTHERS, INC.

        As noted in the prospectus, the objective of the 10 Uncommon Values Portfolio is to provide the potential for above-average capital appreciation by investing the Fund's portfolio in the ten common stocks selected by the Investment Policy Committee of Lehman Brothers Inc. with the assistance of the Research Department of Lehman Brothers Inc. which, in the opinion of Lehman Brothers Inc., have the greatest potential for capital appreciation during the next year. The selection is based upon a determination by Lehman Brothers Inc. that the selected stocks are deemed to have an above-average appreciation potential against the S&P 500 Index over the 12 months following the selection of the portfolio. The stocks included in this Fund are adjusted annually in accordance with the new selections of Lehman Brothers for subsequent years. Lehman Brothers Inc. is one of the leading global investment banks serving institutional, corporate, government and high net worth individual clients and customers. Lehman Brothers' business includes capital raising for clients through securities underwriting and direct placements; corporate finance and strategic advisory services; merchant banking; securities sales and trading; research; and the trading of foreign exchange, derivative products and certain commodities. The Fund is not sponsored, advised, or created by Lehman Brothers Inc. Lehman Brothers Inc.'s only relationship to First Trust is the licensing of certain trademarks and tradenames of Lehman Brothers Inc. and of the "10 Uncommon Values" and the sale to First Trust of research which is determined, composed and calculated by Lehman Brothers Inc. without regard to First Trust or the Fund. In addition, Lehman Brothers Inc. may also receive fees for brokerage services provided to this Fund as well as unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"). Lehman Brothers Inc., in its general securities business acts, as agent or principal in connection with the purchase and sale of equity securities, including the equity securities held in the Fund and may act as a market maker in certain of the equity securities.

LICENSING ARRANGEMENTS WITH VALUE LINE PUBLISHING, INC.

        Value Line Publishing, Inc.'s ("VLPI") only relationship to FTP is VLPI's licensing to FTP of certain VLPI trademarks and trade names and the Value Line(R) Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to FTP, the Funds or any investor. VLPI has no obligation to take the needs of FTA or any investor in the Funds into consideration in composing the System. A Fund's results may differ from the hypothetical or published results of the Value Line(R) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Fund or the timing of the issuance for sale of the Fund or in the calculation of the equations by which the Fund is to be converted into cash.

        VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE

SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (i) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF A FUND; OR (ii) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE FUND.


                             DESCRIPTION OF INDICES

        Certain Funds invest in stocks included in the DJIA, The Dow Jones Select Dividend Index, the FT Index, the Hang Seng Index, the NASDAQ Index, and the S&P 500 Index. The following is a description of these indices.

THE DOW JONES INDUSTRIAL AVERAGE(sm)

        The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The stocks are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. Most substitutions have been the result of mergers, but from time to time, changes may be made to achieve a better representation. The components of the DJIA may be changed at any time for any reason. Any changes in the components of the DJIA made after the Stock Selection Date will not generally cause a change in the identity of the equity securities involved in the applicable Fund, including any equity securities deposited in a Fund, except when the Fund is periodically adjusted.

THE DOW JONES SELECT DIVIDEND INDEX(sm)

        The Dow Jones Select Dividend Index(sm) universe is defined as all dividend-paying companies in the Dow Jones U.S. Total Market Index ("Dow Jones U.S. TMI") that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three month average daily trading volume of 200,000 shares. The Dow Jones U.S. TMI is a rules-governed, broad-market benchmark that represents approximately 95% of U.S. market capitalization.

        The following criteria are used to select securities for the index:

                1. Issues are ranked in descending order of indicated annual yield, defined as a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

                2. Any current component stock with a three-month average daily trading volume of less than 100,000 shares is deemed ineligible for selection.

                3. All remaining current component stocks rated 200 and above are selected to the index.

                4. Stocks that are not current components are added to the index until the component count reaches 100.

        A company's weight in the index is based on its indicated annual dividend. In the event of a stock split affecting a component company, weighting factors are adjusted to keep the component weights in the index constant.

        The index composition is reviewed annually in December. Historical selections for 1992 through 1999 were conducted based on closing prices and indicated dividends as of year end. For 2000 through 2002, selections were conducted on the Monday following the third Friday of December. Beginning with the December 2003 review, selections have been made based on indicated annual dividends as of the last trading day in November. Changes are implanted at the opening of trading on the Monday following the third Friday of December.

        Under the following circumstances, a component stock is immediately removed from the index, independent of the annual review.

        o The component company is affected by a corporate action such as a delisting or bankruptcy.

        o The component company eliminates its dividend.

        o The component company lowers but does not eliminate its dividend, and its new yield is less than that of the lowest yielding noncomponent on the latest monthly selection list.

        A component stock that is removed from the index as the result of an extraordinary deletion is immediately replaced by the next-highest ranked stock by indicated annual yield as of the most recent annual review. The new stock is added to the index at a weight commensurate with its own indicated annual dividend.

        The component company that is removed from the Dow Jones U.S. TMI (the index universe) during the course of the year because of a reduction in market capitalization remains in The Dow Jones Select Dividend Index(sm) until the next annual review.

        "Dow Jones Industrial Average(sm)," "DJIA(sm)," "Dow Industrials(sm)," "Dow 30(sm)," "The Dow(sm)," "The Dow Jones Select Dividend Index(sm)" and "The Dow 10(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust. None of the Funds, including, and in particular, the Target Managed VIP Portfolio, Dow Dividend Portfolio and the DART 10 Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

        The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to a Fund's interest holders or any member of the public regarding the advisability of purchasing a Fund. Dow Jones' only relationship to the Funds, American Skandia, or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of American Skandia, First Trust or variable annuity owners into consideration in determining, composing or calculating the DJIA. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Funds, including the pricing of the Funds' Interests or the amount payable under variable annuity contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Funds or any variable annuity contracts.

        DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A FUND, AMERICAN SKANDIA, FIRST TRUST OR VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO
EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FINANCIAL TIMES INDUSTRIAL ORDINARY SHARE INDEX

        The FT Index began as the Financial News Industrial Ordinary Share Index in London in 1935 and became the Financial Times Industrial Ordinary Share Index in 1947. The Financial Times Ordinary Index is calculated by FTSE International Ltd. ("FTSE"). All copyright in the index constituent list vests in FTSE. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies, which are highly capitalized, major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the FT Index are made entirely by the editors of The Financial Times without consultation with the companies, stock exchange or any official agency. Most substitutions have been the result of mergers or because of poor share performance, but from time to time, changes may be made to achieve a better representation. The components of the FT Index may be changed at any time for any reason.

THE HANG SENG INDEX

        The Hang Seng Index was first published in 1969 and presently consists of 33 of the stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations.

        Except as described herein or in the prospectuses, neither the publishers of the S&P 500 Index, DJIA, FT Index nor the Hang Seng Index have granted the Funds, American Skandia, or First Trust a license to use their respective index. The Funds are not designed so that prices will parallel or correlate with the movements in any particular index or a combination thereof and it is expected that their prices will not parallel or correlate with such movements. The publishers of the S&P 500 Index, DJIA, FT Index and the Hang Seng Index have not participated in any way in the creation of the Funds or in the selection of stocks in the Funds and have not approved any information related thereto.

THE NASDAQ 100 INDEX(R)


        The NASDAQ 100 Index(R) represents the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market(R). The index is calculated based on a modified capitalization weighted methodology.


        The NASDAQ(R) Target Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. (including its affiliates) (NASDAQ, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the NASDAQ(R) Target Portfolio or the Target Managed VIP Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the NASDAQ(R) Target Portfolio or the Target Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ(R) 100 Index to track general stock market performance. The Corporations' only relationship to First Trust (the "Licensee") is in the licensing of the NASDAQ-100(R), NASDAQ-100 Index(R) and NASDAQ(R) trademarks or service marks, and certain trade names of the corporations and the use of the NASDAQ 100 Index(R) which is determined, composed and calculated by NASDAQ without regard to Licensee or the Funds. NASDAQ has no obligation to take the needs of the Licensee or the owners of the NASDAQ(R) Target Portfolio or the Target Managed VIP Portfolio into consideration in determining, composing or calculating the NASDAQ 100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of a Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of a Fund.

        THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ 100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE STANDARD & POOR'S 500 INDEX

        Widely regarded as the standard for measuring large-cap U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stocks' weight in the index proportionate to its market value.

        The S&P(R) Target Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold oR promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the S&P(R) Target Portfolio or the TargeT Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P(R) Target Portfolio or the Target Managed VIP Portfolio particularly or the ability oF the S&P 500 Index to track general stock market performance. S&P's only relationship to First Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to First Trust, the S&P(R) Target Portfolio or the Target Managed VIP Portfolio. S&P has no obligation to take the needs of First Trust or the owners of the S&P(R) Target PortfoliO or the Target Managed VIP Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination for the prices and amount of the S&P(R) Target Portfolio or the Target Managed VIP Portfolio or the timing of the issuance or sale of thE Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

        S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL,

PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                FUND MANAGEMENT

       The general supervision of the duties performed for each Fund under the investment management agreement is the responsibility of the Board of Trustees. There are four Trustees of the Company, one of whom is an "interested person" (as the term is defined in the 1940 Act) and three of whom are independent Trustees. The Trustees set broad policies for each Fund, choose the Company's officers and hire the Company's investment adviser. The officers of the Company manage its day-to-day operations and are responsible to the Company's Board of Trustees. The following is a list of the Trustees and officers of the Company and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                   NUMBER OF
                                                   TERM OF OFFICE                                  PORTFOLIOS IN      OTHER
                                                   AND YEAR FIRST                                  FUND COMPLEX       TRUSTEESHIPS
NAME, ADDRESS                 POSITION AND         ELECTED OR            PRINCIPAL OCCUPATIONS     OVERSEEN BY        HELD BY
AND DATE OF BIRTH             OFFICES WITH TRUST   APPOINTED             DURING PAST 5 YEARS       TRUSTEE            TRUSTEE
Trustee who is an
Interested Person of the
Trust
-------------------------
James A. Bowen(1)*            President,           o Indefinite term     President, First          29 Portfolios      None
1001 Warrenville Road,        Chairman of the                            Trust Portfolios and
  Suite 300                   Board, Chief         o 2000                First Trust Advisors;
Lisle, IL 60532               Executive Officer                          Chairman of the Board
D.O.B.: 09/55                 and Trustee                                of Directors, BondWave,
                                                                         LLC and Stonebridge
                                                                         Advisors LLC

Trustees who are not
Interested Persons of the
Trust
-------------------------

Richard E. Erickson           Trustee              o Indefinite term     Physician, President      29 Portfolios      None
c/o First Trust Advisors                                                 Wheaton Orthopedics;
L.P.                                               o 2000                Co-Owner, Co-Director
1001 Warrenville Road,                                                   Sports Med Center for
  Suite 300                                                              Fitness; Limited
Lisle, IL 60532                                                          Partner Gundersen
D.O.B.: 04/51                                                            Real Estate
                                                                         Partnership


                                      -40-


                                                                                                   NUMBER OF
                                                   TERM OF OFFICE                                  PORTFOLIOS IN      OTHER
                                                   AND YEAR FIRST                                  FUND COMPLEX       TRUSTEESHIPS
NAME, ADDRESS                 POSITION AND         ELECTED OR            PRINCIPAL OCCUPATIONS     OVERSEEN BY        HELD BY
AND DATE OF BIRTH             OFFICES WITH TRUST   APPOINTED             DURING PAST 5 YEARS       TRUSTEE            TRUSTEE

Trustees who are not
Interested Persons of the
Trust
-------------------------

Thomas R. Kadlec              Trustee              o Indefinite term     President, ADM            29 Portfolios      None
c/o First Trust Advisors                                                 Derivatives, Inc.
L.P.                                               o 2004                (May 2005 to Present);
1001 Warrenville Road,                                                   Vice President, Chief
  Suite 300                                                              Financial Officer (1990
Lisle, IL 60532                                                          to Present), ADM Investor
D.O.B.: 11/57                                                            Services, Inc. (Futures
                                                                         Commission Merchant);
                                                                         Registered Representative
                                                                         (2000 to Present),
                                                                         Segerdahl & Company,
                                                                         Inc., an NASD member
                                                                         (Broker-Dealer)

Niel B. Nielson               Trustee              o Indefinite term     President (2002 to        29 Portfolios      Director of
c/o First Trust Advisors                                                 Present), Covenant                           Good News
L.P.                                               o 2000                College; Associate                           Publishers -
1001 Warrenville Road,                                                   Pastor (1997 to                              Crossway
  Suite 300                                                              2002), College Church                        Books;
Lisle, IL 60532                                                          in Wheaton                                   Covenant
D.O.B.: 03/54                                                                                                         Transport Inc.


Officers of the Trust
---------------------
Mark R. Bradley               Treasurer,           o Indefinite term     Chief Financial           N/A                N/A
1001 Warrenville Road,        Controller, Chief                          Officer, Managing
  Suite 300                   Financial Officer    o 2000                Director, First Trust
Lisle, IL 60532               and Chief                                  Portfolios and First
D.O.B.: 11/57                 Accounting Officer                         Trust Advisors; Chief
                                                                         Financial Officer, Bond
                                                                         Wave LLC and Stonebridge
                                                                         Advisors LLC

Susan M. Brix                 Assistant Vice       o Indefinite term     Representative, First     N/A                N/A
1001 Warrenville Road,        President                                  Trust Portfolios;
  Suite 300                                        o 2000                Assistant Portfolio
Lisle, IL 60532                                                          Manager, First Trust
D.O.B.: 01/60                                                            Advisors


Robert F. Carey               Vice President       o Indefinite term     Senior Vice               N/A                N/A
1001 Warrenville Road,                                                   President, First
  Suite 300                                        o 2000                Trust Portfolios and
Lisle, IL 60532                                                          First Trust Advisors
D.O.B.: 07/63


                                      -41-


                                                                                                   NUMBER OF
                                                   TERM OF OFFICE                                  PORTFOLIOS IN      OTHER
                                                   AND YEAR FIRST                                  FUND COMPLEX       TRUSTEESHIPS
NAME, ADDRESS                 POSITION AND         ELECTED OR            PRINCIPAL OCCUPATIONS     OVERSEEN BY        HELD BY
AND DATE OF BIRTH             OFFICES WITH TRUST   APPOINTED             DURING PAST 5 YEARS       TRUSTEE            TRUSTEE

James M. Dykas                Assistant            o Indefinite term     Vice President, First     N/A                N/A
1001 Warrenville Road,        Treasurer                                  Trust Portfolios L.P.
  Suite 300                                        o 2005                (January 2005 to
Lisle, IL 60532                                                          present); Executive
D.O.B.: 01/66                                                            Director of Van Kampen
                                                                         Asset Management and
                                                                         Morgan Stanley Investment
                                                                         Management (December 2002
                                                                         to January 2005); Vice
                                                                         President, Van Kampen
                                                                         Asset Management and
                                                                         Morgan Stanley Investment
                                                                         Management (December 2000
                                                                         to December 2002)

W. Scott Jardine              Secretary and        o Indefinite term     General Counsel,          N/A                N/A
1001 Warrenville Road,        Chief Compliance                           First Trust
  Suite 300                   Officer              o 2000                Portfolios and First
Lisle, IL 60532                                                          Trust Advisors;
D.O.B.: 05/60                                                            Secretary, BondWave,
                                                                         LLC and Stonebridge
                                                                         Advisors LLC

Daniel J. Lindquist           Vice President       o Indefinite term     Senior Vice               N/A                N/A
1001 Warrenville Road,                                                   President, First Trust
  Suite 300                                        o 2004                Advisors, L.P.; Vice
Lisle, IL 60532                                                          President, First Trust
D.O.B.: 02/70                                                            Portfolios L.P. (April
                                                                         2004 to present); Chief
                                                                         Operating Officer, Mina
                                                                         Capital Management, LLC
                                                                         (January 2004 to April
                                                                         2004); Chief Operating
                                                                         Officer, Samaritan Asset
                                                                         Management Service, Inc.
                                                                         (April 2000 to January 2004)

Kristi A. Maher               Assistant            o Indefinite term     Assistant General         N/A                N/A
1001 Warrenville Road,        Secretary                                  Counsel (March 2004 to
  Suite 300                                        o 2004                to Present), First Trust
Lisle, IL 60532                                                          Portfolios and First
D.O.B.: 12/66                                                            Trust Advisors L.P.;
                                                                         Associate (1995 to March
                                                                         2004), Chapman and Cutler LLP


                                      -42-


                                                                                                   NUMBER OF
                                                   TERM OF OFFICE                                  PORTFOLIOS IN      OTHER
                                                   AND YEAR FIRST                                  FUND COMPLEX       TRUSTEESHIPS
NAME, ADDRESS                 POSITION AND         ELECTED OR            PRINCIPAL OCCUPATIONS     OVERSEEN BY        HELD BY
AND DATE OF BIRTH             OFFICES WITH TRUST   APPOINTED             DURING PAST 5 YEARS       TRUSTEE            TRUSTEE

Roger Testin                  Vice President       o Indefinite term     Vice President            N/A                N/A
1001 Warrenville Road,                                                   (August 2001 to
  Suite 300                                        o 2001                Present), First Trust
Lisle, IL 60532                                                          Advisors; Analyst (1998
D.O.B.: 06/66                                                            to 2001), Dolan Capital
                                                                         Management
____________________

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position of President of First Trust, investment adviser of the Fund.



        In addition to the Company, Messrs. Erickson, Nielson, Kadlec and Bowen are also trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, FirsT Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II, closed-end funds advised by First Trust, and the First Trust Exchange-Traded Fund, an exchange-traded fund advised by First Trust with five series. None of the trustees who are not "interested persons" of the Company, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Company hold the same positions with the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and the First Trust Exchange-Traded Fund (collectively with the Company, the "First Trust Fund Complex") as they hold with the Company.


TRUSTEE COMPENSATION AND BENEFICIAL OWNERSHIP

        The following table sets forth compensation paid by the Company and the First Trust Fund Complex to each of the Trustees who are not designated "interested persons" for the fiscal year ended December 31, 2005. The Company has no retirement or pension plans. The officers and Trustees who are "interested persons" as designated above serve without any compensation from the Company.

                                   TOTAL COMPENSATION      TOTAL COMPENSATION
 NAME OF TRUSTEE                      FROM COMPANY        FROM FUND COMPLEX(1)
 Richard E. Erickson..............      $11,788                 $141,825
 Thomas R. Kadlec.................      $11,788                 $141,542
 Niel B. Nielson..................      $11,788                 $143,655
--------------------------
(1) Based on compensation paid to the independent Trustees for the fiscal year ended December 31, 2005 for services to 12 portfolios of the Company and 11 closed-end funds and 1 exchange-traded fund advised by First Trust.

        The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds in the First Trust Fund Complex as of December 31, 2005:

                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                 SECURITIES IN ALL REGISTERED
                    DOLLAR RANGE OF EQUITY    INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE     SECURITIES IN THE FUNDS       TRUSTEE IN FUND COMPLEX

Interested:
Mr. Bowen           None                         Over $100,000

Independent:
Mr. Erickson        None                         $50,001-$100,000

Mr. Kadlec          None                         $50,001-$100,000

Mr. Nielson         None                         $10,001-$50,000

        As of December 31, 2005, the Trustees of the Company who are not "interested persons" of the Fund (the "Independent Trustees") do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.


        Each investment company in the First Trust Fund Complex pays each Independent Trustee an annual retainer of $10,000, which includes compensation for all board meetings and committee meetings. No additional meeting fees are paid. Additionally, Mr. Kadlec is paid annual compensation of $10,000 to serve as the lead trustee, with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Until January 1, 2006, additional fees of $1,000 and $5,000 were paid to Independent Trustees for special board meetings and non-regular committee meetings respectively. These additional fees were shared by each investment company in the First Trust Fund Complex that participated in the particular meeting and were not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

STANDING COMMITTEES

        The Board of Trustees of the Company has four standing committees:
the Executive Committee, the Audit Committee, the Valuation Committee and the Nominating and Governance Committee.

        The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. Messrs. Kadlec and Bowen are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2005.

        The Audit Committee is responsible for overseeing the Funds' accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the Funds' independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec and Nielson serve on the Audit Committee. During the fiscal year ended December 31, 2005, the Audit Committee held four meetings.

        The Valuation Committee is responsible for the oversight of the pricing procedures of the Funds. Messrs. Erickson, Kadlec and Nielson serve on the Valuation Committee. The Valuation Committee held one meeting during the fiscal year ended December 31, 2005.

        The Nominating and Governance Committee (formerly the Nominating Committee) is responsible for overseeing matters related to the nomination of non-interested persons to the Company's Board of Trustees, and as necessary, the corporate governance of the Company. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendations shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, as amended, and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and outside counsel to the independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations at which point they may be considered for nomination. Messrs. Erickson, Kadlec and

Nielson serve on the Nominating and Governance Committee. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2005.


                                 CODE OF ETHICS

        To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Company, First Trust, and FTP have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. These Codes are on public file with, and are available from, the SEC.


                      PROXY VOTING POLICIES AND PROCEDURES

        The Company has adopted a proxy voting policy that seeks to ensure that proxies for securities held by each Fund are voted consistently and solely in the best economic interests of the Fund.

        A senior member of First Trust is responsible for oversight of the Fund's proxy voting process. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. ISS provides voting recommendations based upon established guidelines and practices. First Trust reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, First Trust may not vote in accordance with the ISS recommendations when First Trust believes that specific ISS recommendations are not in the best interests of the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests First Trust to follow specific voting guidelines or additional guidelines, First Trust will review the request and inform the client only if First Trust is not able to follow the clients request.

        First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

        Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, on the Fund's website at www.ftportfolios.com, upon request, by calling (800) 621-1675 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of April 28, 2006, Account B, 1 Corporate Drive, Shelton, CT 06484 owned all shares of the Company. As a result, Account B is considered to control the Funds. Due to such control, Account B may have the ability to affect the outcome of any item voted on by the Funds. To the extent required by applicable law, American Skandia will solicit voting instructions from owners of variable annuity Policies. All Interests in each Fund will be voted by American Skandia in accordance with voting instructions received from such variable annuity policy owners. American Skandia will vote all of the Interests which it is entitled to vote in the same proportion as the voting instructions given by variable annuity policy owners, on the issues presented.


        As of April 28, 2006, the Trustees and officers of the Company owned, in the aggregate, less than 1% of the Interests of any individual Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

        First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Funds. As investment adviser, First Trust provides the Funds with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Company if elected to such positions. First Trust provides each Fund with discretionary investment services and certain other services necessary with the management of the portfolios. Specifically, First Trust is responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objective, program, and restrictions as provided in the prospectus and this Statement of Additional Information. First Trust is responsible for effecting all security transactions on behalf of each Fund. First Trust is also responsible for compliance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts and/or regulated investment companies).

        First Trust is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust is controlled by Grace Partners and The Charger Corporation.

        First Trust is also adviser to 12 closed-end funds, 5 exchange-traded funds and is the portfolio supervisor of certain unit investment trusts sponsored by FTP, which are substantially similar to the Funds in that they have the same investment objectives and strategies as the various Funds but have a finite life. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities.

        FTP, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Trust (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate

Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974.

        First Trust acts as investment adviser to the Funds pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Company, or the interest holders of each Fund. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding Interests of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that First Trust, its partners, directors, officers, employees, and certain other persons performing specific functions for a Fund will only be liable to a Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the agreement. As compensation for its services, each Fund pays First Trust a fee as described in the prospectuses. Provisions regarding expense limitations are described in the prospectuses.

        Each Fund paid the following advisory fees to First Trust and First Trust waived and reimbursed the amounts set forth below for the periods specified:

        Fiscal Year Ended 12/31/2003

                       ADVISORY FEES
                       AFTER WAIVERS/
PORTFOLIO NAME         REIMBURSEMENTS    WAIVERS        REIMBURSEMENTS

Target Managed VIP        $69,491        $26,318        $   339
The Dow(sm) DART 10            -         $23,989        $40,748
Global Dividend                -         $15,309        $54,932
   Target 15
S&P(R) Target 24               -         $29,301        $32,862
NASDAQ(R) Target 15            -         $27,883        $34,152
Value Line(R) Target 25        -         $22,829        $41,697
First Trust 10                 -         $45,185        $21,919
  Uncommon Values
First Trust Energy             -         $14,504        $56,084
First Trust                    -         $23,928        $41,279
   Financial Services
First Trust                    -         $21,960        $44,166
   Pharmaceutical
First Trust                    -         $10,584        $61,351
   Technology


Fiscal Year Ended 12/31/2004

                       ADVISORY FEES                REIMBURSEMENTS
                       AFTER WAIVERS/
PORTFOLIO NAME         REIMBURSEMENTS    WAIVERS

Target Managed VIP        $83,597       $190,272             -
The Dow(sm) DART 10       $    76       $ 40,668             -
Global Dividend                 -       $ 53,074       $30,975
   Target 15
S&P(R) Target 24                -       $ 49,650       $ 5,194

NASDAQ(R) Target 15             -       $ 31,429       $ 9,418
Value Line(R) Target 25   $  1,897      $ 48,615             -
First Trust 10            $ 53,026      $ 3,200              -
  Uncommon Values
First Trust Energy              -       $ 20,263       $15,455
First Trust                     -       $ 27,658       $ 3,681
   Financial Services
First Trust                     -       $ 22,650       $ 7,309
   Pharmaceutical
First Trust                     -       $ 10,752       $25,855
   Technology


Fiscal Year Ended 12/31/2005

                       ADVISORY FEES
                       AFTER WAIVERS/    WAIVERS    REIMBURSEMENTS
PORTFOLIO NAME         REIMBURSEMENTS

Target Managed VIP       $867,153       $22,423              -
The Dow(sm) DART 10      $ 62,760       $16,406              -
Global Dividend          $126,141       $41,021              -
   Target 15
S&P(R) Target 24         $ 78,713       $17,876              -
The Dow(sm) Target       $128,592       $12,332              -
   Dividend
NASDAQ(R) Target 15      $ 15,099       $22,041              -
Value Line(R) Target 25  $223,766       $ 7,794              -
First Trust 10           $ 22,642       $25,699              -
  Uncommon Values
First Trust Energy       $ 13,226       $12,604              -
First Trust              $  9,218       $14,276              -
   Financial Services
First Trust              $  3,553       $15,734              -
   Pharmaceutical
First Trust                     -       $ 9,338         $12,172
   Technology

        First Trust may seek restitution from the Funds for fees waived and reimbursed through December 31, 2007; however, the restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.

INVESTMENT COMMITTEE

        The Investment Committee of First Trust is primarily responsible for the day-to-day management or the Fund's portfolios. There are currently five members of the Investment Committee, as follows:

                                              LENGTH OF
                     POSITION                 SERVICE               PRINCIPAL OCCUPATION
NAME                 WITH FIRST TRUST         WITH FIRST TRUST      DURING PAST FIVE YEARS
Daniel J. Lindquist  Senior Vice President    1-1/2 years           Senior Vice President, First Trust
                                                                    Advisors L.P.; Vice President, First Trust
                                                                    Portfolios L.P. (April 2004 to present); Chief
                                                                    Operating Officer of Mina Capital Management, LLC
                                                                    (January 2004 to April 2004); Chief Operating
                                                                    Officer, Samaritan Asset Management Service, Inc.
                                                                    (April 2000-January 2004)

Robert F. Carey      Chief Investment         14 years              Chief Investment Officer and Senior
                     Officer and Senior                             Vice President of First Trust;
                     Vice President                                 Senior Vice President of First
                                                                    Trust Portfolios L.P.

Jon C. Erickson      Senior Vice President    12 years              Senior Vice President of First Trust
                                                                    and First Trust Portfolios L.P. (August 2002 to
                                                                    present); Vice President of First Trust and First
                                                                    Trust Portfolios L.P. (1994 to 2002)

David G. McGarel    Senior Vice President     8 years               Senior Vice resident of First Trust
                                                                    and First Trust Portfolios L.P. (2002 to present);
                                                                    Vice President of First Trust and First Trust
                                                                    Portfolios L.P. (1997 to 2002)

Roger F. Testin    Senior Vice President      4 years               Senior Vice President of First Trust
                                                                    (August 2001 to present); Analyst, Dolan Capital
                                                                    Management (1998 to 2001)

        Daniel J. Lindquist: As Senior Vice President of First Trust, Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.

        David G. McGarel: As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

        Jon C. Erickson: As the head of the First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

        Roger F. Testin: As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds' portfolios.

        Robert F. Carey: As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

COMPENSATION

        The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as Fund performance or the value of assets included in the Fund's portfolios. In addition, Mr. Carey, Mr. Erickson and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

        The Investment Committee manages the investment vehicles with the number of accounts and assets, as of December 31, 2005, set forth in the table below:


                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE
                            (as of December 31, 2005)

INVESTMENT COMMITTEE MEMBER      REGISTERED INVESTMENT     OTHER POOLED
                                       COMPANIES        INVESTMENT VEHICLES
                                   NUMBER OF ACCOUNTS   NUMBER OF ACCOUNTS
                                       ($ ASSETS)           ($ ASSETS)

      Robert F. Carey             26 ($1,406,000,000)         0 ($0)

      Roger F. Testin             26 ($1,406,000,000)         2 ($51,000,000)

      Jon C. Erickson             26 ($1,406,000,000)         0 ($0)

     David G. McGarel             26 ($1,406,000,000)         0 ($0)

    Daniel J. Lindquist           26 ($1,406,000,000)         0 ($0)

        None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of many of the Funds and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee. None of the members of the Investment Committee own Interests in the Funds.

DISTRIBUTOR

        First Trust Portfolios, L.P., 1001 Warrenville Road, Lisle, Illinois 60532, serves as the principal underwriter of the Interests of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Funds (the "Distribution Agreement"). FTP is affiliated with First Trust. The officers of the Company described as being associated with First Trust and FTP are affiliated persons of both the Company and FTP. Pursuant to the Distribution Agreement, the Fund appointed FTP to be its agent for the distribution of the Funds' shares on a continuous offering basis. FTP sells shares to Account B. Pursuant to the Distribution Agreement, FTP, at its own expense, finances certain activities incident to the sale and distribution of the Interests of the Funds, including printing and distribution of prospectuses and statements of additional information to other than existing shareholders and the printing and distributing of sales literature and advertising. FTP does not receive underwriting commissions for its sale of Interests of the Funds, but does receive compensation pursuant to a Rule 12b-1 plan adopted by the Fund and described herein under "12b-1 Plan."

ADMINISTRATOR

        Each Fund pays an administration fee as set forth in the applicable prospectus to cover expenses incurred by American Skandia in connection with the administration of the Funds, Account B and the Policies. First Trust also pays an additional administrative fee to American Skandia for the Strategy Funds as set forth in the Strategy Funds' prospectus. The services provided by American Skandia shall include, among others, the following: (i) coordinating matters relating to the operation of Account B with the Funds, including any necessary coordination with the custodian, transfer agent, dividend disbursing agent, recordkeeping agent, accountants, attorneys, and other parties performing services or operational functions for the Funds; (ii) coordinating the preparation of the necessary documents with the SEC and other federal and state regulatory authorities as may be required; (iii) taking such other action as may be required by applicable law with respect to the foregoing, including without limitation the rules and regulations of the SEC and of state insurance authorities and other regulatory agencies; and (iv) coordinating with First Trust regarding investment limitations and parameters imposed on funding vehicles for variable annuities by the insurance laws of the various states and by the Internal Revenue Code. For the periods specified, each Fund paid the following to American Skandia:

                           FISCAL YEAR ENDED FISCAL YEAR ENDED    FISCAL YEAR
PORTFOLIO NAME               12/31/2003        12/31/2004    ENDED 12/31/2005

Target Managed VIP            $  4,134         $ 153,826         $ 435,112
DART 10                       $ 11,995         $  24,679         $  38,225
Dow Target                           -                 -         $  70,462
Global Target                 $  7,655         $  30,366         $  81,641
S&P(R) Target                 $ 14,651         $  29,843         $  46,685
NASDAQ(R) Target              $ 13,941         $  20,084         $  17,652
Value Line(R) Target          $ 11,414         $  28,807         $ 114,070
10 Uncommon Values            $ 22,598         $  37,273         $  22,645
First Trust Energy            $  7,252         $  12,413         $  13,991
First Trust Financial         $ 11,964         $  17,366         $  12,726
Services
First Trust Pharmaceutical    $ 10,980         $  14,507         $  10,447
First Trust Technology        $  5,292         $   6,915         $   5,058

        American Skandia also makes its officers and employees available to the Trustees and officers of the Fund for consultation and discussions regarding the operations of Account B and the Policies in connection with the administration of the Funds and services provided to the Funds.

TRANSFER AGENT

        PFPC Inc. ("PFPC"), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Funds pursuant to an Amended and Restated Transfer Agency Agreement dated December 15, 2003 (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC maintains member registrations; performs services relating to member trading activity; and provides purchase and redemption services in accordance with instruction from the Company. The fees paid to PFPC for its services pursuant to the Transfer Agency Agreement are described under "Administration, Accounting, and Transfer Agency Services Fees."

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

        PFPC also serves as the Company's administrator and fund accounting agent pursuant to an Amended and Restated Administration and Accounting Services Agreement dated as of December 15, 2003, (the "Administration Agreement"). PFPC has agreed to furnish to the Company statistical and research data, clerical, accounting and bookkeeping services, and certain other services required. In addition, PFPC has agreed to prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. The fees paid to PFPC for its services pursuant to the Administration Agreement are described under "Administration, Accounting, and Transfer Agency Services Fees" below.

        The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION, ACCOUNTING, AND TRANSFER AGENCY SERVICES FEES

        Pursuant to a letter agreement, the Company has agreed to pay PFPC fees for services provided by PFPC under the Administration Agreement and Transfer Agency Agreement. The minimum monthly fee will be $3,267 for each Fund transaction charges, account fees, FundSERV Networking fees, IMPRESSNet fees and out-of-pocket and other charges. PFPC agreed to potentially reduce the minimum fees for administrative and accounting services based upon increases in assets for various products advised by First Trust.

CUSTODIAN

        The custodian has custody of all securities and cash of the Company maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, acts as custodian for each Fund.

        Pursuant to a letter agreement, the Fund has agreed to pay PFPC Trust Company fees for services provided under the Custodian Agreement dated December 1, 2003. PFPC Trust Company will receive a monthly fee of 0.01% of each Fund's average gross assets. The minimum monthly fee will be $333 for each Fund, exclusive of transaction charges and out-of-pocket and other charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Funds' independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, audit and report on the Funds' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Funds.


                                 RULE 12b-1 PLAN

        The Company has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of the Funds will be subject to an annual service fee. The Company has adopted the Plan to encourage American Skandia to provide services to owners of the Funds and to promote future sales of the Funds.

        FTP serves as selling agent and distributor of the Interests of the Funds. In this capacity, FTP manages the offering of the Funds' Interests and is responsible for all sales and promotional activities. In order to compensate FTP for its costs in connection with these activities, each Fund has adopted a service plan under Rule 12b-1 under the 1940 Act. FTP uses the service fee to compensate American Skandia for providing account services to policy owners. These services include establishing and maintaining policy owners' accounts, supplying information to policy owners, delivering fund materials to policy owners, answering inquiries, and providing other personal services to policy owners. Each Fund may spend up to .25 of 1% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale and distribution of a Fund's Interests including, without limitation, compensation of its sales force, expenses of printing and distributing prospectuses to persons other than interest holders or policy owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Interests holders and policy owners used in connection with the sale of a Fund's Interests, certain other expenses associated with the distribution of Interests of the Funds, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

        On May 1, 2003, payments under the Plan were suspended for all of the Funds, except the 10 Uncommon Values Portfolio. On May 1, 2004, payments under the Plan were resumed for Target Managed VIP Portfolio, the Dart 10 Portfolio, Global Target Portfolio, S&P(R) Target Portfolio, NASDAQ(R) Target Portfolio, Value Line(R) Target Portfolio. For the fiscal year ended December 31, 2005, each Fund paid the following amount under the Plan: Target Managed VIP Portfolio $370,657; DART 10 Portfolio $32,986; Dow Target Dividend $58,719; Global Target Portfolio $69,651; S&P(R) Target Portfolio $40,245; NASDAQ(R) Target Portfolio $15,475; 10 Uncommon Values Portfolio $20,142; and Value Line(R) Target Portfolio $96,484. For the fiscal year ended December 31, 2005, all 12b-1 fees paid during the period were paid to American Skandia for providing account services. As a result, none of the 12b-1 service fee was paid for: advertising, printing, and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, interest, carrying, or other financing charges and any other charges.

        Under the Company's Plan, the Company will report quarterly to the Board of Trustees for its review all amounts expended under the Plan. The Plan may be terminated at any time with respect to any Fund, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such Fund. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the Trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under the applicable law, that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders. The Plan may not be amended to increase materially the cost which a Fund may bear under the Plan without the approval of the interest holders of the affected Fund, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Company will be committed to the discretion of the non-interested Trustees then in office.

                              BROKERAGE ALLOCATIONS

        First Trust is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of policies.

        Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

        In light of the above, in selecting brokers, First Trust may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Company. First Trust believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Advisory and Management Agreement provides that such higher commissions will not be paid by the Funds unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Advisory and Management Agreement are not reduced as a result of receipt by First Trust of research services. First Trust has advised the Board that it does not use soft dollars.

        First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effects their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with a Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. First Trust has advised the Board that it does not use soft dollars.

BROKERAGE COMMISSIONS

        Each Fund paid the following amounts in aggregate brokerage commissions for the specified periods:

                         FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
   PORTFOLIO NAME         12/31/2003         12/31/2004          12/31/2005
Target Managed VIP         $ 29,571            $109,738           $   246,678
The Dow(sm) DART 10        $  6,434            $ 13,117           $    29,913
Global Dividend            $  8,223            $ 59,109           $   121,655
Target 15
The Dow(sm) Target              --                   --           $    69,752
Dividend
S&P(R) Target 24           $  7,662            $ 16,150           $    24,080
NASDAQ(R) Target 15        $  9,981            $ 14,440           $    23,158
Value Line(R) Target 25    $  6,799            $ 23,941           $    69,052
First Trust 10             $ 15,821            $ 20,363           $    15,002
Uncommon Values
First Trust Energy         $  1,802            $  2,329           $     1,934
First Trust                $  3,370            $  2,295           $     2,565
Financial Services
First Trust                $  3,556            $  1,983           $     2,123
Pharmaceutical
First Trust                $  2,421            $  1,129           $       840
Technology


        The Target Managed VIP Portfolio's, The Dow(sm) DART 10 Portfolio's, Global Dividend Target Portfolio's, S&P(R) Target 24 Portfolio's, NASDAQ(R) Target Portfolio's and Value Line(R) Target Portfolio's brokerage commission payments were significantly higher in fiscal year 2005 than during the two previous fiscal years primarily due to the increased volume of purchases and sales of securities related to the increase in the size of and interest in the Funds.

                              MARKET TIMING POLICY

        The Funds have adopted a market timing/frequent trading policy (the "Market Timing Policy"). Market timing may be generally described as the practice of frequently buying and selling investment company shares in order to take advantage of a perceived arbitrage opportunity. Most often the practice has involved funds which invest principally in foreign securities. Market timing can have negative consequences for long-term investors in the fund. First of all, the practice has the effect of "siphoning" a portion of the fund's gains and effectively diluting the returns to long-term investors. Additionally, if such activity occurs frequently and involves large amounts it will affect how the portfolio manager manages the fund (likely forcing the manager to hold a larger portion of the fund's assets in cash or otherwise interfering with the efficient management of the portfolio). The practice would also likely have the effect of increasing transaction costs which would be borne by all investors. All shares of the Funds are issued to, and redeemed from, American Skandia Variable Account
B. Furthermore, such sales and redemptions are affected only in response to purchases and redemptions of the related variable annuity sub-accounts sold by American Skandia to their policyholders or transfers among the sub-accounts. Therefore, the Funds' risk of exposure to market timing is limited to such attempts as might be made through the sub-accounts. Following is a general description of market timing as well as the Funds' policy regarding market timing of Fund Shares.

        The Funds are not designed to provide investors with a means of speculating on short-term market movements. Frequently trading by investors may, under certain circumstances, disrupt the management of the Funds, negatively affect a Fund's performance and increase transaction costs for all investors. Due to the fact that all shares of a Fund are issued to, and redeemed from, American Skandia Variable Account B, a Fund itself cannot generally monitor trading by a particular investor. Therefore, the Funds will rely on American Skandia to adopt policies and procedures with respect to transfers into and out of the sub-accounts. The Funds have reviewed the market timing policies and procedures of American Skandia and had determined that such policies are reasonably designed to prevent or detect market timing activity. In addition, First Trust's portfolio management personnel will monitor activity within each Fund's portfolio and will report any unusual activity to the Funds' Chief Compliance Officer.


                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

        The Funds have adopted a policy regarding the disclosure of portfolio holdings (the "Disclosure Policy"). The purpose of the Disclosure Policy is to outline the Funds' policies and procedures with respect to the disclosure of portfolio holdings in order to comply with SEC requirements.

        Except as provided below, no listing of the portfolio holdings of any Fund shall be provided to any person, including any investor of a Fund, until such time as the portfolio holdings have been filed with the SEC on Form N-Q or Form N-CSR, as applicable, and posted on the Fund's website.

        Any person, including any investors of a Fund that requests a listing of a Fund's portfolio holdings shall be provided with the portfolio holdings list most recently made publicly available pursuant to this Disclosure Policy (and/or portfolio holdings as of earlier periods that previously have been made publicly available, if requested).

        Neither the Funds, their investment advisors, sub-advisors, nor any other party shall receive any compensation whatsoever in connection with the disclosure of information about a Fund's portfolio securities.

        The Funds may release certain nonpublic portfolio information to selected parties if (i) the Funds' Chief Compliance Officer determines such disclosure in consistent with a legitimate business purpose of the Funds; and
(ii) the recipient is subject to a duty of confidentiality with respect to the information, including a duty not to trade on the non-public information. Examples of instances in which selective disclosure may be appropriate included disclosure to the Funds' Trustees and service providers including the Fund's administrator, attorneys, independent registered public accounting firm, custodians, sub-custodians, transfer agent, proxy voting services and pricing services, who have a reasonable need of such information to perform their services for the Funds, or such other selected third parties that the Funds' Chief Compliance Officer authorizes. All such third parties shall be bound by a Code of Ethics or similar insider trading policy or confidentiality agreement prohibiting their use of any portfolio holdings information in an improper manner.

        The Disclosure Policy will be monitored by the Funds' Chief Compliance Officer. Any violations of the Disclosure Policy will be reported by the Funds' Chief Compliance Officer to the Fund's Board of Trustees at the next regularly scheduled board meeting.

        These procedures were designed to ensure that disclosure of information about portfolio securities is in the best interests of Fund Shareholders, including the procedures to address conflicts between the interests of Fund Shareholders, on the one hand, and those of the Fund's investment adviser; principal underwriter; or any affiliated person of the Fund, its investment advisor, or its principal underwriter, on the other.


                   VOTING RIGHTS AND GENERAL FUND INFORMATION

        Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Trustees and on other matters submitted to meetings of interest holders. In regard to certain matters including termination, merger, or a change of fundamental policies, the right to vote is limited to the holders of Interests of the particular Fund affected by the proposal.

        To the extent required by applicable law, American Skandia will solicit voting instructions from owners of variable annuity Policies. All Interests in each Fund will be voted by American Skandia in accordance with voting instructions received from such variable annuity policy owners. American Skandia will vote all of the Interests which it is entitled to vote in the same proportion as the voting instructions given by variable annuity policy owners, on the issues presented.

        Each issued and outstanding Interest in a Fund is entitled to participate equally in dividends and distributions, if any, declared by its corresponding Fund, and in the net assets of the Fund remaining upon liquidation or dissolution after outstanding liabilities are satisfied. The Interests of each Fund, when issued, are fully paid and non-assessable. They have no preemptive, conversion, cumulative dividend or similar rights. A Fund can only be owned by Account B. Interests in a Fund do not have cumulative rights. This means that owners of more than half of the Company's Interests voting for election of Trustees can elect all the Trustees if they so choose. Then, the remaining interest owners would not be able to elect any Trustees.

        The Board of Trustees has the right to establish additional series in the future, to change Fund series and to determine the preferences, voting powers, rights and privileges thereof.

        The Funds are not required and do not intend to hold annual meetings of interest holders. Interest holders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.


                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

        Account B will purchase Interests of the Funds at their net asset value. Interests are purchased using premiums received on Policies issued by Account B. Account B is funded by Interests of the Company.

        All investments in the Company are credited to the Interest holder's account in the form of full and fractional Interests of the designated Fund (rounded to the nearest 1/1000 of an Interest). The Company does not issue Interest certificates.

        As stated in the prospectuses, the net asset value ("NAV") of a Fund's Interests is determined once each day the New York Stock Exchange (the "NYSE") is open ("Business Day") at the close of the regular trading session on the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). The NAV of a Fund's Interests is not determined on days when the NYSE is closed. The NYSE holidays are generally: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

        The per interest NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Interests outstanding. A Fund's NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, portfolio securities for each Fund for which accurate market quotations are readily available will be valued by the fund accounting agent as follows:

               (1) Common stocks and other equity securities listed on any national or foreign exchange or on the NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices.

               (2) Securities traded in the over-the-counter market are valued at their closing bid prices.

               (3) Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

               (4) Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges, will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

        In addition, the following types of securities will be valued as follows:

               (1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

               (2) Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

               (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term purchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

        The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

        Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

        Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

        The Fund may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

TAX STATUS

        The Company is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Company does not pay federal income tax on its interest, dividend income or capital gains, because as a limited liability company whose Interests are sold only to Account B, the Company is disregarded as an entity for purposes of federal income taxation, assuming that the Company meets the diversification requirements of
Section 817 of the Code. American Skandia, through Account B, is treated as owning the assets of the Company, which are the collective assets of the Funds, directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Tax disclosure relating to the variable annuity Policies that offer the Company as an investment alternative is contained in the prospectuses for those Policies.

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that hold assets purchased under contracts such as the variable annuity Policies (that is, the assets of the Funds). Failure to satisfy those standards at any time would result in imposition of Federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

        The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified only if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

        Each Fund will be managed with the intention of complying with these requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.


                                   PERFORMANCE

        A Fund may quote its total return and yield in reports to shareholders, sales literature, and advertisements. These performance measures are described below. Performance advertised for a Fund may or may not reflect the effect of any charges that are imposed under a variable annuity policy that is funded by the Company. Such charges, described in the variable annuity prospectus, will have the effect of reducing a Fund's performance. Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund. Yield is a measure of the net investment income per interest earned over a specific one month or 30-day period expressed as a percentage of the net asset value.

        A Fund's standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The standardized average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's interests on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at NAV on the reinvestment dates during the period.

        The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Fund has been in existence, if it has not been in existence for one of the prescribed periods.

        Non-standardized total return may also be advertised. The non-standardized total return is not subject to a prescribed formula. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the Fund's interests on the first day of the period and computing the "end value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

        Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and is not intended to indicate future performance.

        The yield for a Fund is computed in accordance with a standardized method prescribed by the rules of the SEC. Under that method, yield is computed by dividing the net investment income per interest earned during the specified one month or 30-day period by the offering price per interest on the last day of the period, according to the following formula:

               Yield = 2[((a - b/cd) + 1) (6) - 1]

Where:

        a = dividends and interest earned during the period;
        b = expenses accrued for the period (net of reimbursements);
        c = the average daily number of interests outstanding during the period that were entitled to receive dividends; and d = the offering price (net asset value) per interest on the last day of the period.

        In computing the yield, a Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that a Fund uses to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

        A Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. A Fund's interests are sold at NAV. Returns and NAV will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Interests of a Fund are redeemable at the then current net asset value, which may be more or less than original cost. The performance of the Funds may be compared to the performance of other mutual funds, mutual fund indices or annuity indices with similar objectives and policies as reported by various sources, including Lipper, Inc. ("Lipper") and CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. A Fund's performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to, Salomon Brothers Broad Investment Grade Index, Lehman Brothers High Yield Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Salomon Brothers Treasury Index, S&P MidCap 400 Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Europe and Australia, Far East Equity Index, Russell 1000 Integrated Oil Index, Russell 1000 Other Energy Index, Russell 1000 Financial Services Index, Russell 1000 Healthcare Index, Russell 1000 Technology Index, Russell 2000 Index, Russell 3000 Index, Russell MidCap Index, Dow Jones Industrial Average, Hang Seng Index, Ibbotson Small Cap Index, NASDAQ Composite Index, Financial Times, S&P 500 Index, MSCI World Index, NASDAQ 100 Index. There are differences and similarities between the investments which a Fund may purchase and the investments by the market indicators.

        From time to time, a Fund also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI). A Fund may also advertise its portfolio or its significant holdings at any given time. A Fund may also periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

PERFORMANCE DATA OF INVESTMENT STRATEGIES

        The following table shows hypothetical performance and information for the strategies employed by the Funds noted below, but not any actual Fund, and the actual performance of the S&P 500 Index, the FT Index, the Hang Seng Index, the DJIA, the Dow Jones Select Dividend Index(sm), the NASDAQ Composite Index and a combination of the FT Index, Hang Seng Index and the DJIA (the "Cumulative Index Returns"). The information for each investment strategy assumed that the strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the last day of the preceding year. In addition, the performance information does take into consideration the estimated net expenses of the Funds' (after expense reimbursements) but does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies or taxes. Any of such charges, any reduction of the expense reimbursement level or higher actual expenses will lower the returns shown. All of the figures set forth below have been adjusted to take into account the effect of currency exchange rate fluctuations of the U.S. dollar, where applicable (i.e., returns are stated in U.S. dollar terms). The Cumulative Index Returns are calculated by adding one-third of the total returns of each of the FT Index, the Hang Seng Index and the DJIA. The returns shown in the following tables and graphs are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with a Fund's portfolio. Both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Each investment strategy has under performed its respective index or indices in certain years. Accordingly, there can be no assurance that a Fund's portfolio will outperform its respective index (or combination thereof, where applicable).

        The following table compares the hypothetical performance of the investment strategy of the DART 10 Portfolio (the "DART 10 Strategy"); the investment strategy of the Dow(sm) Target Dividend Portfolio (the "Dow Dividend Strategy"); a combination of the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks Strategies in the FT Index, Hang Seng Index and the DJIA (the "Global Target 15 Strategy"); the investment strategy of the S&P(R) Target Portfolio (the "S&P(R) Target 24 Strategy") and the investment strategy of the NASDAQ(R) Target Portfolio (the "NASDAQ(R) Target 15 Strategy"); the investment strategy of the Value Line(R) Target Portfolio (the "Value Line(R) Target 25 Strategy"); and the performance of the S&P 500 Index, the FT Index, the Hang Seng Index, the DJIA, the Dow Jones Select Dividend Index(sm), the

NASDAQ Composite Index and the Cumulative Index Returns in each of the years listed below, as of December 31 in each of those years (and as of the most recent quarter).

        An investor in a Fund would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns are based for the following reasons: the total return figures shown reflect estimated and not actual expenses and do not reflect taxes; the Funds are established at different times of the year; and the Funds may not be fully invested at all times or equally weighted in all stocks comprising a strategy. Further, the returns also do not reflect the deduction of any insurance fees or charges which are imposed by American Skandia in connection with the sale of variable annuity policies. Investors should refer to the prospectus for Account B for a description of those fees and charges which have a detrimental effect on the performance of the Funds. If the above-mentioned charges were reflected in the hypothetical returns, the returns would be lower than those presented here.

        The returns shown below for the strategies do not represent the results of actual trading using client assets but were achieved by means of the retroactive application of a strategy that was designed with the benefit of hindsight. These returns should not be considered indicative of the skill of First Trust. The returns may not reflect the impact that any material market or economic factors might have had if the strategies had been used during the periods shown to actually manage client assets. During most of the period shown in the table below, First Trust did not manage or supervise accounts which employed strategies similar to the hypothetical strategies shown below. The returns shown below for the strategies are not a guarantee of future performance and should not be used to predict the expected returns of a Fund. Each strategy has the potential for loss.

        These figures are for calendar years; the Funds may use different 12-month periods.

                         COMPARISON OF TOTAL RETURNS (2)

                   STRATEGY TOTAL RETURNS                                INDEX TOTAL RETURNS

                                                                                                                 Dow
                  Value     Dow(sm)                                                                              Jones
                  Line      Dividend  Global       S&P(R)    NASDAQ(R) S&P                              NASDAQ   Select   Cumulative
         DART 10  Target 25 15        Target 15    Target 24 Target 15 500      FT      Hang            100      Dividend Index
Year     Strategy Strategy  Strategy  Strategy (1) Strategy  Strategy  Index    Index   Seng    DJIA    Index    Index    Returns(3)
1979     11.45%                        42.95%                           18.22%    3.59%  77.99%  10.60%                  30.73%
1980     23.17%                        50.71%                           32.11%   31.77%  65.48%  21.90%                  39.72%
1981      0.53%                        -1.44%                           -4.92%   -5.30% -12.34%  -3.61%                  -7.08%
1982     25.81%                        -4.22%                           21.14%    0.42% -48.01%  26.85%                  -6.91%
1983     38.71%                        14.04%                           22.28%   21.94%  -2.04%  25.82%                  15.24%
1984      4.71%                        28.22%                            6.22%    2.15%  42.61%   1.29%                  15.35%
1985     37.59%    40.66%              52.25%                           31.77%   54.74%  50.95%  33.28%                  46.32%
1986     40.21%    15.17%              36.40%       20.36%   23.85%     18.31%   24.36%  51.16%  27.00%   7.26%          34.18%
1987      3.73%    12.34%              15.93%        2.57%   10.47%      5.33%   37.13%  -6.84%   5.66%  -5.26%          11.99%
1988     17.42%    -7.73%              22.64%        5.43%    4.55%     16.64%    9.00%  21.04%  16.03%  15.41%          15.36%
1989     26.84%    33.70%              14.40%       23.51%   24.43%     31.35%   20.07%  10.59%  32.09%  19.26%          20.92%
1990     -0.21%     1.74%               1.70%        7.62%   -2.12%     -3.30%   11.03%  11.71%  -0.73% -17.80%           7.34%
1991     42.09%   100.03%              38.67%       41.44%   97.41%     30.40%    8.77%  50.68%  24.19%  56.84%          27.88%
1992      7.00%     3.48%   30.90%     25.00%       -0.54%   -1.80%      7.62%   -3.13%  34.73%   7.39%  15.45%  22.65%  12.99%
1993     19.54%    28.81%   19.19%     63.78%        9.24%   25.34%      9.95%   19.22% 124.95%  16.87%  14.75%  14.59%  53.68%
1994     -1.30%    22.76%   -7.43%     -8.68%        6.10%    5.56%      1.34%    1.97% -29.34%   5.03%  -3.20%  -0.19%  -7.45%
1995     36.42%    41.65%   47.83%     11.89%       40.39%   50.09%     37.22%   16.21%  27.52%  36.67%  40.91%  42.80%  26.80%
1996     33.24%    36.57%   17.17%     19.39%       32.54%   42.65%     22.82%   18.35%  37.86%  28.71%  23.02%  25.08%  28.31%
1997     24.01%    31.40%   41.87%     -7.80%       31.43%   26.46%     33.21%   14.78% -17.69%  24.82%  22.13%  37.83%   7.30%
1998     18.36%    32.99%    3.71%     11.94%       41.05%   58.05%     28.57%   12.32%  -2.60%  18.03%  40.13%   4.33%   9.25%
1999     16.88%   104.12%   -5.80%      7.35%       42.04%   94.04%     20.94%   15.14%  71.34%  27.06%  86.04%  -4.08%  37.85%
2000      9.11%    -5.22%   27.00%      3.64%        4.82%   -2.65%     -9.08%  -16.14%  -9.32%  -4.70% -39.16%  24.86% -10.05%
2001    -14.99%     1.04%   41.34%     -0.14%       -9.96%  -12.25%    -11.88%  -22.81% -22.45%  -5.45% -20.81%  13.09% -16.90%
2002    -17.18%   -13.89%   -0.16%    -13.39%      -18.38%  -19.77%    -22.04%  -29.33% -15.52% -14.94% -31.22%  -3.94% -19.93%
2003     19.87%    46.49%   33.38%     37.32%       24.45%   35.14%     28.49%   25.80%  41.23%  28.04%  50.70%  30.16%  31.69%
2004      4.39%    27.17%   19.89%     30.30%       14.75%   10.87%     10.80%   20.60%  16.85%   5.23%   9.11%  18.14%  14.23%
2005     -3.41%    14.99%    3.20%     12.59%        4.91%    8.07%      4.89%   12.07%   8.59%   1.72%   2.11%   3.79%   7.46%
(through
3/31/06)  3.59%     4.93%    5.44%      8.75%        0.79%    8.41%      4.20%   10.24%   7.03%   4.24%   6.37%   3.02%   7.17%

(1) The Strategy Stocks for each Strategy for a given year consist of stock selected by applying the respective strategy as of the beginning of the period. The Global Target 15 Strategy merely averages the Total Return of the stocks which comprise the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the FT Index, Hang Seng Index and the DJIA, respectively.

(2) Total return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total return does not take into consideration any taxes. Total return assumes that all dividends are reinvested semi-annually (with the exception of the FT Index and the Hang Seng Index from 12/31/78 through 12/31/86, during which time annual reinvestment was assumed and the NASDAQ Composite Index which shows only price appreciation prior to 1995), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table through 12/31/05, over the period listed for the NASDAQ(R) Target 15 Strategy the average annual total return is 20.43%, and the average annual total return for its corresponding index, the NASDAQ 100 Index, is 10.30%; in addition, over the period listed above, the DART 10 Strategy achieved an average annual total return of 14.53%, and the average annual total return for its corresponding index, the DJIA, is 13.75%; the Dow(sm) Dividend Strategy achieved an average total return of 18.09%, and the average total return for its corresponding index, the Dow Jones Select Dividend Index, is 15.46%; the S&P(R) Target 24 Strategy achieved an average annual total return of 14.85%, and the average annual total return over a 20-year period for its corresponding index, the S&P 500 Index, is 11.85%; the Global Target 15 Strategy achieved an average annual total return of 16.19%, and the average annual total return for its corresponding index, a combination of the FT Index, the Hang Seng Index and the DJIA, is 13.62% and the Value Line(R) Target 25 Strategy achieved an average annual total return of 23.97%, and the average annual total return over a 21-year period for its corresponding index, the S&P 500 Index, is 12.73%. For the seven year period between January 1, 1972 and December 31, 1978, the DART 10 Strategy achieved an annual total return of 22.14% in 1972, -3.72% in 1973, -8.53% in 1974, 55.96% in 1975, 33.48% in 1976, -3.41%
    in 1977 and -3.40% in 1978; the DJIA achieved an annual total return of


                                      -67-


    18.38% in 1972, -13.20% in 1973, -23.64% in 1974, 44.46% in 1975, 22.80% in
    1976, -12.91% in 1977 and 2.66% in 1978; and the S&P 500 Index achieved an annual total return of 18.89% in 1972, -14.57% in 1973, -26.33% in 1974,
    36.84% in 1975, 23.64% in 1976 and -7.25% in 1977 and 6.49% in 1978.
    Although each Fund seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Fund will achieve a better performance.

(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.

        There can be no assurance that any Fund will outperform the DJIA or any other index shown. Investors should not rely on the preceding financial information as an indication of the past or future performance of a Fund. This information may be used in advertisements.


                             ADDITIONAL INFORMATION

SHAREHOLDER INQUIRIES

        All inquiries regarding the Company should be directed to the Company at
(800) 621-1675 or by writing the Company at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.


                              FINANCIAL STATEMENTS


        The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated December 31, 2005, are incorporated by reference into this SAI and have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is attached to this SAI.

--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

Shareholder Letter .......................................................    1
Market Overview ..........................................................    2
Performance Summaries ....................................................    3
Understanding Your Fund Expenses .........................................   27
Portfolio of Investments .................................................   28
Statements of Assets and Liabilities .....................................   48
Statements of Operations .................................................   50
Statements of Changes in Net Assets ......................................   52
Statements of Changes in Net Assets - Capital Stock Activity .............   54
Financial Highlights .....................................................   56
Notes to Financial Statements ............................................   68
Report of Independent Registered Public Accounting Firm ..................   72
Additional Information ...................................................   73
   Proxy Voting Policies and Procedures
   Portfolio Holdings
   Advisory Agreement
Trustees and Officers ....................................................   75

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about each portfolio and presents data and analysis that provide insight into each portfolio's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the market overview and discussion of each portfolio's performance you will obtain an understanding of how the market environment affected its performance. The statistical information that follows can help you understand a portfolio's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen and personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the portfolios are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

Dear Shareholders:

This was a year marked by significant events. The markets were confronted with many obstacles including rising oil prices, several short-term rate increases and natural disasters. Even so, eleven out of the twelve portfolios in the First Defined Portfolio Fund, LLC (the "Fund") generated positive total returns in 2005. We are particularly pleased that seven out of twelve posted returns that outpaced the S&P 500 Index.

There were two changes to the Fund during this fiscal year. On May 2, 2005, both the Dow Target Dividend Portfolio commenced operations and the Global Target 15 Portfolio changed its name to Global Dividend Target 15 Portfolio.

In spite of some of the difficulties of this past year, the American economy continues to grow, posting an overall growth rate of 3.5% for 2005, although this is down from 4.2% for 2004. According to U.S. News & World Report, since April 2003 the economy has created a net 5.1 million new jobs and unemployment, which was 4.9% in December 2005, is lower than the average for the 1970s, 1980s and 1990s. For calendar year 2005, core inflation was only 2.2% and oil prices have come down from their post-hurricane peaks.

It is difficult to predict what events will take place in the future or how the markets and economy will respond. One of the most valuable lessons we can take from the past is that returns will fluctuate over time and the stock market is consistently cyclical. We believe the key to long-term success relies on a disciplined investment approach such as that employed by the Fund. I encourage you to read the commentary from Bob Carey, First Trust Advisors' Chief Investment Officer, found on the following pages. It includes a review of the performance of the portfolios within the Fund and Bob's insight on the markets.

We thank you for your continued confidence in First Trust Advisors L.P. and will work diligently to keep earning it.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of the First Defined Portfolio Fund, LLC
February 10, 2006

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

MARKET OVERVIEW

In 2005, the U.S. equity markets posted modest positive returns on the whole with mid-cap stocks leading the way. The S&P 500 Index, S&P 400 (mid-cap) Index and S&P 600 (small-cap) Index returned 4.8%, 12.5% and 7.7%, respectively, for the year ended December 31, 2005. Although returns were not quite as exciting as those achieved in the previous two years, the markets performed rather well. Throughout the year, the markets were challenged by record oil and natural gas prices and inflationary pressures. Another negative was steady increases in short-term interest rates, which paved the way for an inverted yield curve late in the year. This rare occurrence is considered to be a predictor of economic recession although at this point, we do not anticipate such an economic reversal in 2006.

In spite of significantly higher energy prices and interest rates that are sharply higher than one year ago, the economy continues to grow, turning in a strong performance in the summer (July - September) with the fastest growth pace in 1 1/2 years, according to the Commerce Department. Real Gross Domestic Product, the output of goods and services produced by labor and property located in the United States, increased at an annual rate of 4.1% in the third quarter of 2005, according to final estimates released by the Bureau of Economic Analysis.

Strong productivity gains have helped curb inflation. Despite the sharp rise in commodity prices in 2005, the core CPI rate, as of December 2005, was just 2.2%. Higher production costs have been offset to a large degree by productivity gains. Since the last recession ended in the fourth quarter of 2001, productivity gains have averaged 3.4% annually, far exceeding any similar period since the 1960s.

Strong corporate earnings were another factor that positively influenced the stock markets. According to Standard & Poor's, fourth quarter 2005 earnings on the S&P 500 Index of $20.62, or $186 billion in aggregate, will represent a 14.9% gain over the $17.95 reported for the fourth quarter of 2004 - marking the 15th consecutive quarter of double-digit earnings gains for the S&P 500.

Another positive for the markets was an increase in corporate mergers and acquisitions (M&A). M&A activity surpassed $1 trillion for 2005, according to Thomson Financial. In 2005, companies announced 8,489 M&A deals valued at roughly $1.1 trillion, a level not seen since 2000.

The oil and energy sectors significantly outperformed other sectors of the market, in large part due to high energy prices. The auto and consumer discretionary sectors, which are most affected by high prices of oil and gasoline, underperformed for the year.

As we look out to a new year, we are encouraged that core inflation remains stable despite significantly higher oil prices, and the economy continues to grow. The S&P 500 Index set records in 2005 including both earnings per share and dividend payouts. It will be interesting to monitor the progress and see whether this positive momentum will continue into 2006.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

TARGET MANAGED VIP PORTFOLIO

The Target Managed VIP Portfolio posted a total return of +7.2% in 2005, which slightly outperformed the Russell 3000 Index's total return of +6.2%. The net asset value (NAV) increased from $9.80 to $10.51 during the calendar year. Seventy-five stocks advanced and forty-one declined. The top performing stocks, by percentage gain, were the following: Southwestern Energy Company (+183.6%), Hologic, Inc. (+176.1%) and LCA-Vision, Inc. (+104.6%). The worst performing stocks, by percentage loss, were the following: Wheeling-Pittsburg Corp. (-76.6%), Infocrossing Inc. (-49.1%) and Park-Ohio Holdings Corp. (-45.4%). The top performing stocks (in terms of weighted performance) were the following: TXU Corp., Exxon Mobil Corp.and Adobe Systems, Inc. The worst performing stocks, in terms of weighted performance, were the following: International Business Machines Corp., Oracle Corp. and Pfizer, Inc.

The biggest contributor to portfolio performance, relative to the benchmark, was the consumer discretionary sector. As a group, the sector was overweighted and outperformed its peers in the index. Utilities were also strong holdings for the portfolio. Performance benefited from both an overweight position and outperformance relative to the benchmark. Utilities were led by the outstanding performance of TXU Corp., one of the portfolio's top ten holdings. The biggest drag on performance, relative to the benchmark, came from the portfolio's financial holdings. While the financial stocks in the portfolio performed well relative to the benchmark financial stocks, the portfolio's underweight position more than offset this performance and caused the financial holdings contribution to the overall portfolio return to trail the benchmark financials sector contribution.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               1999*   2000    2001    2002   2003   2004   2005

Target Managed VIP Portfolio   -19.6%   7.2%   -5.0%  -21.0%  34.9%  12.3%  7.2%
Dow Jones Industrial Avg.**      9.0%  -4.7%   -5.5%  -15.0%  28.3%   5.3%  1.7%
Russell 3000 Index***           12.6%  -7.5%  -11.4%  -21.5%  31.1%  12.0%  6.2%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                -------   --------   --------   --------   --------   --------   --------   --------
Target Managed VIP Portfolio    $10,000   $ 8,040    $ 8,620    $ 8,190    $ 6,470    $ 8,730    $ 9,800    $10,510
Dow Jones Industrial Avg.**      10,000    10,896     10,382      9,816      8,343     10,700     11,271     11,465
Russell 3000 Index***            10,000    11,262     10,420      9,229      7,241      9,500     10,631     11,285

                          See Notes on Following Page.                    Page 3

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

----------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                            PERIODS ENDED DEC. 31, 2005

                                            CUMULATIVE    AVERAGE ANNUAL         5 YEAR         1 YEAR
                                INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL     ANNUAL
                                   DATE       RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
----------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio    10/6/99        5.1%            0.8%                4.0%           7.2%
Dow Jones Industrial Avg.**                   14.6             2.2                 2.0            1.7
Russell 3000 Index***                         12.8             1.9                 1.6            6.2
----------------------------------------------------------------------------------------------------------

  *   The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

 ** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

*** The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Dow(SM) Target 5 Portfolio to the Target Managed VIP Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Software                                                                   11.3%
Oil, Gas & Consumable Fuels                                                 8.8%
Communications Equipment                                                    8.3%
Specialty Retail                                                            6.1%
Pharmaceuticals                                                             5.6%
Independent Power Producers & Energy Traders                                4.6%
Commercial Banks                                                            4.3%
Semiconductors & Semiconductor Equipment                                    3.7%
Diversified Financial Services                                              3.5%
Insurance                                                                   3.4%
Metals & Mining                                                             3.3%
Health Care Equipment & Supplies                                            3.0%
Computers & Peripherals                                                     2.6%
Consumer Finance                                                            2.2%
Household Durables                                                          2.2%
Energy Equipment & Services                                                 2.0%
Electric Utilities                                                          1.8%
IT Services                                                                 1.7%
Beverages                                                                   1.7%
Machinery                                                                   1.6%
Health Care Providers & Services                                            1.5%
Diversified Telecommunication Services                                      1.3%
Tobacco                                                                     1.3%
Automobiles                                                                 1.2%
Hotels, Restaurants & Leisure                                               1.2%
Food Products                                                               1.2%
Biotechnology                                                               1.1%
Household Products                                                          1.1%
Multi-Utilities                                                             0.9%
Commercial Services & Supplies                                              0.8%
Chemicals                                                                   0.7%
Thrifts & Mortgage Finance                                                  0.6%
Leisure Equipment & Products                                                0.6%
Diversified Consumer Services                                               0.6%
Air Freight & Logistics                                                     0.5%
Trading Companies & Distributors                                            0.5%
Multiline Retail                                                            0.5%
Building Products                                                           0.5%
Electronic Equipment & Instruments                                          0.4%
Electrical Equipment                                                        0.4%
Media                                                                       0.3%
Distributors                                                                0.3%
Personal Products                                                           0.2%
Road & Rail                                                                 0.2%
Aerospace & Defense                                                         0.2%
Wireless Telecommunication Services                                         0.1%
Food & Staples Retailing                                                    0.1%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

THE DOW(SM) DART 10 PORTFOLIO

The Dow(SM) DART 10 Portfolio posted a total return of -3.2% in 2005, which lagged the Dow Jones Industrial Average's total return of +1.7%. The net asset value (NAV) decreased from $8.69 to $8.41 during the calendar year. Six stocks advanced and four declined. The top performing stocks were the following: Altria Group, Inc. (+27.3%) and Exxon Mobil Corp. (+11.8%). The worst performing stocks were the following: General Motors Corp. (-46.5%) and International Business Machines Corp. (-15.8%).

Portfolio performance was boosted by Altria Group, Inc., which benefited from favorable litigation outcomes and solid earnings growth. General Motors Corp. was the biggest drag on performance as the stock came under pressure and doubts arose about its long-term financial health.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               1999*   2000   2001    2002   2003   2004   2005

The Dow(SM) DART 10 Portfolio  -7.8%   8.7%  -14.8%  -18.3%  19.9%   3.8%  -3.2%
Dow Jones Industrial Avg.**     9.0%  -4.7%   -5.5%  -15.0%  28.3%   5.3%   1.7%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                -------   --------   --------   --------   --------   --------   --------   --------
The Dow(SM) DART 10 Portfolio   $10,000   $ 9,220     $10,020    $8,540     $6,980    $ 8,370    $ 8,690    $ 8,410
Dow Jones Industrial Avg.**      10,000    10,896      10,382     9,816      8,343     10,700     11,271     11,465

                          See Notes on Following Page.                    Page 5

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

THE DOW(SM) DART 10 PORTFOLIO (CONTINUED)

----------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                              PERIODS ENDED DEC. 31, 2005

                                            CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                                INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                  DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
----------------------------------------------------------------------------------------------------------
The Dow(SM) DART 10 Portfolio    10/6/99      -15.9%           -2.7%              -3.4%           -3.2%
Dow Jones Industrial Avg.**                    14.6             2.2                2.0             1.7
----------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

      Automobiles                                               5.1%
      Computers & Peripherals                                   8.8%
      Pharmaceuticals                                          19.4%
      Specialty Retail                                         10.0%
      Tobacco                                                  12.8%
      Diversified Telecommunication Services                   10.0%
      Oil, Gas & Consumable Fuels                              11.6%
      Household Products                                       11.0%
      Semiconductors & Semiconductor Equipment                 11.3%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

THE DOW(SM) TARGET DIVIDEND PORTFOLIO

The Dow(SM) Target Dividend Portfolio returned -1.3% from it inception on May 2, 2005 through December 31, 2005. This performance trailed the +5.3% return of the Dow Jones Select Dividend Index(SM) for the same period. The net asset value
(NAV) decreased from $10.00 to $9.87 during the period. Thirteen stocks advanced for the period May 2, 2005 through December 31, 2005, while seven stocks declined.

The top performing stocks were the following: FirstEnergy Corp. (+16.1%), Jefferson-Pilot Corp. (+16.0%) and Cincinnati Financial Corp. (+14.2%). The worst performing stocks were the following: General Motors Corp.(-23.0%), PNM Resources Inc. (-11.7%) and Energy East Corp. (-10.6%).

The portfolio performance was hindered by the performance of General Motors Corp. and, on a broader basis, by the underperformance of the portfolios utility names which were overweighted relative to the benchmark. Performance was helped by the portfolio's six financial holdings, all of which posted positive returns for the period.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                               INVESTMENT RETURNS
                            May 2, 2005-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                     2005*

          The Dow(SM) Target Dividend Portfolio      -1.3%
          Dow Jones Select Dividend Index(SM)**       5.3%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                            May 2, 2005-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                          5/2/05   12/31/05
                                         -------   --------
The Dow(SM) Target Dividend Portfolio    $10,000    $9,870
Dow Jones Select Dividend Index(SM)**     10,000    10,529

                          See Notes on Following Page.                    Page 7

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

THE Dow(SM) TARGET DIVIDEND PORTFOLIO (CONTINUED)


--------------------------------------------------------------------------------
RETURN COMPARISON                                     PERIOD ENDED DEC. 31, 2005

                                        INCEPTION     TOTAL RETURN
                                          DATE      (SINCE INCEPTION)
--------------------------------------------------------------------------------
The Dow(SM) Target Dividend Portfolio    5/2/05          -1.3%
Dow Jones Select Dividend Index(SM)**                     5.3
--------------------------------------------------------------------------------

 *    The 2005 return applies to the time period from 5/2/2005 to 12/31/2005.

** The Dow Jones Select Dividend Index(SM) is comprised of 100 of the highest dividend yielding securities.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

Electric Utilities                                          20.4%
Commercial Banks                                            16.5%
Insurance                                                   15.4%
Gas Utilities                                               13.3%
Chemicals                                                   10.0%
Automobiles                                                  5.6%
Multi-Utilities                                              5.5%
Oil, Gas & Consumable Fuels                                  5.0%
Independent Power Producers & Energy Traders                 4.7%
Containers & Packaging                                       3.6%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

GLOBAL DIVIDEND TARGET 15 PORTFOLIO

The Global Dividend Target 15 Portfolio posted a total return of +10.2% in 2005, which outperformed the Morgan Stanley Capital International Developed Markets World Index's total return of +9.5%. The net asset value (NAV) increased from $13.86 to $15.27 during the calendar year.

Performance in 2005, much like 2004, was driven by the portfolio's five holdings selected from the Financial Times Industrial Ordinary Share Index ("FT Index"). Despite a stronger U.S. dollar, which hurt returns when converted to U.S. dollars, the portfolio's five FT Index holdings averaged a +34.2% return for the year. In contrast, the FT Index posted a gain of +12.1% for the year. Portfolio performance was hurt by the portfolio's Dow Jones Industrial Average holdings, which as a group underperformed the Dow Jones Industrial Average's total return of +1.7% for 2005. Pfizer, Inc. was the portfolio's worst performer, hurt by concerns in the second half of the year about the safety of Celebrex and growth concerns due to looming patent expirations.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends. All returns are in U.S dollars.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                           1999*    2000     2001    2002      2003    2004    2005
Global Dividend  Target 15 Portfolio       -2.9%    -2.0%    -2.4%   -14.7%    34.1%   25.4%   10.2%
MSCI Developed Markets World Index**       14.1%   -13.2%   -16.8%   -19.9%    33.1%   14.7%    9.5%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                         10/6/99    12/31/99   12/31/00   12/31/01  12/31/02   12/31/03   12/31/04   12/31/05
                                         -------    --------   --------   --------  --------   --------   --------   --------
Global Dividend Target 15 Portfolio      $10,000     $9,710     $9,900     $9,660    $8,240     $11,050    $13,860    $15,270
MSCI Developed Markets World Index**      10,000     11,411      9,908      8,241     6,602       8,788     10,081     11,038

                       See Notes on Following Page.                       Page 9

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

GLOBAL DIVIDEND TARGET 15 PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                        PERIODS ENDED DEC. 31, 2005

                                                     CUMULATIVE    AVERAGE ANNUAL         5 YEAR          1 YEAR
                                         INCEPTION      TOTAL       TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                           DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------
Global Dividend Target 15 Portfolio       10/6/99       52.7%           7.0%               9.0%            10.2%
MSCI Developed Markets World Index**                    10.4            1.6                2.2              9.5
--------------------------------------------------------------------------------------------------------------------

*     The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg)

Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Diversified Telecommunication Services                                    11.8%
Industrial Conglomerates                                                  11.7%
Pharmaceuticals                                                           11.2%
Aerospace & Defense                                                        9.0%
Insurance                                                                  8.9%
Transportation Infrastructure                                              8.5%
Road & Rail                                                                7.5%
Auto Components                                                            6.7%
Real Estate                                                                6.2%
Textiles, Apparel & Luxury Goods                                           6.2%
Diversified Financial Services                                             6.2%
Commercial Banks                                                           6.1%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

S&P TARGET 24 PORTFOLIO

The S&P Target 24 Portfolio posted a total return of +4.2% in 2005, which slightly underperformed the S&P 500 Index's total return of +4.9%. The net asset value (NAV) increased from $8.66 to $9.02 during the calendar year.

Seventeen stocks advanced and seven declined. The top performing stocks were the following: Moody's Corp. (+41.9%), Occidental Petroleum Corp. (+39.1%) and ConocoPhillips (+36.7%). The worst performing stocks were the following:
Harley-Davidson, Inc. (-14.2%), UST, Inc. (-10.6%) and PACCAR, Inc. (-10.4%).

Financial stocks benefited portfolio performance, led by the portfolio's best performing stock - Moody's Corp. Portfolio performance was hindered by the overall performance of the portfolio's health care and energy holdings. While two of the top three performers in the portfolio were energy stocks, as a whole the energy selections underperformed the energy sector of the index.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               1999*      2000      2001      2002     2003     2004    2005
S&P Target 24 Portfolio        18.3%     -19.4%    -24.6%    -14.6%    24.1%   13.7%    4.2%
S&P 500 Index**                11.2%      -9.1%    -11.9%    -22.1%    28.7%   10.9%    4.9%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                              10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                              -------   --------   --------   --------   --------   --------   --------   --------
S&P Target 24 Portfolio       $10,000   $ 11,830    $ 9,540   $  7,190    $ 6,140   $  7,620    $ 8,660    $ 9,020
S&P 500 Index**                10,000     11,115     10,104      8,903      6,935      8,920      9,895     10,381

                      See Notes on Following Page.                       Page 11

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

S&P TARGET 24 PORTFOLIO  (CONTINUED)

----------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                        PERIODS ENDED DEC. 31, 2005

                                      CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                          INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                            DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
----------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio    10/6/99      -9.8%            -1.6%             -1.1%            4.2%
S&P 500 Index**                          3.8              0.6               0.5             4.9
----------------------------------------------------------------------------------------------------

*     The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the S&P Target 10 Portfolio to the S&P Target 24 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Health Care Providers & Services           0.5%
Health Care Equipment & Supplies           0.4%
Tobacco                                    0.3%
Communications Equipment                  12.5%
Consumer Finance                          12.0%
Pharmaceuticals                           11.6%
Diversified Financial Services             9.1%
Specialty Retail                           9.0%
Computers & Peripherals                    0.0%++
Oil, Gas & Consumable Fuels                8.4%
Household Products                         6.7%
Machinery                                  6.0%
Software                                   4.8%
Beverages                                  4.6%
Insurance                                  3.6%
Trading Companies & Distributors           3.2%
Commercial Services & Supplies             2.6%
Diversified Telecommunication Services     2.5%
Automobiles                                1.3%
Wireless Telecommunication Services        0.9%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

++    Amount represents less than 0.1% of total investments.

--------------------------------------------------------------------------------
 PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

NASDAQ(R) TARGET 15 PORTFOLIO

The NASDAQ(R) Target 15 Portfolio posted a total return of +3.3% in 2005, which outperformed the NASDAQ 100 Index's total return of +1.9%. The net asset value
(NAV) increased from $9.04 to $9.34 during the calendar year. Ten stocks advanced and five declined. The top performing stocks were Gilead Sciences (+50.2%), C.H. Robinson Worldwide, Inc. (+34.7%) and Pixar (+23.2%). The worst performing stocks were the following: PETsMART, Inc. (-27.4%), Oracle Corp. (-11.0%) and PACCAR, Inc. (-10.4%).

The healthcare sector was the biggest contributor to the portfolio's return, led by Gilead Sciences, Inc., the portfolio's best performing stock. Strong performance from the portfolio's consumer discretionary holdings also benefited overall performance. The biggest drag on performance came from the technology sector as Oracle Corp., one of the portfolios biggest weightings, was also one of the worst performers.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                           ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 1999*     2000      2001     2002     2003    2004    2005
NASDAQ(R) Target 15 Portfolio    46.0%    -11.8%    -28.2%   -26.2%    36.0%   -2.7%   3.3%
NASDAQ 100 Index**               46.4%    -36.8%    -32.6%   -37.5%    49.5%   10.7%   1.9%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                 -------   --------   --------   --------   --------   --------   --------   --------
NASDAQ(R) Target 15 Portfolio    $10,000   $ 14,600   $ 12,880   $  9,250   $  6,830   $  9,290   $  9,040   $  9,340
NASDAQ 100 Index**                10,000     14,644      9,251      6,234      3,894      5,820      6,447      6,570

                      See Notes on Following Page.                       Page 13

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

NASDAQ(R) TARGET 15 PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                        PERIODS ENDED DEC. 31, 2005

                                                      CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                                          INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                            DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------
NASDAQ(R) Target 15 Portfolio              10/6/99       -6.6          -1.1%                -6.2%           3.3%
NASDAQ 100 Index***                                     -34.3          -6.5                 -6.6            1.9
--------------------------------------------------------------------------------------------------------------------

*     The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The NASDAQ 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Specialty Retail                    3.6%
Software                           22.0%
Communications Equipment           14.4%
Biotechnology                      10.3%
Multiline Retail                    8.0%
Household Durables                  6.9%
Hotels, Restaurants & Leisure       6.5%
IT Services                         6.5%
Air Freight & Logistics             6.0%
Machinery                           6.0%
Media                               5.8%
Health Care Providers & Services    4.0%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO

The First Trust 10 Uncommon Values Portfolio posted a total return of +0.6% in 2005, which underperformed the S&P 500 Index's total return of +4.9%. The net asset value (NAV) increased from $5.20 to $5.23 during the calendar year.

In the first half of 2005, performance was helped by CVS Corp. and UnitedHealth Group. Performance was hurt by MBNA Corp. and Tyco International. Following the mid-year portfolio update and rebalance, Phelps Dodge Corp. boosted portfolio performance as the company benefited from the worldwide economic expansion and the resulting surge in copper prices. Performance was held back by Dell Inc. and Pfizer, Inc. Dell Inc. was hurt by slowing PC growth, while Pfizer, Inc. fell on concerns about the safety of Celebrex and its future growth opportunities due to upcoming patent expirations on several key drugs.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                              1999*    2000    2001      2002    2003    2004   2005
First Trust 10 Uncommon Values Portfolio      14.0%   -26.4%   -35.6%   -36.9%   37.0%   11.4%   0.6%
S&P 500 Index**                               11.2%    -9.1%   -11.9%   -22.1%   28.7%   10.9%   4.9%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                 -------   --------   --------   --------   --------   --------   --------   --------
First Trust 10 Uncommon Values
   Portfolio                     $10,000   $11,400    $ 8,390     $5,400     $3,410     $4,670     $5,200     $5,230
S&P 500 Index**                   10,000    11,115     10,104      8,903      6,935      8,920      9,895     10,381

                          See Notes on Following Page.                   Page 15

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO (CONTINUED)

---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIODS ENDED DEC. 31, 2005

                                                       CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                                           INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                             DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------
First Trust 10 Uncommon Values Portfolio   10/6/99      -47.7%            -9.9%             -9.0%            0.6%
S&P 500 Index**                                           3.8              0.6               0.5             4.9
---------------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Metals & Mining                                            15.3%
Semiconductors & Semiconductor Equipment                   11.0%
Software                                                   10.4%
Media                                                      10.2%
Thrifts & Mortgage Finance                                 10.0%
Food & Staples Retailing                                    9.7%
Insurance                                                   9.0%
Specialty Retail                                            8.5%
Pharmaceuticals                                             8.3%
Computers & Peripherals                                     7.6%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

VALUE LINE(R) TARGET 25 PORTFOLIO

The Value Line(R) Target 25 Portfolio posted a total return of +19.7% in 2005, which significantly outperformed the Russell 3000 Index's total return of +6.2%. The net asset value (NAV) increased from $4.06 to $4.86 during the calendar year. Eighteen stocks advanced and seven declined. The top performing stocks were Southwestern Energy Company (+183.6%), Building Materials Holding Corp. (+79.4%) and Cal Dive International, Inc. (+76.2%). The worst performing stocks were Park-Ohio Holdings Corp. (-45.4%), AK Steel Holding Corp. (-45.1%) and Georgia Gulf Corp. (-38.3%).

Four sectors provided the bulk of the portfolio's performance: energy, information technology, materials and utilities. The portfolio's energy holdings, while approximately equal weight with the benchmark, greatly outperformed the benchmark's energy holdings. Overweight positions in the other three sectors (information technology, materials and utilities) relative to the benchmark boosted performance as all three outperformed their benchmark sector return. Portfolio performance was hurt by an overweight position in the consumer discretionary sector, which underperformed the benchmark.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       1999*    2000    2001      2002    2003    2004   2005
Value Line(R) Target 25 Portfolio      63.3%   -42.9%   -55.5%   -42.9%   40.9%   21.6%  19.7%
Russell 3000 Index**                   12.6%    -7.5%   -11.4%   -21.5%   31.1%   12.0%   6.2%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   10/6/ 99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                   --------   --------   --------   --------   --------   --------   --------   --------
Value Line(R) Target 25 Portfolio  $10,000    $16,330     $9,320     $4,150     $2,370     $3,340     $4,060     $4,860
Russell 3000 Index**                10,000     11,262     10,420      9,229      7,241      9,500     10,631     11,285

                          See Notes on Following Page.                   Page 17

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

VALUE LINE(R) TARGET 25 PORTFOLIO (CONTINUED)

-------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                 PERIODS ENDED DEC. 31, 2005

                                               CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                                   INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                     DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
Value Line(R) Target 25 Portfolio   10/6/99      -51.4%          -10.9%             -12.2%           19.7%
Russell 3000 Index**                              12.8             1.9                1.6             6.2
-------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Electrical Equipment                            0.8%
Food & Staples Retailing                        0.6%
Air Freight & Logistics                         0.5%
Metals & Mining                                15.2%
Software                                       15.0%
Household Durables                             12.5%
Oil, Gas & Consumable Fuels                    12.1%
Specialty Retail                               11.4%
Independent Power Producers & Energy Traders   10.2%
IT Services                                     7.8%
Energy Equipment & Services                     4.1%
Semiconductors & Semiconductor Equipment        2.8%
Road & Rail                                     1.7%
Chemicals                                       1.5%
Distributors                                    1.5%
Health Care Equipment & Supplies                1.4%
Aerospace & Defense                             0.9%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST ENERGY PORTFOLIO

The First Trust Energy Portfolio posted a total return of +49.1% in 2005, which outperformed the Russell 1000 Integrated Oil Index's total return of +18.2%, but lagged the Russell 1000 Other Energy Index's total return of +61.0%. The net asset value (NAV) increased from $18.75 to $27.96 during the calendar year.

The following S&P group returns reflect how energy stocks fared in 2005: Oil & Gas Drilling (+53.36%), Oil-Exploration & Production (+66.2%), Oil & Gas Equipment & Services (+48.4%) and Integrated Oil & Gas (+17.6%). The year-over-year estimated earnings growth rate for the companies in the S&P Energy Index rose by +43% in 2005, according to Baseline First Call. Actual earnings growth rates were +52% and +62% for 2004 and 2003, respectively.

The top performing stocks were the following: Canadian Natural Resources Ltd., National-Oilwell Varco Inc. and Patterson-UTI Energy Inc. The lowest performing stocks were the following: The Houston Exploration Company and Royal Dutch Shell PLC. Crude oil futures in New York closed 2005 at $61.04 per barrel, up significantly from $43.45 at the end of 2004, according to Bloomberg. During the year the price was as high as $69.81 (08/30) and as low as $42.12 (01/03). The average for 2005 was $56.70. Natural gas futures in New York closed 2005 at $11.23 per mmBtu (10,000 million British thermal units), up from $6.15 at the end of 2004. During the year the price was as high as $15.38 (12/13) and as low as $5.79 (01/03). The average for 2005 was $9.02.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     1999*  2000    2001    2002   2003   2004   2005
First Trust Energy Portfolio         12.3%  41.3%  -28.9%   -4.5%  31.7%  32.0%  49.1%
Russell 1000 Integrated Oil Index+    3.1%  12.6%  -10.6%  -12.7%  26.9%  28.8%  18.2%
Russell 1000 Other Energy Index++     6.2%  69.1%  -43.3%  -20.6%  26.1%  39.7%  61.0%

                           See Notes on Following Page.                  Page 19

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST ENERGY PORTFOLIO (CONTINUED)

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                               -------   --------   --------   --------   --------   --------   --------   --------
First Trust Energy Portfolio   $10,000   $ 11,230   $ 15,870   $ 11,290   $ 10,780   $ 14,200   $ 18,750   $ 27,960
Russell 1000 Integrated Oil
   Index+                       10,000     10,307     11,601     10,377      9,061     11,500     14,812     17,506
Russell 1000 Other Energy
   Index++                      10,000     10,617     17,953     10,174      8,082     10,190     14,238     22,920


--------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                 PERIODS ENDED DEC. 31, 2005

                                                 CUMULATIVE     AVERAGE ANNUAL       5 YEAR          1 YEAR
                                     INCEPTION      TOTAL        TOTAL RETURN    AVERAGE ANNUAL      ANNUAL
                                       DATE        RETURN     (SINCE INCEPTION)   TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
First Trust Energy Portfolio           10/6/99      179.6%          17.9%              12.0%           49.1%
Russell 1000 Integrated Oil Index+                   75.1            9.4                8.5            18.2
Russell 1000 Other Energy Index++                   129.2           14.2                5.0            61.0
--------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

 + The Russell 1000 Integrated Oil Index is a capitalization-weighted index of companies involved in all parts of the exploration, production, and refining process. (Bloomberg)

++ The Russell 1000 Other Energy Index is a capitalization-weighted index of companies in the energy-related businesses other than integrated oils. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Oil, Gas & Consumable Fuels        64.9%
Energy Equipment & Services        35.1%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST FINANCIAL SERVICES PORTFOLIO

The First Trust Financial Services Portfolio posted a total return of +8.1% in 2005, which outperformed the Russell 1000 Financial Services Index's total return of +6.8%. The net asset value (NAV) increased from $15.36 to $16.60 during the calendar year.

The following S&P group returns reflect how financial stocks fared in 2005:
Banks (-1.5%), Property & Casualty (+10.3%), Diversified Financials (+9.6%) and Insurance Brokers (+15.1%). The year-over-year earnings growth rate for the companies in the S&P Financial Index was 4% in 2005, according to Baseline First Call estimates. Actual earnings growth rates were +14% and +21% for 2004 and 2003, respectively.

The top performing stocks were the following: E*TRADE Financial Corp., Lehman Brothers Holdings, Inc. and Prudential Financial, Inc. The lowest performing stocks were: American International Group, Ambac Financial Group, Inc. and TCF Financial Corp.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                       1999*  2000    2001    2002   2003   2004   2005
First Trust Financial Servies Portfolio                 4.9%  24.8%  -10.8%  -14.4%  33.0%  15.5%   8.1%
Russell 1000 Financial Servies Index**                  3.9%  26.2%  -14.1%  -15.3%  30.5%  13.2%   6.8%

                           See Notes on Following Page.                  Page 21

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST FINANCIAL SERVICES PORTFOLIO (CONTINUED)

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           10/6/99   12/31/99   12/31/00  12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                           -------   --------   --------  --------   --------   --------   --------   --------
First Trust Financial Services Portfolio   $10,000   $ 10,490   $ 13,090  $ 11,680   $ 10,000   $ 13,300   $ 15,350   $ 16,600
Russell 1000 Financial Services Index**     10,000     10,389     13,115    11,268      9,544     12,454     14,098     15,052

---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIODS ENDED DEC. 31, 2005

                                                       CUMULATIVE   AVERAGE ANNUAL        5 YEAR           1 YEAR
                                           INCEPTION      TOTAL       TOTAL RETURN      AVERAGE ANNUAL     ANNUAL
                                             DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------
First Trust Financial Services Portfolio    10/6/99       66.0%            8.5%               4.9%             8.1%
Russell 1000 Financial Services Index**                   50.7             6.8                2.8              6.8
---------------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Russell 1000 Financial Services Index is a capitalization-weighted index of companies that provide financial services. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Insurance                          26.4%
Commercial Banks                   25.9%
Capital Markets                    24.0%
Diversified Financial Services     10.7%
Consumer Finance                    6.7%
Thrifts & Mortgage Finance          6.3%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

FIRST TRUST PHARMACEUTICAL PORTFOLIO

The First Trust Pharmaceutical Portfolio posted a total return of +11.3% in 2005, which outperformed the Russell 1000 Healthcare Index's total return of +8.3%. The net asset value (NAV) increased from $10.28 to $11.44 during the calendar year.

The following S&P group returns reflect how health care stocks fared in 2005:
Biotechnology (+18.3%) and Pharmaceuticals (-3.3%). The year-over-year earnings growth rate for the companies in the S&P Health Care Index was 7% in 2005, according to Baseline First Call estimates. Actual earnings growth rates were +11% and +10% for 2004 and 2003, respectively. The top performing stocks were the following: Alcon, Inc., Endo Pharmaceuticals Holdings, Inc. and Teva Pharmaceuticals Industries Ltd. The worst performing stocks were the following:
Biogen Idec, Inc., Abbott Laboratories and Pfizer, Inc.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                               1999*  2000    2001    2002   2003   2004   2005
First Trust  Pharmaceutical Portfolio           3.7%  30.6%  -10.9%  -28.3%  19.7%  -0.7%  11.3%
Russell 1000 Healthcare Index**                -2.2%  34.2%  -12.1%  -20.4%  17.6%   2.4%   8.3%

                           See Notes on Following Page.                  Page 23

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST PHARMACEUTICAL PORTFOLIO (CONTINUED)

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                       -------   --------   --------   --------   --------   --------   --------   --------
First Trust Pharmaceutical Portfolio   $10,000   $10,370    $ 13,540   $ 12,060   $  8,650   $ 10,350   $ 10,280    $11,440
Russell 1000 Healthcare Index**         10,000     9,776      13,121     11,535      9,178     10,794     11,056     11,978

-----------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                    PERIODS ENDED DEC. 31, 2005

                                                   CUMULATIVE    AVERAGE ANNUAL         5 YEAR          1 YEAR
                                       INCEPTION      TOTAL       TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                          DATE       RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------
First Trust Pharmaceutical Portfolio   10/6/99       14.4%            2.2%               -3.3%            11.3%
Russell 1000 Healthcare Index**                      19.8             2.9                -1.8              8.3
-----------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Russell 1000 Healthcare Index is a capitalization-weighted index of companies involved in medical services or healthcare. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Pharmaceuticals                       79.9%
Biotechnology                         15.3%
Health Care Equipment & Supplies       4.8%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST TECHNOLOGY PORTFOLIO

The First Trust Technology Portfolio posted a total return of +5.2% in 2005, which outperformed the Russell 1000 Technology Index's total return of +2.7%. The net asset value (NAV) increased from $5.03 to $5.29 during the calendar year.

The following S&P group returns reflect how technology stocks fared in 2005:
Computers & Peripherals (-3.4%), Software & Services (-1.4%) and Communications-Equipment (+2.1%). The year-over-year earnings growth rate for the companies in the S&P Information Technology Index rose an estimated +13% in 2005, according to Baseline First Call estimates. Actual earnings growth rates were +43 and +48% for 2004 and 2003, respectively.

The top performing stocks were the following: Google, Inc., SanDisk Corp. and Marvell Technology Group Ltd. The worst performing stocks were the following:
Lexmark International, Inc., Symantec Corp. and Dell Inc.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                1999*  2000    2001    2002   2003   2004   2005
First Trust Technology Portfolio                34.1%  -23.6%  -43.5%  -41.5% 46.6%  1.2%   5.2%
Russell 1000 Technology Index**                 32.2%  -34.0%  -29.9%  -38.7% 49.0%  1.9%   2.7%

                            See Notes on Following Page                  Page 25

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST TECHNOLOGY PORTFOLIO (CONTINUED)

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                   -------   --------   --------   --------   --------   --------   --------   --------
First Trust Technology Portfolio   $10,000   $ 13,410   $ 10,250   $  5,790   $  3,390   $  4,970   $  5,030   $  5,290
Russell 1000 Technology Index**     10,000     13,216      8,721      6,118      3,750      5,590      5,691      5,843

-------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                PERIODS ENDED DEC. 31, 2005

                                               CUMULATIVE     AVERAGE ANNUAL        5 YEAR         1 YEAR
                                   INCEPTION      TOTAL       TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                     DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
First Trust Technology Portfolio    10/6/99       -47.1%          -9.7%              -12.4%          5.2%
Russell 1000 Technology Index**                   -41.6           -8.3                -7.7           2.7
-------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Russell 1000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Software                                       29.8%
Semiconductors & Semiconductor Equipment       25.4%
Computers & Peripherals                        15.0%
Communications Equipment                       12.1%
IT Services                                     9.0%
Internet Software & Services                    8.7%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

FIRST DEFINED PORTFOLIO FUND, LLC
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2005

As a shareholder of the Target Managed VIP Portfolio, The Dow(SM) DART 10 Portfolio, The Dow(SM) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, Value Line (R) Target 25 Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio or First Trust Technology Portfolio (the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2005 to December 31, 2005.

                                 ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                HYPOTHETICAL
                                                           ACTUAL                       (5% RETURN BEFORE EXPENSES)
                                           -------------------------------------   -------------------------------------
                                                                      EXPENSES                                EXPENSES
                                           BEGINNING      ENDING     PAID DURING    BEGINNING     ENDING     PAID DURING
                                            ACCOUNT      ACCOUNT       PERIOD*       ACCOUNT      ACCOUNT      PERIOD*
                                             VALUE         VALUE     07/01/2005-      VALUE        VALUE     07/01/2005-  EXPENSE
                                           07/01/2005   12/31/2005   12/31/2005    07/01/2005   12/31/2005   12/31/2005    RATIO
                                           ----------   ----------   -----------   ----------   ----------   -----------  -------
Target Managed VIP Portfolio ...........    $ 1,000      $ 1,081        $7.71       $ 1,000       $ 1,018      $ 7.48      1.47%
The Dow(SM) DART 10 Portfolio ..........      1,000          992         7.38         1,000         1,018        7.48      1.47
The Dow(SM) Target Dividend
Portfolio ..............................      1,000          937         7.18         1,000         1,018        7.48      1.47
Global Dividend Target 15
Portfolio ..............................      1,000        1,086         7.73         1,000         1,018        7.48      1.47
S&P Target 24 Portfolio ................      1,000        1,097         7.77         1,000         1,018        7.48      1.47
NASDAQ(R) Target 15 Portfolio ..........      1,000        1,098         7.77         1,000         1,018        7.48      1.47
First Trust 10 Uncommon
   Values Portfolio ....................      1,000        1,012         6.95         1,000         1,018        6.97      1.37
Value Line(R) Target 25 Portfolio ......      1,000        1,110         7.82         1,000         1,018        7.48      1.47
First Trust Energy Portfolio ...........      1,000        1,197         8.14         1,000         1,018        7.48      1.47
First Trust Financial Services
Portfolio ..............................      1,000        1,092         7.75         1,000         1,018        7.48      1.47
First Trust Pharmaceutical Portfolio ...      1,000        1,101         7.79         1,000         1,018        7.48      1.47
First Trust Technology Portfolio .......      1,000        1,102         7.79         1,000         1,018        7.48      1.47

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

                        See Notes to Financial Statements.               Page 27

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
  SHARES                                                              VALUE
---------                                                          ------------

COMMON STOCKS - 100.3%

           AEROSPACE & DEFENSE - 0.2%
    7,185  United Industrial Corp. ..............................  $    297,243
                                                                   ------------
           AIR FREIGHT & LOGISTICS - 0.5%
   15,791  C.H. Robinson Worldwide, Inc. ........................       584,741
   12,396  Dynamex, Inc.* .......................................       236,268
   11,522  Park-Ohio Holdings Corp.* ............................       162,460
                                                                   ------------
                                                                        983,469
                                                                   ------------
           AUTOMOBILES - 1.2%
   35,192  DaimlerChrysler AG ...................................     1,795,848
    7,914  Harley-Davidson, Inc. ................................       407,492
                                                                   ------------
                                                                      2,203,340
                                                                   ------------
           BEVERAGES - 1.7%
   29,546  Diageo PLC, Sponsored ADR ............................     1,722,532
   23,263  PepsiCo, Inc. ........................................     1,374,378
                                                                   ------------
                                                                      3,096,910
                                                                   ------------
           BIOTECHNOLOGY - 1.1%
   39,685  Gilead Sciences, Inc.* ...............................     2,088,622
                                                                   ------------
           BUILDING PRODUCTS - 0.5%
   21,605  NCI Building Systems, Inc.* ..........................       917,780
                                                                   ------------
           CHEMICALS - 0.7%
    9,805  Georgia Gulf Corp. ...................................       298,268
   34,641  Symyx Technologies, Inc.* ............................       945,353
                                                                   ------------
                                                                      1,243,621
                                                                   ------------
           COMMERCIAL BANKS - 4.3%
   63,724  ABN AMRO Holding NV, Sponsored ADR ...................     1,665,745
   37,593  Barclays PLC, Sponsored ADR ..........................     1,581,913
   55,703  Danske Bank A/S, Sponsored ADR .......................     1,955,588
   46,217  Lloyds TSB Group PLC, Sponsored ADR ..................     1,562,135
   24,516  Nara Bancorp, Inc. ...................................       435,894
   26,717  Texas Capital Bancshares, Inc.* ......................       598,728
                                                                   ------------
                                                                      7,800,003
                                                                   ------------
           COMMERCIAL SERVICES & SUPPLIES - 0.8%
   20,271  Equifax, Inc. ........................................       770,703
   15,135  Mobile Mini, Inc.* ...................................       717,399
                                                                   ------------
                                                                      1,488,102
                                                                   ------------
           COMMUNICATIONS EQUIPMENT - 8.3%
  240,854  QUALCOMM, Inc. .......................................    10,375,990
  141,302  Telefonaktiebolaget LM Ericsson, Sponsored ADR .......     4,860,789
                                                                   ------------
                                                                     15,236,779
                                                                   ------------
           COMPUTERS & PERIPHERALS - 2.6%
   58,547  International Business Machines Corp. ................     4,812,563
                                                                   ------------
           CONSUMER FINANCE - 2.2%
   16,620  First Cash Financial Services, Inc.* .................       484,639
   65,515  SLM Corp. ............................................     3,609,221
                                                                   ------------
                                                                      4,093,860
                                                                   ------------

Page 28                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           DISTRIBUTORS - 0.3%
    7,462  Building Materials Holding Corp. .....................  $    508,983
                                                                   ------------
           DIVERSIFIED CONSUMER SERVICES - 0.6%
   28,207  Bright Horizons Family Solutions, Inc.* ..............     1,045,069
                                                                   ------------
           DIVERSIFIED FINANCIAL SERVICES - 3.5%
   34,643  HBOS PLC, Sponsored ADR ..............................     1,771,698
   55,943  ING Groep NV, Sponsored ADR ..........................     1,947,935
   44,606  Moody's Corp. ........................................     2,739,701
                                                                   ------------
                                                                      6,459,334
                                                                   ------------
           DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
   25,207  BellSouth Corp. ......................................       683,110
   43,574  BT Group PLC, Sponsored ADR ..........................     1,672,370
    1,842  CenturyTel, Inc. .....................................        61,081
                                                                   ------------
                                                                      2,416,561
                                                                   ------------
           ELECTRIC UTILITIES - 1.8%
   72,932  Endesa SA, Sponsored ADR .............................     1,896,961
   34,255  Enel SPA, Sponsored ADR ..............................     1,346,907
                                                                   ------------
                                                                      3,243,868
                                                                   ------------
           ELECTRICAL EQUIPMENT - 0.4%
   44,750  II-VI, Inc.* .........................................       799,683
                                                                   ------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
   41,164  Paxar Corp.* .........................................       808,049
                                                                   ------------
           ENERGY EQUIPMENT & SERVICES - 2.0%
   15,449  Atwood Oceanics, Inc.*. ..............................     1,205,485
   22,032  Cal Dive International, Inc.* ........................       790,728
   78,719  Superior Energy Services, Inc.* ......................     1,657,035
                                                                   ------------
                                                                      3,653,248
                                                                   ------------
           FOOD & STAPLES RETAILING - 0.1%
    7,515  Nash Finch Company. ..................................       191,482
                                                                   ------------
           FOOD PRODUCTS - 1.2%
   14,035  Peet's Coffee & Tea, Inc.* ...........................       425,962
   42,604  Unilever PLC, Sponsored ADR ..........................     1,709,272
                                                                   ------------
                                                                      2,135,234
                                                                   ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
    4,776  Biosite, Inc.* .......................................       268,841
    2,036  C.R. Bard, Inc. ......................................       134,213
   26,691  Haemonetics Corp.* ...................................     1,304,122
   44,246  Hologic, Inc.* .......................................     1,677,808
   15,596  SonoSite, Inc.* ......................................       546,016
   36,378  Ventana Medical Systems, Inc.* .......................     1,540,608
                                                                   ------------
                                                                      5,471,608
                                                                   ------------
           HEALTH CARE PROVIDERS & SERVICES - 1.5%
   20,462  Genesis HealthCare Corp.* ............................       747,272
    2,690  Laboratory Corporation of America Holdings* ..........       144,857
   20,340  LCA-Vision, Inc. .....................................       966,353

                       See Notes to Financial Statements.                Page 29

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED
           HEALTH CARE PROVIDERS & SERVICES - (CONTINUED)
    9,205  Lincare Holdings, Inc.* ..............................  $    385,782
   34,122  Option Care, Inc. ....................................       455,870
                                                                   ------------
                                                                      2,700,134
                                                                   ------------
           HOTELS, RESTAURANTS & LEISURE - 1.2%
   72,911  Starbucks Corp.* .....................................     2,188,059
                                                                   ------------
           HOUSEHOLD DURABLES - 2.2%
   10,106  Garmin Ltd. ..........................................       670,533
    1,855  NVR, Inc.* ...........................................     1,302,210
   23,273  The Black & Decker Corp. .............................     2,023,820
                                                                   ------------
                                                                      3,996,563
                                                                   ------------
           HOUSEHOLD PRODUCTS - 1.1%
   34,996  The Procter & Gamble Company .........................     2,025,568
                                                                   ------------
           INDEPENDENT POWER PRODUCERS
              & ENERGY TRADERS - 4.7%
  169,868  TXU Corp. ............................................     8,525,675
                                                                   ------------
           INSURANCE - 3.4%
  123,226  Aegon N.V. ARS .......................................     2,011,048
   19,165  SAFECO Corp. .........................................     1,082,823
   20,987  United Fire & Casualty Company .......................       848,504
   57,166  Universal American Financing Corp.* ..................       862,063
   30,362  Zenith National Insurance Corp. ......................     1,400,295
                                                                   ------------
                                                                      6,204,733
                                                                   ------------
           IT SERVICES - 1.7%
   51,776  Cognizant Technology Solutions Corp., Class A* .......     2,606,922
   20,088  Infocrossing Inc.* ...................................       172,958
   11,655  SI International, Inc.* ..............................       356,293
                                                                   ------------
                                                                      3,136,173
                                                                   ------------
           LEISURE EQUIPMENT & PRODUCTS - 0.6%
   26,903  JAKKS Pacific Inc.* ..................................       563,349
   16,273  MarineMax, Inc.* .....................................       513,739
                                                                   ------------
                                                                      1,077,088
                                                                   ------------
           MACHINERY - 1.6%
   42,070  PACCAR, Inc. .........................................     2,912,506
                                                                   ------------
           MEDIA - 0.3%
   10,637  Pixar* ...............................................       560,783
                                                                   ------------
           METALS & MINING - 3.3%
   31,928  AK Steel Holding Corp.* ..............................       253,828
    7,016  Carpenter Technology Corp. ...........................       494,418
   17,014  Commercial Metals Company ............................       638,706
   31,995  Compass Minerals International, Inc. .................       785,157
   25,245  Metal Management, Inc. ...............................       587,199
   46,651  Nucor Corp. ..........................................     3,112,555
   15,305  Wheeling-Pittsburgh Corp.* ...........................       138,051
                                                                   ------------
                                                                      6,009,914
                                                                   ------------

Page 30                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           MULTI-UTILITIES - 0.9%
   35,335  National Grid Transco PLC, Sponsored ADR .............  $  1,720,461
                                                                   ------------
           MULTILINE RETAIL - 0.5%
    8,220  Sears Holdings Corp.* ................................       949,657
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 8.8%
    6,071  Berry Petroleum Company, Class A .....................       347,261
    7,272  ConocoPhillips .......................................       423,085
   13,427  ENI SPA, Sponsored ADR ...............................     1,872,529
  146,650  Exxon Mobil Corp. ....................................     8,237,331
    2,090  Occidental Petroleum Corp. ...........................       166,949
   25,472  OMI Corp. ............................................       462,317
   17,043  Petroleum Development Corp.* .........................       568,214
   42,133  Southwestern Energy Company* .........................     1,514,260
   29,020  Swift Energy Company* ................................     1,307,931
   29,690  Whiting Petroleum Corp.* .............................     1,187,600
                                                                   ------------
                                                                     16,087,477
                                                                   ------------
           PERSONAL PRODUCTS - 0.2%
   28,681  Mannatech, Inc. ......................................       396,085
                                                                   ------------
           PHARMACEUTICALS - 5.6%
   35,666  GlaxoSmithKline PLC, ADR .............................     1,800,420
   57,906  Johnson & Johnson ....................................     3,480,151
  210,861  Pfizer, Inc. .........................................     4,917,279
                                                                   ------------
                                                                     10,197,850
                                                                   ------------
           ROAD & RAIL - 0.2%
    7,420  Arkansas Best Corp. ..................................       324,106
                                                                   ------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
   21,510  Cree, Inc.* ..........................................       542,912
  247,225  Intel Corp. ..........................................     6,170,736
                                                                   ------------
                                                                      6,713,648
                                                                   ------------
           SOFTWARE - 11.4%
  209,980  Adobe Systems, Inc. ..................................     7,760,861
   32,155  ANSYS, Inc.* .........................................     1,372,697
  100,951  Autodesk, Inc. .......................................     4,335,845
   15,294  Catapult Communications Corp.* .......................       226,198
  486,333  Oracle Corp.*. .......................................     5,938,126
   32,844  Verint Systems, Inc.* ................................     1,132,133
                                                                   ------------
                                                                     20,765,860
                                                                   ------------
           SPECIALTY RETAIL - 6.2%
   42,573  American Eagle Outfitters, Inc. ......................       978,328
   14,105  Jos. A. Bank Clothiers, Inc.*. .......................       612,298
   13,453  PETsMART, Inc. .......................................       345,204
  193,535  The Home Depot, Inc. .................................     7,834,297
   12,825  The TJX Companies, Inc. ..............................       297,925
   47,664  Urban Outfitters, Inc.* ..............................     1,206,376
                                                                   ------------
                                                                     11,274,428
                                                                   ------------

                       See Notes to Financial Statements.                Page 31

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
  SHARES                                                              VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           THRIFTS & MORTGAGE FINANCE - 0.6%
   22,107  Accredited Home Lenders Holding Company* .............  $  1,096,065
                                                                   ------------
           TOBACCO - 1.3%
   48,888  British American Tobacco PLC, Sponsored ADR ..........     2,201,916
    2,277  UST, Inc. ............................................        92,970
                                                                   ------------
                                                                      2,294,886
                                                                   ------------
           TRADING COMPANIES & DISTRIBUTORS - 0.5%
   13,678  W.W. Grainger, Inc. ..................................       972,506
                                                                   ------------
           WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    4,156  ALLTEL Corp. .........................................       262,243
                                                                   ------------
           TOTAL COMMON STOCKS ..................................   183,387,879
           (Cost $170,009,657)                                     ------------

           TOTAL INVESTMENTS - 100.3% ...........................   183,387,879
           (Cost $170,009,657)

           NET OTHER ASSETS & LIABILITIES - (0.3)% ..............      (495,520)
                                                                   ------------
           NET ASSETS - 100.0%. .................................  $182,892,359
                                                                   ============

-------------------------------------------------------------------------------
        *  Non-income producing security.
      ADR  American Depository Receipt
      ARS  American Registered Share

Page 32                See Notes to Financial Statements.

THE DOW(SM) DART 10 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 101.0%

           AUTOMOBILES - 5.1%
   30,689  General Motors Corp. .................................  $    595,980
                                                                   ------------
           COMPUTERS & PERIPHERALS - 8.9%
   12,590  International Business Machines Corp. ................     1,034,898
                                                                   ------------
           DIVERSIFIED TELECOMMUNICATION SERVICES - 10.1%
   47,750  AT&T Inc. ............................................     1,169,398
                                                                   ------------
           HOUSEHOLD PRODUCTS - 11.2%
   22,367  The Procter & Gamble Company .........................     1,294,602
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 11.7%
   24,168  Exxon Mobil Corp. ....................................     1,357,517
                                                                   ------------
           PHARMACEUTICALS - 19.6%
   38,329  Merck & Company, Inc. ................................     1,219,245
   45,329  Pfizer, Inc. .........................................     1,057,072
                                                                   ------------
                                                                      2,276,317
                                                                   ------------

           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 11.4%
   53,147  Intel Corp. ..........................................     1,326,549
                                                                   ------------
           SPECIALTY RETAIL - 10.1%
   28,869  The Home Depot, Inc. .................................     1,168,617
                                                                   ------------
           TOBACCO - 12.9%
   20,061  Altria Group, Inc. ...................................     1,498,958
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    11,722,836
           (Cost $11,946,905)                                      ------------

           TOTAL INVESTMENTS - 101.0% ...........................    11,722,836
           (Cost $11,946,905)

           NET OTHER ASSETS & LIABILITIES - (1.0)% ..............      (111,715)
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 11,611,121
                                                                   ============

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.                Page 33

THE DOW(SM) TARGET DIVIDEND PORTFOLIO*
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 100.8%

           AUTOMOBILES - 3.7%
  110,187  General Motors Corp. .................................  $  2,139,832
                                                                   ------------
           CHEMICALS - 10.1%
  118,278  Lyondell Chemical Company ............................     2,817,382
  177,775  RPM International, Inc. ..............................     3,087,952
                                                                   ------------
                                                                      5,905,334
                                                                   ------------
           COMMERCIAL BANKS - 15.5%
  111,773  Citizens Banking Corp. ...............................     3,101,701
   88,701  National City Corp. ..................................     2,977,693
   41,149  SunTrust Banks, Inc. .................................     2,994,001
                                                                   ------------
                                                                      9,073,395
                                                                   ------------
           CONTAINERS & PACKAGING - 5.6%
  110,893  Sonoco Products Company ..............................     3,260,254
                                                                   ------------
           ELECTRIC UTILITIES - 20.5%
   39,921  Entergy Corp. ........................................     2,740,577
   66,960  FirstEnergy Corp. ....................................     3,280,370
  158,406  Northeast Utilities ..................................     3,119,014
   68,907  Pinnacle West Capital Corp. ..........................     2,849,304
                                                                   ------------
                                                                     11,989,265
                                                                   ------------
           GAS UTILITIES - 4.7%
  102,704  ONEOK, Inc. ..........................................     2,735,008
                                                                   ------------
           INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.1%
   85,607  Black Hills Corp. ....................................     2,962,858
                                                                   ------------
           INSURANCE - 16.6%
   74,547  Cincinnati Financial Corp. ...........................     3,330,760
   61,318  Jefferson-Pilot Corp. ................................     3,490,834
   64,709  Unitrin, Inc. ........................................     2,915,140
                                                                   ------------
                                                                      9,736,734
                                                                   ------------
           MULTI-UTILITIES - 13.4%
  115,273  Energy East Corp. ....................................     2,628,224
  129,222  NiSource Inc. ........................................     2,695,571
  103,116  PNM Resources Inc. ...................................     2,525,311
                                                                   ------------
                                                                      7,849,106
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 5.6%
   57,623  Chevron Corp. ........................................     3,271,258
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    58,923,044
           (Cost $62,852,089)                                      ------------

           TOTAL INVESTMENTS - 100.8% ...........................    58,923,044
           (Cost $62,852,089)

           NET OTHER ASSETS & LIABILITIES - (0.8)% ..............      (484,741)
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 58,438,303
                                                                   ============

--------------------------------------------------------------------------------

           *     The Fund commenced operations on May 2, 2005.

Page 34                See Notes to Financial Statements.

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 99.0%

           HONG KONG - 31.5%
1,162,097  BOC Hong Kong (Holdings) Ltd. ........................  $  2,233,164
  768,184  Citic Pacific Ltd. ...................................     2,125,126
1,444,430  Hang Lung Properties Ltd. ............................     2,254,104
1,386,417  MTR Corp. Ltd. .......................................     2,726,816
  806,502  Yue Yuen Industrial (Holdings) Ltd. ..................     2,251,933
                                                                   ------------
                                                                     11,591,143
                                                                   ------------
           UNITED KINGDOM - 38.7%
  500,213  BAE Systems PLC ......................................     3,285,382
  568,676  BT Group PLC. ........................................     2,179,388
  492,206  GKN PLC. .............................................     2,438,885
1,497,391  Royal & Sun Alliance Insurance Group PLC .............     3,239,628
  387,235  The Peninsular & Oriental Steam
              Navigation Company ................................     3,104,648
                                                                   ------------
                                                                     14,247,931
                                                                   ------------
           UNITED STATES - 28.8%
   85,784  AT&T Inc. ............................................     2,100,850
   60,723  General Electric Company .............................     2,128,341
   56,693  JPMorgan Chase & Company .............................     2,250,145
   68,863  Merck & Company, Inc. ................................     2,190,532
   81,442  Pfizer, Inc. .........................................     1,899,228
                                                                   ------------
                                                                     10,569,096
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    36,408,170
           (Cost $33,727,257)                                      ------------

           TOTAL INVESTMENTS - 99.0% ............................    36,408,170
           (Cost $33,727,257)

           NET OTHER ASSETS & LIABILITIES - 1.0% ................       382,653
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 36,790,823
                                                                   ============

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

           Diversified Telecommunication Services ...............          11.6%
           Industrial Conglomerates .............................          11.6
           Pharmaceuticals ......................................          11.2
           Aerospace & Defense ..................................           8.9
           Insurance ............................................           8.8
           Transportation Infrastructure ........................           8.5
           Road & Rail ..........................................           7.4
           Auto Components ......................................           6.6
           Real Estate ..........................................           6.1
           Textiles, Apparel & Luxury Goods .....................           6.1
           Diversified Financial Services .......................           6.1
           Commercial Banks. ....................................           6.1
           Net Other Assets and Liabilities .....................           1.0
                                                                   ------------
                                                                          100.0%
                                                                   ============

                       See Notes to Financial Statements.                Page 35

S&P TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 99.3%

           AUTOMOBILES - 1.3%
    4,716  Harley-Davidson, Inc. ................................  $    242,827
                                                                   ------------
           BEVERAGES - 4.5%
   13,870  PepsiCo, Inc. ........................................       819,440
                                                                   ------------
           COMMERCIAL SERVICES & SUPPLIES - 2.5%
   12,090  Equifax, Inc. ........................................       459,662
                                                                   ------------
           COMMUNICATIONS EQUIPMENT - 12.4%
   52,028  QUALCOMM, Inc. .......................................     2,241,366
                                                                   ------------
           COMPUTERS & PERIPHERALS - 0.0%
    3,764  Seagate Technology, Inc. (Escrow Shares) +* ..........             0
                                                                   ------------
           CONSUMER FINANCE - 11.9%
   39,071  SLM Corp. ............................................     2,152,421
                                                                   ------------
           DIVERSIFIED FINANCIAL SERVICES - 9.1%
   26,606  Moody's Corp. ........................................     1,634,141
                                                                   ------------
           DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
   15,035  BellSouth Corp. ......................................       407,448
    1,101  CenturyTel, Inc. .....................................        36,509
                                                                   ------------
                                                                        443,957
                                                                   ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
    1,215  C.R. Bard, Inc. ......................................        80,093
                                                                   ------------
           HEALTH CARE PROVIDERS & SERVICES - 0.5%
    1,605  Laboratory Corporation of America Holdings* ..........        86,429
                                                                   ------------
           HOUSEHOLD PRODUCTS - 6.7%
   20,873  The Procter & Gamble Company .........................     1,208,129
                                                                   ------------
           INSURANCE - 3.6%
   11,433  SAFECO Corp. .........................................       645,965
                                                                   ------------
           MACHINERY - 6.0%
   15,591  PACCAR, Inc. .........................................     1,079,365
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 8.3%
    4,337  ConocoPhillips .......................................       252,326
   20,409  Exxon Mobil Corp. ....................................     1,146,373
    1,245  Occidental Petroleum Corp. ...........................        99,451
                                                                   ------------
                                                                      1,498,150
                                                                   ------------
           PHARMACEUTICALS - 11.5%
   34,533  Johnson & Johnson ....................................     2,075,433
                                                                   ------------
           SOFTWARE - 4.8%
   15,019  Adobe Systems, Inc. ..................................       555,102
    7,220  Autodesk, Inc. .......................................       310,099
                                                                   ------------
                                                                        865,201
                                                                   ------------
           SPECIALTY RETAIL - 8.9%
   35,322  The Home Depot, Inc. .................................     1,429,835
    7,647  The TJX Companies, Inc. ..............................       177,640
                                                                   ------------
                                                                      1,607,475
                                                                   ------------

Page 36                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           TOBACCO - 0.3%
    1,358  UST, Inc. ............................................  $     55,447
                                                                   ------------
           TRADING COMPANIES & DISTRIBUTORS - 3.2%
    8,158  W.W. Grainger, Inc. ..................................       580,034
                                                                   ------------
           WIRELESS TELECOMMUNICATION SERVICES - 0.9%
    2,479  ALLTEL Corp. .........................................       156,425
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    17,931,960
                                                                   ------------
           (Cost $17,071,664)

           TOTAL INVESTMENTS - 99.3% ............................    17,931,960
           (Cost $17,071,664)

           NET OTHER ASSETS & LIABILITIES - 0.7% ................       117,342
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 18,049,302
                                                                   ============

--------------------------------------------------------------------------------

      *     Non-income producing security.

      + Security is fair valued and market value is determined in accordance with procedures adopted by the Board of Trustees.

                       See Notes to Financial Statements.                Page 37

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 98.5%

           AIR FREIGHT & LOGISTICS - 6.0%
   10,523  C.H. Robinson Worldwide, Inc. ........................  $    389,667
                                                                   ------------
           BIOTECHNOLOGY - 10.1%
   12,616  Gilead Sciences, Inc.* ...............................       663,980
                                                                   ------------
           COMMUNICATIONS EQUIPMENT - 14.2%
   10,444  QUALCOMM, Inc. .......................................       449,928
   13,980  Telefonaktiebolaget LM Ericsson,
              Sponsored ADR .....................................       480,912
                                                                   ------------
                                                                        930,840
                                                                   ------------
           HEALTH CARE PROVIDERS & SERVICES - 3.9%
    6,131  Lincare Holdings, Inc.* ..............................       256,950
                                                                   ------------
           HOTELS, RESTAURANTS & LEISURE - 6.4%
   14,007  Starbucks Corp.* .....................................       420,350
                                                                   ------------
           HOUSEHOLD DURABLES - 6.8%
    6,733  Garmin Ltd. ..........................................       446,735
                                                                   ------------
           IT SERVICES - 6.4%
    8,280  Cognizant Technology Solutions Corp.,
              Class A* ..........................................       416,898
                                                                   ------------
           MACHINERY - 5.9%
    5,573  PACCAR, Inc. .........................................       385,819
                                                                   ------------
           MEDIA - 5.7%
    7,089  Pixar* ...............................................       373,732
                                                                   ------------
           MULTILINE RETAIL - 7.9%
    4,476  Sears Holdings Corp.* ................................       517,112
                                                                   ------------
           SOFTWARE - 21.7%
   14,146  Adobe Systems, Inc. ..................................       522,836
   11,683  Autodesk, Inc. .......................................       501,785
   32,607  Oracle Corp.* ........................................       398,131
                                                                   ------------
                                                                      1,422,752
                                                                   ------------
           SPECIALTY RETAIL - 3.5%
    8,960  PETsMART, Inc. .......................................       229,913
                                                                   ------------
           TOTAL COMMON STOCKS ..................................     6,454,748
                                                                   ------------
           (Cost $5,843,357)

           TOTAL INVESTMENTS - 98.5% ............................     6,454,748
           (Cost $5,843,357)

           NET OTHER ASSETS & LIABILITIES - 1.5% ................        96,797
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $  6,551,545
                                                                   ============

--------------------------------------------------------------------------------
        *  Non-income producing security.
      ADR  American Depository Receipt

Page 38                See Notes to Financial Statements.

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 99.1%

           COMPUTERS & PERIPHERALS - 7.5%
   17,522  Dell Inc.* ...........................................  $    525,485
                                                                   ------------
           FOOD & STAPLES RETAILING - 9.6%
   14,309  Wal-Mart Stores, Inc. ................................       669,661
                                                                   ------------
           INSURANCE - 8.9%
   11,602  The Allstate Corp. ...................................       627,320
                                                                   ------------
           MEDIA - 10.1%
   19,915  Dow Jones & Company, Inc. ............................       706,783
                                                                   ------------
           METALS & MINING - 15.2%
    7,396  Phelps Dodge Corp. ...................................     1,064,063
                                                                   ------------
           PHARMACEUTICALS - 8.3%
   24,838  Pfizer, Inc. .........................................       579,222
                                                                   ------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.9%
   42,488  Applied Materials, Inc. ..............................       762,235
                                                                   ------------
           SOFTWARE - 10.3%
   27,643  Microsoft Corp. ......................................       722,864
                                                                   ------------
           SPECIALTY RETAIL - 8.4%
   16,339  Bed Bath & Beyond Inc.* ..............................       590,655
                                                                   ------------
           THRIFTS & MORTGAGE FINANCE - 9.9%
   10,589  Freddie Mac ..........................................       691,991
                                                                   ------------
           TOTAL COMMON STOCKS ..................................     6,940,279
                                                                   ------------
           (Cost $6,866,978)

           TOTAL INVESTMENTS - 99.1% ............................     6,940,279
           (Cost $6,866,978)

           NET OTHER ASSETS & LIABILITIES - 0.9% ................        64,049
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $  7,004,328
                                                                   ============

--------------------------------------------------------------------------------
           *     Non-income producing security.

                       See Notes to Financial Statements.                Page 39

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 101.0%

           AEROSPACE & DEFENSE - 0.9%
   11,910  United Industrial Corp. ..............................  $    492,717
                                                                   ------------
           AIR FREIGHT & LOGISTICS - 0.5%
   19,103  Park-Ohio Holdings Corp.* ............................       269,352
                                                                   ------------
           CHEMICALS - 1.6%
   27,879  Georgia Gulf Corp. ...................................       848,079
                                                                   ------------
           DISTRIBUTORS - 1.6%
   12,368  Building Materials Holding Corp. .....................       843,621
                                                                   ------------
           ELECTRICAL EQUIPMENT - 0.8%
   24,657  II-VI, Inc.* .........................................       440,621
                                                                   ------------
           ENERGY EQUIPMENT & SERVICES - 4.2%
   62,656  Cal Dive International, Inc.* ........................     2,248,724
                                                                   ------------
           FOOD & STAPLES RETAILING - 0.6%
   12,455  Nash Finch Company. ..................................       317,353
                                                                   ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
   13,579  Biosite, Inc.* .......................................       764,362
                                                                   ------------
           HOUSEHOLD DURABLES - 12.6%
    4,771  NVR, Inc.* ...........................................     3,349,242
   40,061  The Black & Decker Corp. .............................     3,483,705
                                                                   ------------
                                                                      6,832,947
                                                                   ------------
           INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 10.3%
  110,715  TXU Corp. ............................................     5,556,786
                                                                   ------------
           IT SERVICES - 7.9%
   84,627  Cognizant Technology Solutions Corp., Class A* .......     4,260,969
                                                                   ------------
           METALS & MINING - 15.3%
   90,788  AK Steel Holding Corp.* ..............................       721,765
   19,959  Carpenter Technology Corp. ...........................     1,406,511
   48,391  Commercial Metals Company ............................     1,816,598
   65,122  Nucor Corp. ..........................................     4,344,940
                                                                   ------------
                                                                      8,289,814
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 12.2%
   17,272  Berry Petroleum Company, Class A .....................       987,958
   72,435  OMI Corp. ............................................     1,314,695
  119,831  Southwestern Energy Company* .........................     4,306,726
                                                                   ------------
                                                                      6,609,379
                                                                   ------------
           ROAD & RAIL - 1.7%
   21,108  Arkansas Best Corp. ..................................       921,997
                                                                   ------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
   61,178  Cree, Inc.* ..........................................     1,544,133
                                                                   ------------

Page 40                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           SOFTWARE - 15.1%
  112,987  Adobe Systems, Inc. ..................................  $  4,176,000
   93,285  Autodesk, Inc. .......................................     4,006,591
                                                                   ------------
                                                                      8,182,591
                                                                   ------------
           SPECIALTY RETAIL - 11.5%
  121,065  American Eagle Outfitters, Inc. ......................     2,782,074
  135,550  Urban Outfitters, Inc.* ..............................     3,430,770
                                                                   ------------
                                                                      6,212,844
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    54,636,289
                                                                   ------------
           (Cost $49,322,664)

           TOTAL INVESTMENTS - 101.0% ...........................    54,636,289
           (Cost $49,322,664)

           NET OTHER ASSETS & LIABILITIES - (1.0)% ..............      (563,873)
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 54,072,416
                                                                   ============

--------------------------------------------------------------------------------
      *    Non-income producing security.

                     See Notes to Financial Statements.                  Page 41

FIRST TRUST ENERGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 98.8%

           ENERGY EQUIPMENT & SERVICES - 34.7%
    5,402  BJ Services Company ..................................  $    198,091
    6,160  Cal Dive International, Inc.* ........................       221,082
    4,945  Grant Prideco, Inc.* .................................       218,173
    5,627  Maverick Tube Corp.* .................................       224,292
    3,067  National-Oilwell Varco Inc.* .........................       192,301
    2,646  Noble Corp. ..........................................       186,649
    5,616  Patterson-UTI Energy, Inc. ...........................       185,047
    5,314  Weatherford International Ltd.* ......................       192,367
                                                                   ------------
                                                                      1,618,002
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 64.1%
    2,500  Apache Corp. .........................................       171,300
    2,353  BP PLC, Sponsored ADR ................................       151,110
    3,841  Canadian Natural Resources Ltd. ......................       190,591
    2,847  Chevron Corp. ........................................       161,624
    2,735  ConocoPhillips .......................................       159,122
    2,905  Devon Energy Corp. ...................................       181,679
    1,240  ENI SPA, Sponsored ADR ...............................       172,930
    2,985  Exxon Mobil Corp. ....................................       167,668
    2,874  Marathon Oil Corp. ...................................       175,228
    3,850  Newfield Exploration Company* ........................       192,770
    4,697  Petro-Canada .........................................       188,303
    2,815  Petroleo Brasileiro S.A., ADR ........................       200,625
    2,719  Royal Dutch Shell PLC, Class A, ADR ..................       167,191
    2,910  The Houston Exploration Company* .....................       153,648
    1,412  Total SA, Sponsored ADR ..............................       178,477
    3,618  Valero Energy Corp. ..................................       186,689
    4,266  XTO Energy, Inc. .....................................       187,448
                                                                   ------------
                                                                      2,986,403
                                                                   ------------
           TOTAL COMMON STOCKS ..................................     4,604,405
                                                                   ------------
           (Cost $2,612,234)

           TOTAL INVESTMENTS - 98.8% ............................     4,604,405
           (Cost $2,612,234)

           NET OTHER ASSETS & LIABILITIES - 1.2% ................        56,199
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $  4,660,604
                                                                   ============

--------------------------------------------------------------------------------
      *    Non-income producing security.
      ADR  American Depository Receipt

Page 42                   See Notes to Financial Statements.

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                                VALUE
---------                                                          ------------

COMMON STOCKS - 98.6%

           CAPITAL MARKETS - 23.7%
    1,470  Affiliated Managers Group, Inc.* ...................    $    117,968
    6,009  E*TRADE Financial Corp.* ...........................         125,348
      976  Lehman Brothers Holdings, Inc. .....................         125,094
    1,853  Merrill Lynch & Company, Inc. ......................         125,504
    2,183  Morgan Stanley .....................................         123,863
    1,036  The Bear Stearns Companies, Inc. ...................         119,689
      894  The Goldman Sachs Group, Inc. ......................         114,173
                                                                   ------------
                                                                        851,639
                                                                   ------------
           COMMERCIAL BANKS - 25.6%
    2,676  Bank of America Corp. ..............................         123,497
    2,928  First Horizon National Corp. .......................         112,552
    4,265  North Fork Bancorporation, Inc. ....................         116,690
    3,207  TCF Financial Corp. ................................          87,038
    3,950  U.S. Bancorp .......................................         118,066
    1,675  UnionBanCal Corp. ..................................         115,106
    2,342  Wachovia Corp. .....................................         123,798
    1,965  Wells Fargo & Company ..............................         123,461
                                                                   ------------
                                                                        920,208
                                                                   ------------
           CONSUMER FINANCE - 6.6%
    2,250  American Express Company ...........................         115,785
    1,430  Capital One Financial Corp. ........................         123,552
                                                                   ------------
                                                                        239,337
                                                                   ------------
           DIVERSIFIED FINANCIAL SERVICES - 10.5%
    2,535  Citigroup, Inc. ....................................         123,024
    3,816  ING Groep NV, Sponsored ADR ........................         132,873
    3,092  JPMorgan Chase & Company ...........................         122,721
                                                                   ------------
                                                                        378,618
                                                                   ------------
           INSURANCE - 26.0%
    2,510  AFLAC, Inc. ........................................         116,514
    3,526  Genworth Financial Inc., Class A ...................         121,929
    2,132  Manulife Financial Corp. ...........................         125,362
    2,281  MetLife, Inc. ......................................         111,769
    4,262  Old Republic International Corp. ...................         111,920
    1,583  Prudential Financial, Inc. .........................         115,860
    1,946  The Allstate Corp. .................................         105,220
    1,473  The Hartford Financial Services Group, Inc. ........         126,516
                                                                   ------------
                                                                        935,090
                                                                   ------------
           THRIFTS & MORTGAGE FINANCE - 6.2%
    3,157  Countrywide Financial Corp. ........................         107,938
    2,962  IndyMac Bancorp, Inc. ..............................         115,577
                                                                   ------------
                                                                        223,515
                                                                   ------------

           TOTAL COMMON STOCKS ................................       3,548,407
           (Cost $2,734,301)                                       ------------

                       See Notes to Financial Statements.                Page 43

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
                                                                       VALUE
                                                                   ------------

           TOTAL INVESTMENTS - 98.6% ..........................    $  3,548,407
           (Cost $2,734,301)

           NET OTHER ASSETS & LIABILITIES - 1.4% ..............          49,972
                                                                   ------------
           NET ASSETS - 100.0% ................................    $  3,598,379
                                                                   ============
--------------------------------------------------------------------------------
        *  Non-income producing security.
      ADR  American Depository Receipt

Page 44                See Notes to Financial Statements.

FIRST TRUST PHARMACEUTICAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 98.5%

           BIOTECHNOLOGY - 15.0%
    1,991  Amgen, Inc.* ........................................   $    157,010
    2,633  Biogen Idec, Inc.* ..................................        119,354
    9,250  SERONO SA, ADR ......................................        183,705
                                                                   ------------
                                                                        460,069
                                                                   ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
    1,126  Alcon, Inc. .........................................        145,930
                                                                   ------------
           PHARMACEUTICALS - 78.7%
    3,174  Abbott Laboratories .................................        125,151
    3,350  American Pharmaceutical Partners, Inc.* .............        129,947
    3,133  AstraZeneca PLC, Sponsored ADR ......................        152,264
    2,729  Barr Pharmaceuticals, Inc.* .........................        169,989
    5,403  Endo Pharmaceuticals Holdings, Inc.* ................        163,495
    3,493  Forest Laboratories, Inc.* ..........................        142,095
    2,243  Johnson & Johnson ...................................        134,804
    2,699  Lilly (Eli) & Company ...............................        152,736
    4,658  Merck & Company, Inc. ...............................        148,171
    2,890  Novartis AG, ADR ....................................        151,667
    2,900  Novo Nordisk A/S, Sponsored ADR .....................        163,386
    5,575  Pfizer, Inc. ........................................        130,009
    3,722  Sanofi-Aventis, ADR .................................        163,396
    4,100  Shire Pharmaceuticals Group PLC,
             Sponsored ADR .....................................        159,039
    4,100  Teva Pharmaceutical Industries Ltd.,
             Sponsored ADR .....................................        176,341
    3,215  Wyeth ...............................................        148,115
                                                                   ------------
                                                                      2,410,605
                                                                   ------------

           TOTAL COMMON STOCKS .................................      3,016,604
           (Cost $2,635,873)                                       ------------

           TOTAL INVESTMENTS - 98.5% ...........................      3,016,604
           (Cost $2,635,873)

           NET OTHER ASSETS & LIABILITIES - 1.5% ...............         46,140
                                                                   ------------
           NET ASSETS - 100.0% .................................   $  3,062,744
                                                                   ============

-------------------------------------------------------------------------------

       *   Non-income producing security.
     ADR   American Depository Receipt

                       See Notes to Financial Statements.                Page 45

FIRST TRUST TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 96.1%

           COMMUNICATIONS EQUIPMENT - 11.6%
    3,040  Cisco Systems, Inc.* ................................   $     52,045
    3,368  Nokia Corp., Sponsored ADR ..........................         61,634
    1,498  QUALCOMM, Inc. ......................................         64,534
                                                                   ------------
                                                                        178,213
                                                                   ------------
           COMPUTERS & PERIPHERALS - 14.4%
    1,525  Dell Inc.* ..........................................         45,735
    4,393  EMC Corp.* ..........................................         59,833
      755  Lexmark International, Inc.* ........................         33,847
    1,287  SanDisk Corp.* ......................................         80,849
                                                                   ------------
                                                                        220,264
                                                                   ------------
           INTERNET SOFTWARE & SERVICES - 8.4%
    1,730  Digital River, Inc.* ................................         51,450
      185  Google Inc., Class A* ...............................         76,749
                                                                   ------------
                                                                        128,199
                                                                   ------------
           IT SERVICES - 8.7%
    2,400  Accenture Ltd., Class A. ............................         69,288
    1,079  Affiliated Computer Services, Inc., Class A* ........         63,855
                                                                   ------------
                                                                        133,143
                                                                   ------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 24.4%
    3,289  Applied Materials, Inc. .............................         59,005
    1,515  Broadcom Corp., Class A* ............................         71,432
    2,221  Intel Corp. .........................................         55,436
    1,233  Marvell Technology Group Ltd.* ......................         69,159
    1,476  Maxim Integrated Products, Inc. .....................         53,490
    2,032  Texas Instruments Inc. ..............................         65,166
                                                                   ------------
                                                                        373,688
                                                                   ------------
           SOFTWARE - 28.6%
    1,773  Adobe Systems, Inc. .................................         65,530
    2,655  Check Point Software Technologies Ltd.* .............         53,365
    1,400  Cognos, Inc.* .......................................         48,594
    1,015  Electronic Arts, Inc.* ..............................         53,095
    2,144  Microsoft Corp. .....................................         56,066
    4,293  Oracle Corp.* .......................................         52,418
    1,429  SAP AG, Sponsored ADR ...............................         64,405
    2,599  Symantec Corp.* .....................................         45,482
                                                                   ------------
                                                                        438,955
                                                                   ------------
           TOTAL COMMON STOCKS .................................      1,472,462
           (Cost $1,200,940)                                       ------------

           TOTAL INVESTMENTS - 96.1% ...........................      1,472,462
           (Cost $1,200,940)

           NET OTHER ASSETS & LIABILITIES - 3.9% ...............         60,173
                                                                   ------------
           NET ASSETS - 100.0% .................................   $  1,532,635
                                                                   ============

-------------------------------------------------------------------------------

       *   Non-income producing security.
     ADR   American Depository Receipt

Page 46                 See Notes to Financial Statements.

                       This Page Left Blank Intentionally.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                     THE DOW(SM)        GLOBAL
                                                                        TARGET        THE DOW(SM)       TARGET         DIVIDEND
                                                                      MANAGED VIP       DART 10        DIVIDEND       TARGET 15
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                     -------------   ------------   -------------   -------------
ASSETS
Investments, at market value
   (See portfolios of investments) (a): ..........................   $ 183,387,879   $ 11,722,836   $  58,923,044   $  36,408,170
                                                                     -------------   ------------   -------------   -------------
Cash .............................................................         588,547        213,489       2,172,230         737,951
Prepaid expenses .................................................          10,135          2,573           4,214           3,411
Other assets .....................................................              --             --              --           2,184
Receivables:
   Dividends .....................................................         332,706         29,739          21,355          80,918
   Interest ......................................................           2,283            732           3,317           3,164
   Investment securities sold ....................................              --             --              --              --
   Membership Interest purchased .................................              --             --              --              --
   From investment advisor .......................................              --             --              --              --
                                                                     -------------   ------------   -------------   -------------
      Total Assets ...............................................     184,321,550     11,969,369      61,124,160      37,235,798
                                                                     -------------   ------------   -------------   -------------
LIABILITIES:
Payables:
   Membership Interest redeemed ..................................         676,931        221,458         446,959         376,149
   Investment securities purchased ...............................         380,796        100,135       2,127,172              --
   Investment advisory fees ......................................          94,561          6,648          27,266           3,839
   Administrative fees ...........................................           4,092            261           1,258             773
   Distribution fees .............................................          39,349          2,510          12,094           7,435
   Audit fees ....................................................           7,507          7,507           8,417           7,507
   Legal fees ....................................................          20,695          1,922           2,466           4,102
   Membership Interest servicing fees ............................         135,728          9,071          40,726          24,681
   Custodian fees ................................................          52,786          3,367          12,141          13,553
   Printing fees .................................................           3,875          3,875           3,875           3,875
Accrued expenses .................................................          12,871          1,494           3,483           3,061
                                                                     -------------   ------------   -------------   -------------
      Total Liabilities ..........................................       1,429,191        358,248       2,685,857         444,975
                                                                     -------------   ------------   -------------   -------------
NET ASSETS .......................................................   $ 182,892,359   $ 11,611,121   $  58,438,303   $  36,790,823
                                                                     =============   ============   =============   =============
(a) Investments, at cost .........................................   $ 170,009,657   $ 11,946,905   $  62,852,089   $  33,727,257
                                                                     =============   ============   =============   =============
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net investment
   loss) .........................................................   $     540,815   $    548,517   $     468,833   $   1,131,052
Accumulated net realized gain/(loss) on investments sold and
   foreign currency transactions .................................      12,567,838       (428,910)        (66,178)      2,829,551
Net unrealized appreciation/(depreciation) of investments and
   foreign currency transactions .................................      13,378,222       (224,069)     (3,929,045)      2,680,760
Paid-in capital ..................................................     156,405,484     11,715,583      61,964,693      30,149,460
                                                                     -------------   ------------   -------------   -------------
      Total Net Assets ...........................................   $ 182,892,359   $ 11,611,121   $  58,438,303   $  36,790,823
                                                                     =============   ============   =============   =============
NET ASSET VALUE, offering price and redemption price of
   Membership Interest outstanding ...............................   $       10.51   $       8.41   $        9.87   $       15.27
                                                                     =============   ============   =============   =============
Number of Membership Interests outstanding .......................      17,399,861      1,381,028       5,919,313       2,409,938
                                                                     =============   ============   =============   =============

Page 48                See Notes to Financial Statements.

                                                                              FIRST TRUST
                                                  S&P           NASDAQ(R)     10 UNCOMMON    VALUE LINE(R)    FIRST TRUST
                                               TARGET 24       TARGET 15        VALUES         TARGET 25        ENERGY
                                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                             -------------   -------------   -------------   -------------   -------------
ASSETS
Investments, at market value
   (See portfolios of investments) (a): ..   $  17,931,960   $   6,454,748   $   6,940,279   $  54,636,289   $   4,604,405
                                             -------------   -------------   -------------   -------------   -------------
Cash .....................................         150,207         172,156          79,730         689,047          70,151
Prepaid expenses .........................           2,712           2,283           2,339           4,492           2,241
Other assets .............................              --              --              --              --              --
Receivables:
   Dividends .............................          41,203          13,282           5,859         105,699           3,347
   Interest ..............................             392             427             146           3,042             194
   Investment securities sold ............              --              --              --              --              --
   Membership Interest purchased .........              --             498              --              --              --
   From investment advisor ...............              --              --              --              --              --
                                             -------------   -------------   -------------   -------------   -------------
      Total Assets .......................      18,126,474       6,643,394       7,028,353      55,438,569       4,680,338
                                             -------------   -------------   -------------   -------------   -------------
LIABILITIES:
Payables:
   Membership Interest redeemed ..........          31,641              --             704         850,306             743
   Investment securities purchased .......              --          70,213              --         401,299              --
   Investment advisory fees ..............           8,129              44             695          29,251             714
   Administrative fees ...................             406             145             158           1,225             106
   Distribution fees .....................           3,904           1,393           1,515          11,782              --
   Audit fees ............................           7,507           7,507           7,507           7,507           7,507
   Legal fees ............................           2,306             852           1,156           5,301             572
   Membership Interest servicing fees ....          13,614           4,808           5,420          39,968           3,867
   Custodian fees ........................           4,749           2,611           2,412          10,684           1,958
   Printing fees .........................           3,875           3,875           3,875           3,875           3,875
Accrued expenses .........................           1,041             401             583           4,955             392
                                             -------------   -------------   -------------   -------------   -------------
      Total Liabilities ..................          77,172          91,849          24,025       1,366,153          19,734
                                             -------------   -------------   -------------   -------------   -------------
NET ASSETS ...............................   $  18,049,302   $   6,551,545   $   7,004,328   $  54,072,416   $   4,660,604
                                             =============   =============   =============   =============   =============
(a) Investments, at cost .................   $  17,071,664   $   5,843,357   $   6,866,978   $  49,322,664   $   2,612,234
                                             =============   =============   =============   =============   =============
NET ASSETS CONSIST OF:
Undistributed net investment
   income/(accumulated net investment
   loss) .................................   $      (1,368)  $    (314,631)  $    (384,711)  $    (340,124)  $     (28,986)
Accumulated net realized gain/(loss)
   on investments sold and foreign
   currency transactions .................         564,087      (2,558,328)    (15,930,669)      4,513,398         970,050
Net unrealized appreciation/(depreciation)
   of investments and foreign currency
   transactions ..........................         860,296         611,391          73,301       5,313,625       1,992,171
Paid-in capital ..........................      16,626,287       8,813,113      23,246,407      44,585,517       1,727,369
                                             -------------   -------------   -------------   -------------   -------------
      Total Net Assets ...................   $  18,049,302   $   6,551,545   $   7,004,328   $  54,072,416   $   4,660,604
                                             =============   =============   =============   =============   =============
NET ASSET VALUE, offering price and
   redemption price of Membership
   Interest outstanding ..................   $        9.02   $        9.34   $        5.23   $        4.86   $       27.96
                                             =============   =============   =============   =============   =============
Number of Membership Interests
   outstanding ...........................       2,000,232         701,508       1,338,728      11,120,282         166,704
                                             =============   =============   =============   =============   =============

                                              FIRST TRUST
                                               FINANCIAL      FIRST TRUST     FIRST TRUST
                                                SERVICES     PHARMACEUTICAL   TECHNOLOGY
                                               PORTFOLIO        PORTFOLIO      PORTFOLIO
                                             -------------   --------------   ------------
ASSETS
Investments, at market value
   (See portfolios of investments) (a): ..   $   3,548,407   $    3,016,604   $  1,472,462
                                             -------------   --------------   ------------
Cash .....................................          32,966           56,995         71,036
Prepaid expenses .........................           2,170            2,145          2,076
Other assets .............................              --               --             --
Receivables:
   Dividends .............................           4,372            2,462            135
   Interest ..............................             169              140            231
   Investment securities sold ............          27,521               --             --
   Membership Interest purchased .........              --               --             --
   From investment advisor ...............             868            1,329          1,947
                                             -------------   --------------   ------------
      Total Assets .......................       3,616,473        3,079,675      1,547,887
                                             -------------   --------------   ------------
LIABILITIES:
Payables:
   Membership Interest redeemed ..........             764              351            424
   Investment securities purchased .......              --               --             --
   Investment advisory fees ..............              --               --             --
   Administrative fees ...................              81               67             35
   Distribution fees .....................              --               --             --
   Audit fees ............................           7,507            7,507          7,507
   Legal fees ............................             558              460            239
   Membership Interest servicing fees ....           2,971            2,499          1,291
   Custodian fees ........................           1,925            1,680          1,510
   Printing fees .........................           3,875            3,875          3,875
Accrued expenses .........................             413              492            371
                                             -------------   --------------   ------------
      Total Liabilities ..................          18,094           16,931         15,252
                                             -------------   --------------   ------------
NET ASSETS ...............................   $   3,598,379   $    3,062,744   $  1,532,635
                                             =============   ==============   ============
(a) Investments, at cost .................   $   2,734,301   $    2,635,873   $  1,200,940
                                             =============   ==============   ============
NET ASSETS CONSIST OF:
Undistributed net investment
   income/(accumulated net investment
   loss) .................................   $      75,636   $      (42,543)  $   (104,528)
Accumulated net realized gain/(loss)
   on investments sold and foreign
   currency transactions .................         478,186         (775,210)    (1,551,435)
Net unrealized appreciation/(depreciation)
   of investments and foreign currency
   transactions ..........................         814,106          380,731        271,522
Paid-in capital ..........................       2,230,451        3,499,766      2,917,076
                                             -------------   --------------   ------------
      Total Net Assets ...................   $   3,598,379   $    3,062,744   $  1,532,635
                                             =============   ==============   ============
NET ASSET VALUE, offering price and
   redemption price of Membership
   Interest outstanding ..................   $       16.60   $        11.44   $       5.29
                                             =============   ==============   ============
Number of Membership Interests
   outstanding ...........................         216,779          267,650        289,657
                                             =============   ==============   ============

                       See Notes to Financial Statements.                Page 49

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                        THE DOW(SM)        GLOBAL
                                                                          TARGET        THE DOW(SM)       TARGET          DIVIDEND
                                                                        MANAGED VIP      DART 10         DIVIDEND       TARGET 15
                                                                         PORTFOLIO      PORTFOLIO       PORTFOLIO*       PORTFOLIO
                                                                       ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends .........................................................    $  2,529,392    $    406,011    $    790,252    $  1,094,624
Foreign withholding tax on dividend income ........................              --              --              --          (9,562)
Interest ..........................................................          35,875           6,812          23,382          16,330
                                                                       ------------    ------------    ------------    ------------
Total investment income ...........................................       2,565,267         412,823         813,634       1,101,392
                                                                       ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory fees ..........................................         889,576          79,166         140,924         167,162
Administration fees ...............................................          38,548           3,431           6,107           7,244
Fund accounting fees ..............................................          81,544           7,257          12,918          15,323
Distribution fees .................................................         370,657          32,986          58,719          69,651
Trustees' fees and expenses .......................................          18,289           2,046           1,119           3,521
Audit fees ........................................................          12,009          12,009          10,917          12,009
Custodian fees ....................................................         220,172          15,316          32,375          54,668
Membership Interest servicing fees ................................         463,282          40,732          74,925          86,934
Printing fees .....................................................           7,563           7,563           5,987           7,563
Other .............................................................          95,865           9,942          13,142          25,554
                                                                       ------------    ------------    ------------    ------------
   Total expenses .................................................       2,197,505         210,448         357,133         449,629
   Fees waived and expenses reimbursed by the investment advisor ..         (22,423)        (16,406)        (12,332)        (41,021)
                                                                       ------------    ------------    ------------    ------------

Net expenses ......................................................       2,175,082         194,042         344,801         408,608
                                                                       ------------    ------------    ------------    ------------
NET INVESTMENT INCOME/(LOSS) ......................................         390,185         218,781         468,833         692,784
                                                                       ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Securities .....................................................       9,889,722         427,649         (66,178)      2,334,025
   Foreign currency transactions ..................................              --              --              --         (19,376)
Net change in unrealized appreciation/(depreciation) of:
   Securities .....................................................         822,046        (951,160)     (3,929,045)        160,717
   Foreign currency translation of other assets and liabilities
     and foreign currencies .......................................              --              --              --            (958)
                                                                       ------------    ------------    ------------    ------------
Net realized and unrealized gain/(loss) on investments ............      10,711,768        (523,511)     (3,995,223)      2,474,408
                                                                       ------------    ------------    ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 11,101,953    $   (304,730)   $ (3,526,390)   $  3,167,192
                                                                       ============    ============    ============    ============

----------
* The Fund commenced operations on May 2, 2005.

Page 50                    See Notes to Financial Statements.

                                                                                                       FIRST TRUST
                                                                           S&P          NASDAQ(R)      10 UNCOMMON    VALUE LINE(R)
                                                                        TARGET 24       TARGET 15        VALUES         TARGET 25
                                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                       -----------    ------------    ------------    -------------
INVESTMENT INCOME:
Dividends .........................................................    $   262,775    $     37,912    $     96,614    $     372,819
Foreign withholding tax on dividend income ........................             --              --              --               --
Interest ..........................................................          6,605           3,668             789           17,344
                                                                       -----------    ------------    ------------    -------------
Total investment income ...........................................        269,380          41,580          97,403          390,163
                                                                       -----------    ------------    ------------    -------------

EXPENSES:
Investment advisory fees ..........................................         96,589          37,140          48,341          231,560
Administration fees ...............................................          4,186           1,609           2,095           10,034
Fund accounting fees ..............................................          8,854           3,404           4,431           21,226
Distribution fees .................................................         40,245          15,475          20,142           96,484
Trustees' fees and expenses .......................................          2,249           1,023           1,486            3,947
Audit fees ........................................................         12,009          12,009          12,009           12,009
Custodian fees ....................................................         21,851          11,258           9,815           43,511
Membership Interest servicing fees ................................         49,744          18,829          24,175          121,403
Printing fees .....................................................          7,563           7,563           7,563            7,563
Other .............................................................         11,103           4,819           6,162           25,714
                                                                       -----------    ------------    ------------    -------------
   Total expenses .................................................        254,393         113,129         136,219          573,451
   Fees waived and expenses reimbursed by the investment advisor ..        (17,876)        (22,041)        (25,699)          (7,794)
                                                                       -----------    ------------    ------------    -------------
Net expenses ......................................................        236,517          91,088         110,520          565,657
                                                                       -----------    ------------    ------------    -------------
NET INVESTMENT INCOME/(LOSS) ......................................         32,863         (49,508)        (13,117)        (175,494)
                                                                       -----------    ------------    ------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Securities .....................................................      1,055,197        (227,427)        806,435        4,669,240
   Foreign currency transactions ..................................             --              --              --               --
Net change in unrealized appreciation/(depreciation) of:
   Securities .....................................................       (335,669)        357,556        (767,899)       2,213,621
   Foreign currency translation of other assets and liabilities and
     foreign currencies ...........................................             --              --              --               --
                                                                       -----------    ------------    ------------    -------------
Net realized and unrealized gain/(loss) on investments ............        719,528         130,129          38,536        6,882,861
                                                                       -----------    ------------    ------------    -------------

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...    $   752,391    $     80,621    $     25,419    $   6,707,367
                                                                       ===========    ============    ============    =============

                                                                                      FIRST TRUST
                                                                       FIRST TRUST     FINANCIAL       FIRST TRUST     FIRST TRUST
                                                                          ENERGY       SERVICES      PHARMACEUTICAL     TECHNOLOGY
                                                                        PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                       -----------    -----------    --------------    ------------
INVESTMENT INCOME:
Dividends .........................................................    $    47,126    $    89,019    $       49,752    $      5,766
Foreign withholding tax on dividend income ........................             --             --                --              --
Interest ..........................................................          2,139          1,273             1,285           2,015
                                                                       -----------    -----------    --------------    ------------
Total investment income ...........................................         49,265         90,292            51,037           7,781
                                                                       -----------    -----------    --------------    ------------

EXPENSES:
Investment advisory fees ..........................................         25,830         23,494            19,287           9,338
Administration fees ...............................................          1,119          1,018               836             405
Fund accounting fees ..............................................          2,368          2,154             1,768             856
Distribution fees .................................................             --             --                --              --
Trustees' fees and expenses .......................................            651            706               558             268
Audit fees ........................................................         12,009         12,009            12,009          12,009
Custodian fees ....................................................          7,585          7,538             6,609           6,217
Membership Interest servicing fees ................................         14,809         13,470            11,058           5,354
Printing fees .....................................................          7,563          7,563             7,563           7,563
Other .............................................................          3,863          3,946             3,316           2,376
                                                                       -----------    -----------    --------------    ------------
   Total expenses .................................................         75,797         71,898            63,004          44,386
   Fees waived and expenses reimbursed by the investment advisor ..        (12,604)       (14,276)          (15,734)        (21,510)
                                                                       -----------    -----------    --------------    ------------

Net expenses ......................................................         63,193         57,622            47,270          22,876
                                                                       -----------    -----------    --------------    ------------
NET INVESTMENT INCOME/(LOSS) ......................................        (13,928)        32,670             3,767         (15,095)
                                                                       -----------    -----------    --------------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Securities .....................................................        813,518        455,004            65,840         110,047
   Foreign currency transactions ..................................             --             --                --              --
Net change in unrealized appreciation/(depreciation) of:
   Securities .....................................................        837,890       (243,161)          262,261         (20,082)
   Foreign currency translation of other assets and liabilities and
     foreign currencies ...........................................             --             --                --              --
                                                                       -----------    -----------    --------------    ------------
Net realized and unrealized gain/(loss) on investments ............      1,651,408        211,843           328,101          89,965
                                                                       -----------    -----------    --------------    ------------

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 1,637,480    $   244,513    $      331,868    $     74,870
                                                                       ===========    ===========    ==============    ============

                           See Notes to Financial Statements.            Page 51

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                      THE DOW(SM)     GLOBAL
                                                                        TARGET        THE DOW(SM)       TARGET        DIVIDEND
                                                                      MANAGED VIP       DART 10        DIVIDEND      TARGET 15
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO*     PORTFOLIO
                                                                    --------------   -------------  -------------  ------------
OPERATIONS:
Net investment income/(loss) .....................................  $      390,185   $     218,781  $     468,833  $    692,784
Net realized gain/(loss) on investments during the year ..........       9,889,722         427,649        (66,178)    2,314,649
Net change in unrealized appreciation/(depreciation) of
   investments during the year ...................................         822,046        (951,160)    (3,929,045)      159,759
                                                                    --------------   -------------  -------------  ------------
Net increase/(decrease) in net assets resulting from operations ..      11,101,953        (304,730)    (3,526,390)    3,167,192
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................      63,317,466        (832,824)    61,964,693    11,005,825
                                                                    --------------   -------------  -------------  ------------
Net increase/(decrease) in net assets ............................      74,419,419      (1,137,554)    58,438,303    14,173,017
NET ASSETS:
Beginning of year ................................................     108,472,940      12,748,675             --    22,617,806
                                                                    --------------   -------------  -------------  ------------
End of year ......................................................  $  182,892,359   $  11,611,121  $  58,438,303  $ 36,790,823
                                                                    ==============   =============  =============  ============
Undistributed net investment income/(accumulated net investment
   loss) at end of year ..........................................  $      540,815   $     548,517  $     468,833  $  1,131,052
                                                                    ==============   =============  =============  ============

----------
*     The Fund commenced operations on May 2, 2005.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                       GLOBAL
                                                                        TARGET       THE DOW(SM)      DIVIDEND
                                                                     MANAGED VIP       DART 10       TARGET 15
                                                                      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                    --------------  -------------  -------------
OPERATIONS:
Net investment income/(loss) .....................................  $       62,969  $     124,962  $     192,964
Net realized gain on investments during the year .................       3,850,128        222,237        716,151
Net change in unrealized appreciation/(depreciation) of
   investments during the year ...................................       7,898,114        398,814      2,023,416
                                                                    --------------  -------------  -------------
Net increase/(decrease) in net assets resulting from operations ..      11,811,211        746,013      2,932,531
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................      76,173,503      7,734,570     16,635,527
                                                                    --------------  -------------  -------------
Net increase/(decrease) in net assets ............................      87,984,714      8,480,583     19,568,058
NET ASSETS:
Beginning of year ................................................      20,488,226      4,268,092      3,049,748
                                                                    --------------  -------------  -------------
End of year ......................................................  $  108,472,940  $  12,748,675  $  22,617,806
                                                                    ==============  =============  =============
Undistributed net investment income/(accumulated net investment
   loss) at end of year ..........................................  $      150,630  $     329,736  $     438,268
                                                                    ==============  =============  =============

Page 52                 See Notes to Financial Statements.

                                                                                                      FIRST TRUST
                                                                          S&P          NASDAQ(R)      10 UNCOMMON     VALUE LINE(R)
                                                                       TARGET 24       TARGET 15         VALUES         TARGET 25
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                    --------------   -------------   --------------   -------------
OPERATIONS:
Net investment income/(loss) .....................................  $       32,863   $     (49,508)  $      (13,117)  $    (175,494)
Net realized gain on investments during the year .................       1,055,197        (227,427)         806,435       4,669,240
Net change in unrealized appreciation/(depreciation) of
    investments during the year ..................................        (335,669)        357,556         (767,899)      2,213,621
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets resulting from operations ..         752,391          80,621           25,419       6,707,367
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................       3,138,885        (557,084)      (2,823,957)     25,600,545
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets ............................       3,891,276        (476,463)      (2,798,538)     32,307,912
NET ASSETS:
Beginning of year ................................................      14,158,026       7,028,008        9,802,866      21,764,504
                                                                    --------------   -------------    -------------   -------------
End of year ......................................................  $   18,049,302   $   6,551,545   $    7,004,328   $  54,072,416
                                                                    ==============   =============   ==============   =============
Undistributed net investment income/(accumulated net investment
    loss) at end of year .........................................  $       (1,368)  $    (314,631)  $     (384,711)  $    (340,124)
                                                                    ==============   =============   ==============   =============

                                                                                      FIRST TRUST
                                                                      FIRST TRUST      FINANCIAL      FIRST TRUST      FIRST TRUST
                                                                         ENERGY         SERVICES     PHARMACEUTICAL    TECHNOLOGY
                                                                       PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                                    --------------   -------------   --------------   -------------
OPERATIONS:
Net investment income/(loss) .....................................  $      (13,928)  $      32,670   $        3,767   $     (15,095)
Net realized gain on investments during the year .................         813,518         455,004           65,840         110,047
Net change in unrealized appreciation/(depreciation) of
   investments during the year ...................................         837,890        (243,161)         262,261         (20,082)
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets resulting from operations ..       1,637,480         244,513          331,868          74,870
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................        (723,636)     (1,289,077)        (803,945)       (235,219)
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets ............................         913,844      (1,044,564)        (472,077)       (160,349)
NET ASSETS:
Beginning of year ................................................       3,746,760       4,642,943        3,534,821       1,692,984
                                                                    --------------   -------------   --------------   -------------
End of year ......................................................  $    4,660,604   $   3,598,379   $    3,062,744   $   1,532,635
                                                                    ==============   =============   ==============   =============
Undistributed net investment income/(accumulated net investment
   loss) at end of year ..........................................  $      (28,986)  $      75,636   $      (42,543)  $    (104,528)
                                                                    ==============   =============   ==============   =============

                                                                                                      FIRST TRUST
                                                                         S&P           NASDAQ(R)      10 UNCOMMON     VALUE LINE(R)
                                                                       TARGET 24       TARGET 15         VALUES         TARGET 25
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                    --------------   -------------   --------------   -------------
OPERATIONS:
Net investment income/(loss) .....................................  $      (42,595)  $     (62,803)  $      (10,793)  $     (94,932)
Net realized gain on investments during the year .................       1,013,900       1,217,686        1,287,409       1,329,992
Net change in unrealized appreciation/(depreciation) of
    investments during the year ..................................         368,516      (1,138,148)        (389,901)      1,766,601
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets resulting from operations ..       1,339,821          16,735          886,715       3,001,661
Net increase/(decrease) in net assets from Membership
    Interest transactions ........................................       7,264,076       1,938,438         (570,612)     13,827,303
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets ............................       8,603,897       1,955,173          316,103      16,828,964
NET ASSETS:
Beginning of year ................................................       5,554,129       5,072,835        9,486,763       4,935,540
                                                                    --------------   -------------   --------------   -------------
End of year ......................................................  $   14,158,026   $   7,028,008   $    9,802,866   $  21,764,504
                                                                    ==============   =============   ==============   =============
Undistributed net investment income/(accumulated net investment
    loss) at end of year .........................................  $      (34,231)  $    (265,123)  $     (371,594)  $    (164,630)
                                                                    ==============   =============   ==============   =============

                                                                                      FIRST TRUST
                                                                     FIRST TRUST       FINANCIAL       FIRST TRUST     FIRST TRUST
                                                                       ENERGY          SERVICES      PHARMACEUTICAL    TECHNOLOGY
                                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                    --------------   -------------   --------------   -------------
OPERATIONS:
Net investment income/(loss) .....................................  $       (7,113)  $      21,524   $          834   $     (15,854)
Net realized gain on investments during the year .................         438,155         376,567           17,826          48,786
Net change in unrealized appreciation/(depreciation) of
   investments during the year ...................................         525,558         245,375          (58,479)        (33,439)
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets resulting from operations ..         956,600         643,466          (39,819)           (507)
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................         (48,851)       (763,476)        (546,265)       (379,666)
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets ............................         907,749        (120,010)        (586,084)       (380,173)
NET ASSETS:
Beginning of year ................................................       2,839,011       4,762,953        4,120,905       2,073,157
                                                                    --------------   -------------   --------------   -------------
End of year ......................................................  $    3,746,760   $   4,642,943   $    3,534,821   $   1,692,984
                                                                    ==============   =============   ==============   =============
Undistributed net investment income/(accumulated net investment
   loss) at end of year ..........................................  $      (15,058)  $      42,966   $      (46,310)  $     (89,433)
                                                                    ==============   =============   ==============   =============

                        See Notes to Financial Statements.               Page 53

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                           GLOBAL
                                                          TARGET        THE DOW(SM)      THE DOW(SM)      DIVIDEND         S&P
                                                        MANAGED VIP      DART 10      TARGET DIVIDEND     TARGET 15     TARGET 24
                                                         PORTFOLIO      PORTFOLIO        PORTFOLIO*       PORTFOLIO     PORTFOLIO
                                                       -------------   ------------   ---------------   -------------  ------------
AMOUNT:
Sold ................................................  $  96,233,498   $ 13,204,502   $    70,071,643   $  27,104,620  $ 11,209,843
Redeemed ............................................    (32,916,032)   (14,037,326)       (8,106,950)    (16,098,795)   (8,070,958)
                                                       -------------   ------------   ---------------   -------------  ------------
Net increase/(decrease) .............................  $  63,317,466   $   (832,824)  $    61,964,693   $  11,005,825  $  3,138,885
                                                       =============   ============   ===============   =============  ============
MEMBERSHIP INTEREST:
Sold ................................................      9,734,749      1,560,654         6,712,686       1,909,893     1,309,487
Redeemed ............................................     (3,407,125)    (1,647,332)         (793,373)     (1,132,273)     (943,451)
                                                       -------------   ------------   ---------------   -------------  ------------
Net increase/(decrease) .............................      6,327,624        (86,678)        5,919,313         777,620       366,036
                                                       =============   ============   ===============   =============  ============

----------
*     The Fund commenced operations on May 2, 2005.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                           GLOBAL
                                                                            TARGET       THE DOW(SM)      DIVIDEND        S&P
                                                                          MANAGED VIP      DART 10        TARGET 15     TARGET 24
                                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                                         ------------   -------------   ------------   ------------
AMOUNT:
Sold ................................................................    $ 80,458,450   $  10,624,832   $ 20,757,500   $ 11,706,039
Redeemed ............................................................      (4,284,947)     (2,890,262)    (4,121,973)    (4,441,963)
                                                                         ------------   -------------   ------------   ------------
Net increase/(decrease) .............................................    $ 76,173,503   $   7,734,570   $ 16,635,527   $  7,264,076
                                                                         ============   =============   ============   ============
MEMBERSHIP INTEREST:
Sold ................................................................       9,224,929       1,304,860      1,695,923      1,462,599
Redeemed ............................................................        (500,613)       (347,269)      (339,561)      (557,152)
                                                                         ------------   -------------   ------------   ------------
Net increase/(decrease) .............................................       8,724,316         957,591      1,356,362        905,447
                                                                         ============   =============   ============   ============

Page 54                    See Notes to Financial Statements.

                                            FIRST TRUST                                  FIRST TRUST
                               NASDAQ(R)    10 UNCOMMON   VALUE LINE(R)  FIRST TRUST      FINANCIAL     FIRST TRUST     FIRST TRUST
                              TARGET 15       VALUES        TARGET 25      ENERGY         SERVICES     PHARMACEUTICAL   TECHNOLOGY
                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
AMOUNT:
Sold .....................   $ 3,372,455   $    645,194   $ 40,909,801   $    896,523   $    191,688   $      203,054   $    42,102
Redeemed .................    (3,929,539)    (3,469,151)   (15,309,256)    (1,620,159)    (1,480,765)      (1,006,999)     (277,321)
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
Net increase/(decrease) ..   $  (557,084)  $ (2,823,957)  $ 25,600,545   $   (723,636)  $ (1,289,077)  $     (803,945)  $  (235,219)
                             ===========   ============   ============   ============   ============   ==============   ===========
MEMBERSHIP INTEREST:
Sold .....................       381,927        124,442      9,116,208         38,196         12,504           19,046         8,455
Redeemed .................      (457,434)      (671,962)    (3,356,585)       (71,291)       (98,094)         (95,380)      (55,668)
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
Net increase/(decrease) ..       (75,507)      (547,520)     5,759,623        (33,095)       (85,590)         (76,334)      (47,213)
                             ===========   ============   ============   ============   ============   ==============   ===========

                                            FIRST TRUST                                  FIRST TRUST
                               NASDAQ(R)    10 UNCOMMON   VALUE LINE(R)  FIRST TRUST     FINANCIAL      FIRST TRUST     FIRST TRUST
                              TARGET 15       VALUES        TARGET 25       ENERGY        SERVICES     PHARMACEUTICAL    TECHNOLOGY
                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
AMOUNT:
Sold .....................   $ 3,978,443   $  4,004,676   $ 17,491,384   $    797,410   $    413,133   $      307,293   $    83,027
Redeemed .................    (2,040,005)    (4,575,288)    (3,664,081)      (846,261)    (1,176,609)        (853,558)     (462,693)
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
Net increase/(decrease) ..   $ 1,938,438   $   (570,612)  $ 13,827,303   $    (48,851)  $   (763,476)  $     (546,265)  $  (379,666)
                             ===========   ============   ============   ============   ============   ==============   ===========
MEMBERSHIP INTEREST:
Sold .....................       468,229        843,053      4,977,806         50,618         29,368           30,038        17,012
Redeemed .................      (237,002)      (988,150)    (1,093,931)       (50,725)       (84,982)         (84,045)      (97,252)
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
Net increase/(decrease) ..       231,227       (145,097)     3,883,875           (107)       (55,614)         (54,007)      (80,240)
                             ===========   ============   ============   ============   ============   ==============   ===========

                  See Notes to Financial Statements.                     Page 55

TARGET MANAGED VIP PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                       YEAR            YEAR             YEAR            YEAR              YEAR
                                                       ENDED           ENDED            ENDED           ENDED            ENDED
                                                      12/31/05       12/31/04         12/31/03       12/31/02(a)        12/31/01
                                                    -----------     -----------      -----------     -----------      -----------
Net asset value, beginning of year ............     $      9.80     $      8.73      $      6.47     $      8.19      $      8.62
                                                    -----------     -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................            0.03            0.01++           0.02            0.00++#           0.18++
Net realized and unrealized gain/(loss) on
   investments ................................            0.68            1.06             2.24           (1.72)           (0.61)
                                                    -----------     -----------      -----------     -----------      -----------
Total from investment operations ..............            0.71            1.07             2.26           (1.72)           (0.43)
                                                    -----------     -----------      -----------     -----------      -----------
Net asset value, end of year ..................     $     10.51     $      9.80      $      8.73     $      6.47      $      8.19
                                                    ===========     ===========      ===========     ===========      ===========
TOTAL RETURN+ .................................            7.24%          12.26%           34.93%         (21.00)%          (4.99)%
                                                    ===========     ===========      ===========     ===========      ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............     $   182,892     $   108,473      $    20,488     $    12,056      $     2,126
Ratio of operating expenses to average
   net assets .................................            1.47%           1.47%            1.47%           1.47%            1.47%
Ratio of net investment income to average
   net assets .................................            0.26%           0.14%            0.41%           0.06%            2.20%
Portfolio turnover rate .......................           75.54%          42.60%           72.28%          78.53%           47.95%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................            1.48%           2.07%            1.69%           2.73%           12.69%

--------------------------------------------------------------------------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

#     Amount represents less than $0.01 per Membership Interest.

(a) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Dow(SM) Target 5 Portfolio to the Target Managed VIP Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

Page 56                      See Notes to Financial Statements.

THE DOW(SM) DART 10 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                       YEAR              YEAR             YEAR           YEAR            YEAR
                                                      ENDED             ENDED             ENDED          ENDED           ENDED
                                                     12/31/05          12/31/04         12/31/03       12/31/02         12/31/01
                                                    ----------        ----------       ----------     ----------       ----------
Net asset value, beginning of year ............     $     8.69        $     8.37       $     6.98     $     8.54       $    10.02
                                                    ----------        ----------       ----------     ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................           0.14++            0.15++           0.22           0.12++           0.14++
Net realized and unrealized gain/(loss) on
   investments ................................          (0.42)             0.17             1.17          (1.68)           (1.62)
                                                    ----------        ----------       ----------     ----------       ----------
Total from investment operations ..............          (0.28)             0.32             1.39          (1.56)           (1.48)
                                                    ----------        ----------       ----------     ----------       ----------
Net asset value, end of year ..................     $     8.41        $     8.69       $     8.37     $     6.98       $     8.54
                                                    ==========        ==========       ==========     ==========       ==========
TOTAL RETURN+ .................................          (3.22)%            3.82%           19.91%        (18.27)%         (14.77)%
                                                    ==========        ==========       ==========     ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............     $   11,611        $   12,749       $    4,268     $    4,219       $    4,064
Ratio of operating expenses to average
   net assets .................................           1.47%             1.47%            1.47%          1.47%            1.47%
Ratio of net investment income to average
   net assets .................................           1.66%             1.84%            2.37%          1.52%            1.53%
Portfolio turnover rate .......................         145.46%            56.97%           78.12%         76.19%           38.16%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................           1.59%             2.33%            3.27%          3.13%            5.59%

--------------------------------------------------------------------------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

                       See Notes to Financial Statements.                Page 57

THE DOW(SM) TARGET DIVIDEND PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT THE PERIOD

                                                       PERIOD
                                                       ENDED
                                                     12/31/05*
                                                    ----------
Net asset value, beginning of period ..........     $    10.00
                                                    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................           0.12++
Net realized and unrealized loss on
   investments ................................          (0.25)
                                                    ----------
Total from investment operations ..............          (0.13)
                                                    ----------
Net asset value, end of period ................     $     9.87
                                                    ==========
TOTAL RETURN+ .................................          (1.30)%
                                                    ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........     $   58,438
Ratio of operating expenses to average
   net assets .................................           1.47%**
Ratio of net investment income to average
   net assets .................................           2.00%**
Portfolio turnover rate .......................          18.26%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................           1.52%**

--------------------------------------------------------------

*     The Fund commenced operations on May 2, 2005.

**    Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per Membership Interest values have been calculated using the average share method.

Page 58                 See Notes To Financial Statements.

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                        YEAR           YEAR          YEAR         YEAR         YEAR
                                                       ENDED          ENDED         ENDED        ENDED        ENDED
                                                     12/31/05(a)     12/31/04      12/31/03     12/31/02     12/31/01
                                                     -----------    ----------    ----------   ----------   ----------
Net asset value, beginning of year ................  $    13.86     $    11.05    $     8.24   $     9.66   $     9.90
                                                     ----------     ----------    ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................        0.35++         0.27++        0.33         0.25++       0.26++
Net realized and unrealized gain/(loss) on
   investments ....................................        1.06           2.54          2.48        (1.67)       (0.50)
                                                     ----------     ----------    ----------   ----------   ----------
Total from investment operations ..................        1.41           2.81          2.81        (1.42)       (0.24)
                                                     ----------     ----------    ----------   ----------   ----------
Net asset value, end of year ......................  $    15.27     $    13.86    $    11.05   $     8.24   $     9.66
                                                     ----------     ----------    ----------   ----------   ----------
TOTAL RETURN+ .....................................       10.17%         25.43%        34.10%      (14.70)%      (2.42)%
                                                     ==========     ==========    ==========   ==========   ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ................  $   36,791     $   22,618    $    3,050   $    2,341   $    2,291
Ratio of operating expenses to average
   net assets .....................................        1.47%          1.47%         1.47%        1.47%        1.47%
Ratio of net investment income to average
   net assets .....................................        2.49%          2.18%         3.36%        2.73%        2.77%
Portfolio turnover rate ...........................       70.45%         48.66%        65.57%       56.92%      105.85%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ............................        1.61%          2.67%         4.51%        4.50%        6.73%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

(a) Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

                       See Notes to Financial Statements.                Page 59

S&P TARGET 24 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                         YEAR         YEAR         YEAR         YEAR         YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED
                                                       12/31/05     12/31/04     12/31/03     12/31/02(a)  12/31/01
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year ................   $     8.66   $     7.62   $     6.14   $     7.19   $     9.54
                                                      ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ......................         0.02        (0.03)        0.03        (0.01)       (0.01)++
Net realized and unrealized gain/(loss) on
   investments ....................................         0.34         1.07         1.45        (1.04)       (2.34)
                                                      ----------   ----------   ----------   ----------   ----------
Total from investment operations ..................         0.36         1.04         1.48        (1.05)       (2.35)
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ......................   $     9.02   $     8.66   $     7.62   $     6.14   $     7.19
                                                      ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+ .....................................         4.16%       13.65%       24.10%      (14.60)%     (24.63)%
                                                      ==========   ==========   ==========   ==========   ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ................   $   18,049   $   14,158   $    5,554   $    4,767   $    3,461
Ratio of operating expenses to average
   net assets .....................................         1.47%        1.47%        1.47%        1.47%        1.47%
Ratio of net investment income/(loss)
   to average net assets ..........................         0.20%       (0.51)%       0.46%       (0.10)%      (0.07)%
Portfolio turnover rate ...........................       113.23%      103.63%       84.37%      199.84%       95.30%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ............................         1.58%        2.37%        2.89%        2.96%        5.67%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

(a) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the S&P Target 10 Portfolio to the S&P Target 24 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

Page 60                See Notes To Financial Statements.

NASDAQ(R) TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                        YEAR           YEAR           YEAR          YEAR          YEAR
                                                       ENDED          ENDED          ENDED         ENDED         ENDED
                                                      12/31/05       12/31/04       12/31/03      12/31/02      12/31/01
                                                     ----------     ----------     ----------    ----------    ----------
Net asset value, beginning of year ...............   $     9.04     $     9.29     $     6.83    $     9.25    $    12.88
                                                     ----------     ----------     ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..............................        (0.07)++       (0.10)++       (0.14)        (0.08)        (0.13)++
Net realized and unrealized gain/(loss) on
   investments ...................................         0.37          (0.15)          2.60         (2.34)        (3.50)
                                                     ----------     ----------     ----------    ----------    ----------
Total from investment operations .................         0.30          (0.25)          2.46         (2.42)        (3.63)
                                                     ----------     ----------     ----------    ----------    ----------
Net asset value, end of year .....................   $     9.34     $     9.04     $     9.29    $     6.83    $     9.25
                                                     ----------     ----------     ----------    ----------    ----------
TOTAL RETURN+ ....................................         3.32%         (2.69)%        36.02%       (26.16)%      (28.18)%
                                                     ==========     ==========     ==========    ==========    ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...............   $    6,552     $    7,028     $    5,073    $    4,105    $    4,793
Ratio of operating expenses to average
   net assets ....................................         1.47%          1.47%          1.47%         1.47%         1.47%
Ratio of net investment loss to average
   net assets ....................................        (0.80)%        (1.20)%        (1.34)%       (1.25)%       (1.31)%
Portfolio turnover rate ..........................       174.85%        116.88%         83.41%        97.68%        63.71%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ...........................         1.83%          2.52%          2.96%         3.03%         4.32%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

                       See Notes to Financial Statements.                Page 61

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED     ENDED      ENDED       ENDED      ENDED
                                                  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                                                  --------   --------   --------   --------   --------
Net asset value, beginning of year ............   $   5.20   $   4.67   $   3.41   $   5.40   $   8.39
                                                  --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.01)++   (0.02)     (0.01)     (0.03)++   (0.07)
Net realized and unrealized gain/(loss) on
   investments ................................       0.04       0.55       1.27      (1.96)     (2.92)
                                                  --------   --------   --------   --------   --------
Total from investment operations ..............       0.03       0.53       1.26      (1.99)     (2.99)
                                                  --------   --------   --------   --------   --------
Net asset value, end of year ..................   $   5.23   $   5.20   $   4.67   $   3.41   $   5.40
                                                  ========   ========   ========   ========   ========
TOTAL RETURN+ .................................       0.58%     11.35%     36.95%    (36.85)%   (35.64)%
                                                  ========   ========   ========   ========   ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............   $  7,004   $  9,803   $  9,487   $  6,752   $ 13,270
Ratio of operating expenses to average
   net assets .................................       1.37%      1.37%      1.37%      1.37%      1.37%
Ratio of net investment loss to average
   net assets .................................      (0.16)%    (0.11)%    (0.29)%    (0.78)%    (1.00)%
Portfolio turnover rate .......................      92.27%    123.18%    117.04%    105.51%    149.77%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................       1.69%      1.61%      2.36%      2.29%      2.28%

--------------------------------------------------------------------------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

Page 62                  See Notes to Financial Statements.

VALUE LINE(R) TARGET 25 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                    YEAR         YEAR        YEAR        YEAR         YEAR
                                                    ENDED       ENDED       ENDED        ENDED        ENDED
                                                  12/31/05     12/31/04    12/31/03    12/31/02(a)  12/31/01
                                                  --------     --------    --------    --------     --------
Net asset value, beginning of year ............   $   4.06     $   3.34    $   2.37    $   4.15     $   9.32
                                                  --------     --------    --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.02)++     (0.04)++    (0.02)      (0.03)++     (0.06)
Net realized and unrealized gain/(loss) on
   investments ................................       0.82         0.76        0.99       (1.75)       (5.11)
                                                  --------     --------    --------    --------     --------
Total from investment operations ..............       0.80         0.72        0.97       (1.78)       (5.17)
                                                  --------     --------    --------    --------     --------
Net asset value, end of year ..................   $   4.86     $   4.06    $   3.34    $   2.37     $   4.15
                                                  --------     --------    --------    --------     --------
TOTAL RETURN+ .................................      19.70%       21.56%      40.93%     (42.89)%     (55.47)%
                                                  ========     ========    ========    ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............   $ 54,072     $ 21,765    $  4,936    $  2,976     $    499
Ratio of operating expenses to average
   net assets .................................       1.47%        1.47%       1.47%       1.47%        1.47%
Ratio of net investment loss to average
   net assets .................................      (0.45)%      (1.13)%     (0.92)%     (1.22)%      (1.42)%
Portfolio turnover rate .......................      97.24%       86.74%      74.04%      48.99%      209.84%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................       1.49%        2.28%       3.36%       6.72%       19.43%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

(a) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                         See Notes to Financial Statements.              Page 63

FIRST TRUST ENERGY PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                    YEAR        YEAR         YEAR        YEAR         YEAR
                                                    ENDED      ENDED        ENDED        ENDED       ENDED
                                                  12/31/05    12/31/04     12/31/03    12/31/02     12/31/01
                                                  --------    --------     --------    --------     --------
Net asset value, beginning of year ............   $  18.75    $  14.20     $  10.78    $  11.29     $  15.87
                                                  --------    --------     --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.10)      (0.04)       (0.00)#     (0.02)++     (0.04)++
Net realized and unrealized gain/(loss) on
   investments ................................       9.31        4.59         3.42       (0.49)       (4.54)
                                                  --------    --------     --------    --------     --------
Total from investment operations ..............       9.21        4.55         3.42       (0.51)       (4.58)
                                                  --------    --------     --------    --------     --------
Net asset value, end of year ..................   $  27.96    $  18.75     $  14.20    $  10.78     $  11.29
                                                  --------    --------     --------    --------     --------
TOTAL RETURN+ .................................      49.12%      32.04%       31.73%      (4.52)%     (28.86)%
                                                  ========    ========     ========    ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............   $  4,661    $  3,747     $  2,839    $  2,387     $  2,069
Ratio of operating expenses to average
   net assets .................................       1.47%       1.47%        1.47%       1.47%        1.47%
Ratio of net investment loss to average
   net assets .................................      (0.32)%     (0.21)%      (0.01)%     (0.16)%      (0.29)%
Portfolio turnover rate .......................      26.84%      39.90%       32.18%      55.39%      113.79%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................       1.76%       2.88%        4.69%       4.66%       10.87%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

#     Amount represents less than $0.01 per Membership Interest.

Page 64                  See Notes to Financial Statements.

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR         YEAR        YEAR        YEAR         YEAR
                                               ENDED        ENDED       ENDED       ENDED        ENDED
                                             12/31/05     12/31/04    12/31/03    12/31/02     12/31/01
                                             --------     --------    --------    --------     --------
Net asset value, beginning of year .......   $  15.36     $  13.30    $  10.00    $  11.68     $  13.09
                                             --------     --------    --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .............       0.13++       0.08        0.04        0.02        (0.00)++#
Net realized and unrealized gain/(loss)
  on investments .........................       1.11         1.98        3.26       (1.70)       (1.41)
                                             --------     --------    --------    --------     --------
Total from investment operations .........       1.24         2.06        3.30       (1.68)       (1.41)
                                             --------     --------    --------    --------     --------
Net asset value, end of year .............   $  16.60     $  15.36    $  13.30    $  10.00     $  11.68
                                             --------     --------    --------    --------     --------
TOTAL RETURN+ ............................       8.07%       15.49%      33.00%     (14.38)%     (10.77)%
                                             ========     ========    ========    ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .......   $  3,598     $  4,643    $  4,763    $  3,696     $  3,122
Ratio of operating expenses to average
  net assets .............................       1.47%        1.47%       1.47%       1.47%        1.47%
Ratio of net investment income/(loss)
  to average net assets ..................       0.83%        0.47%       0.39%       0.18%       (0.01)%
Portfolio turnover rate ..................      28.43%       30.00%      52.32%      29.62%      127.11%
Ratio of operating expenses to average
  net assets without fee waivers and
  expenses reimbursed ....................       1.84%        2.43%       3.29%       3.37%        6.72%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

#     Amount represents less than $0.01 per Membership Interest.

                       See Notes to Financial Statements.                Page 65

FIRST TRUST PHARMACEUTICAL PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR         YEAR        YEAR        YEAR         YEAR
                                               ENDED        ENDED       ENDED       ENDED        ENDED
                                             12/31/05     12/31/04    12/31/03    12/31/02     12/31/01
                                             --------     --------    --------    --------     --------
Net asset value, beginning of year .......   $  10.28     $  10.35    $   8.65    $  12.06     $  13.54
                                             --------     --------    --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .............       0.01++       0.00++#    (0.03)      (0.03)       (0.09)++
Net realized and unrealized gain/(loss)
  on investments .........................       1.15        (0.07)       1.73       (3.38)       (1.39)
                                             --------     --------    --------    --------     --------
Total from investment operations .........       1.16        (0.07)       1.70       (3.41)       (1.48)
                                             --------     --------    --------    --------     --------
Net asset value, end of year .............   $  11.44     $  10.28    $  10.35    $   8.65     $  12.06
                                             ========     ========    ========    ========     ========
TOTAL RETURN+ ............................      11.28%       (0.68)%     19.65%     (28.28)%     (10.93)%
                                             ========     ========    ========    ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .......   $  3,063     $  3,535    $  4,121    $  3,456     $  3,777
Ratio of operating expenses to average
   net assets ............................       1.47%        1.47%       1.47%       1.47%        1.47%
Ratio of net investment income/(loss)
   to average net assets .................       0.12%        0.02%      (0.29)%     (0.49)%      (0.73)%
Portfolio turnover rate ..................      24.95%       23.21%      44.85%      72.48%       50.46%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ...................       1.96%        2.57%       3.48%       3.64%        5.96%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

#     Amount represents less than $0.01 per Membership Interest.

Page 66                See Notes to Financial Statements.

FIRST TRUST TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR         YEAR         YEAR         YEAR            YEAR
                                               ENDED        ENDED        ENDED        ENDED           ENDED
                                             12/31/05     12/31/04     12/31/03    12/31/02(a)       12/31/01
                                             --------     --------     --------    -----------      ---------
Net asset value, beginning of year .......   $   5.03     $   4.97     $   3.39    $      5.79      $   10.25
                                             --------     --------     --------    -----------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss . ....................      (0.05)++     (0.04)++     (0.06)         (0.06)++       (0.09)++
Net realized and unrealized gain/(loss)
  on investments .........................       0.31         0.10         1.64          (2.34)         (4.37)
                                             --------     --------     --------    -----------      ---------
Total from investment operations .........       0.26         0.06         1.58          (2.40)         (4.46)
                                             --------     --------     --------    -----------      ---------
Net asset value, end of year .............   $   5.29     $   5.03     $   4.97    $      3.39      $    5.79
                                             ========     ========     ========    ===========      =========
TOTAL RETURN+ ............................       5.17%        1.21%       46.61%        (41.45)%       (43.51)%
                                             ========     ========     ========    ===========      =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .......   $  1,533     $  1,693     $  2,073    $     1,477      $   1,739
Ratio of operating expenses to average
  net assets .............................       1.47%        1.47%        1.47%          1.47%          1.47%
Ratio of net investment loss to average
  net assets .............................      (0.97)%      (0.88)%      (1.22)%        (1.37)%        (1.38)%
Portfolio turnover rate ..................      21.49%       21.87%       33.81%         60.86%        185.60%
Ratio of operating expenses to average
  net assets without fee waivers and
  expenses reimbursed ....................       2.85%        4.03%        5.96%          6.23%          9.38%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

                       See Notes to Financial Statements.                Page 67

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

                               1. FUND DESCRIPTION

First Defined Portfolio Fund, LLC (the "Registrant") was organized as a Delaware limited liability company on January 8, 1999 under the laws of the State of Delaware. The Registrant is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Registrant offers twelve managed investment portfolios that may be divided into two general categories: Target Managed VIP Portfolio, The Dow(SM) DART 10 Portfolio, The Dow(SM) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, and Value Line(R) Target 25 Portfolio (the "Strategy Funds"); and First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio (the "Sector Funds"), (each, a "Fund," collectively, the "Funds"). Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in Membership Interests (each, an "Interest," collectively, the "Interests"). Each Interest represents an undivided interest in the net assets of a Fund's portfolio. Fund Interests are not offered directly to the public. Fund Interests are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B"), a Prudential Financial Company ("American Skandia"), to fund the benefits of variable annuity policies (the "Policies") issued by American Skandia. Account B is the sole member of the Registrant. Account B's variable annuity owners who have Policy values allocated to any of the Funds have indirect rights to the Registrant's Interests.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Funds determine the net asset value ("NAV") of their Interests daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of Interests outstanding.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board of Trustees of the Registrant. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in such securities' value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Registrant's Board of Trustees. All securities and other assets of a Fund denominated in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

C. FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the "Net change in unrealized appreciation/(depreciation) of foreign currency translation of other assets and liabilities and foreign currencies" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in the "Net realized gain/(loss) on foreign currency transactions" on the Statements of Operations. Unrealized depreciation of $153 from dividends receivable in foreign currencies are included in "Dividends receivable" on the Statement of Assets and Liabilities for the Global Dividend Target 15 Portfolio.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and net realized long-term and short-term capital gains of all Funds may be paid with such frequency (monthly or otherwise) as the Board of Trustees may determine from time to time. Currently all dividends paid by a Fund will be reinvested by the Fund.

E. INCOME TAXES:

The Registrant is a limited liability company with all of its Interests owned by a single entity (Account B). Accordingly, the Registrant is treated as part of the operations of American Skandia and is not taxed separately. The Registrant intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Under current tax law, interest, dividend income, and capital gains of the Registrant are not currently taxable when left to accumulate within a variable annuity contract. As such, no federal or state income tax provision is required.

F. EXPENSES:

Expenses that are directly related to one of the Funds are charged directly to that Fund. General expenses of the Registrant with the exception of audit and printing fees, which are allocated evenly among the Funds, are allocated to all the Funds based upon the average net assets of each Fund.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust Advisors L.P. ("First Trust") is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Advisory and Management Agreement. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the portfolios. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Fund's average daily net assets.

For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Funds to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Funds' average daily net assets. First Trust has entered into an agreement with the Registrant that will allow First Trust to recover from the Funds any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount reimbursed or waived during such period. The fees waived and expenses reimbursed by First Trust for the year ended December 31, 2005, are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

                                                                  FEES WAIVED   EXPENSES REIMBURSED
                                                                  -----------   -------------------
Target Managed VIP Portfolio ..................................   $    22,423        $       --
The Dow(SM) Dart 10 Portfolio .................................        16,406                --
The Dow(SM) Target Dividend Portfolio .........................        12,332                --
Global Dividend Target 15 Portfolio ...........................        41,021                --
S&P Target 24 Portfolio .......................................        17,876                --
NASDAQ(R) Target 15 Portfolio .................................        22,041                --
First Trust 10 Uncommon Values Portfolio ......................        25,699                --
Value Line(R) Target 25 Portfolio .............................         7,794                --
First Trust Energy Portfolio ..................................        12,604                --
First Trust Financial Services Portfolio ......................        14,276                --
First Trust Pharmaceutical Portfolio ..........................        15,734                --
First Trust Technology Portfolio ..............................         9,338            12,172

PFPC Inc. ("PFPC") serves as the Registrant's administrator. In addition, PFPC also provides certain fund accounting, administration and transfer agency services in accordance with certain fee arrangements.

PFPC Trust Company serves as the custodian to the Funds.

No officer or employee of First Trust, a wholly owned subsidiary of First Trust Portfolios L.P. ("FTP"), or FTP receives any compensation from the Registrant for serving as an officer or Trustee of the Registrant. The Registrant paid each Trustee who is not an officer or employee of First Trust or any of its affiliates an annual retainer of $10,000 which included compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees were paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 were paid to non-interested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees were shared by these Funds and by other funds in the First Trust fund complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2006, the non-interested Trustees are no longer paid additional fees of $1,000 and $500 for special board meetings or regular committee meetings, respectively.

                              4. DISTRIBUTION PLAN

The Registrant, on behalf of each Fund, has adopted a 12b-1 Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of each of the Funds will be subject to an annual service fee.

FTP serves as the selling agent and distributor of Interests of the Funds. In this capacity, FTP manages the offering of the Funds' Interests and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate American Skandia for providing account services to policy owners. These services include establishing and maintaining policy owner accounts, answering inquiries, and providing personal services to policy owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sales and distribution of a Fund's Interest including, without limitation, expenses of preparing, printing and distributing prospectuses to persons other than Interest holders or policy owners, as well as compensating its sales force, printing and distributing advertising and sales literature and reports to Interest holders and policy owners used in connection with the sale of a Fund's Interests, certain other expenses associated with the distribution of the Funds, and any distribution-related expenses that may be authorized by the Board of Trustees.

Payments under the Plan were suspended on May 1, 2003 for all the Funds with the exception of the First Trust 10 Uncommon Values Portfolio. On May 1, 2004, payments were reinstated for all Funds with the exception of the Sector Funds. During the year ended December 31, 2005, all service fees received by FTP were paid to American Skandia, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended December 31, 2005, were as follows:

                                                                       PURCHASES         SALES
                                                                     -------------   -------------
Target Managed VIP Portfolio .....................................   $ 178,329,318   $ 112,277,351
The Dow(SM) DART 10 Portfolio ....................................      18,431,874      18,546,580
The Dow(SM) Target Dividend Portfolio ............................      69,993,472       7,075,205
Global Dividend Target 15 Portfolio ..............................      31,259,830      19,488,801
S&P Target 24 Portfolio ..........................................      21,211,481      17,965,823
NASDAQ(R) Target 15 Portfolio ....................................      10,808,613      11,401,084
First Trust 10 Uncommon Values Portfolio .........................       7,418,838      10,318,417
Value Line(R) Target 25 Portfolio ................................      64,319,165      37,097,711
First Trust Energy Portfolio .....................................       1,143,122       1,868,104
First Trust Financial Services Portfolio .........................       1,102,152       2,365,344
First Trust Pharmaceutical Portfolio .............................         787,940       1,581,655
First Trust Technology Portfolio .................................         320,608         581,272

                             6. MEMBERSHIP INTERESTS

The Registrant has authorized an unlimited number of Membership Interests without par value of one or more series.

                            7. CONCENTRATION OF RISK

The Funds may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Each Fund may invest up to 15% of its net assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under Federal securities law or otherwise, repurchase agreements maturing in more than seven days, certain options traded in the over-the-counter market and the securities to which such options relate. In purchasing securities, which cannot be sold by a Fund without registration under the Securities Act of 1933, as amended, a Fund will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by a Fund to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

Each Fund is classified as "non-diversified" and is limited as to the percentage of its assets which may be invested in securities of any one issuer only by its own investment restrictions and diversification requirements. A Fund may therefore invest a relatively high percentage of its assets in a limited number of issuers. This does expose each Fund to greater market fluctuations than is experienced by a diversified fund. Each Fund is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE INTEREST HOLDERS AND BOARD OF TRUSTEES OF FIRST DEFINED PORTFOLIO FUND,
LLC:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the First Defined Portfolio Fund, LLC (the "Funds", comprising respectively, Target Managed VIP Portfolio, The Dow(SM) DART 10 Portfolio, The Dow(SM) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, Value Line(R) Target 25 Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the First Defined Portfolio Fund, LLC as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 15, 2006

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2005 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Registrant uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF ADVISORY CONTRACT FOR THE FIRST DEFINED PORTFOLIO FUND, LLC

At a meeting held on September 12, 2005, the Trustees unanimously re-approved for the current year the Investment Advisory and Management Agreement (the "Agreement") between First Trust Advisors L.P. ("First Trust") and First Defined Portfolio Fund, LLC (the "Company") for each Fund other than The Dow(SM) Target Dividend Portfolio (for which the contract had been approved at a meeting in March 2005). The Board of Trustees determined that the Agreement continues to be in the best interests of the Company, each applicable Fund and the interest holders and that the compensation arrangement set forth in the Agreement is fair and reasonable in light of the nature, extent and quality of the services provided by First Trust and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

To reach this determination, the Trustees considered their duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Trustees in voting on such agreements. The Independent Trustees received advice from independent legal counsel. The Trustees also applied their business judgment to determine whether the arrangement between the Company and First Trust was a reasonable business arrangement from the Funds' perspective as well as from the perspective of interest holders. In reviewing such arrangement, the Board of Trustees considered factors such as the nature, quality and scope of services provided by First Trust under the Agreement, the investment performance of the Funds, the performance of the Funds in various asset allocation models, the fairness of the fees and expenses paid by the Funds, whether the fee levels reflect any economies of scale, and any profitability realized by First Trust under the Agreement.

The Trustees considered the services provided by First Trust, including the investment of each Fund's assets and the overall administration of each Fund. The Board also considered the experience and skills of the personnel primarily responsible for providing services to the Funds. In light of these considerations and their familiarity with First Trust, the Trustees concluded that the services provided by First Trust have been and are expected to remain satisfactory.

The Board considered both the long-term and short-term performance of each Fund. In their review of performance, the Board considered data compiled by Lipper, Inc. ("Lipper") comparing each Fund's performance to a group of similar funds. The Board reviewed the advisory fees charged by First Trust to separately managed accounts, and noted that First Trust indicated that the nature of the services provided to those accounts was not comparable to those provided to the Funds. The Board also considered the performance of each Fund as compared to its benchmark. The Board noted the disappointing short-term and longer-term performance of The Dow(SM) DART 10 Portfolio and the Nasdaq(R) Target 15 Portfolio, as compared to their respective peer groups, and noted that the one-year performance of The Dow(SM) DART 10 Portfolio compared favorably to its benchmark and that the Nasdaq(R) Target 15 Portfolio had outperformed its benchmark since inception of the Fund. The Board noted that the Funds' investment results were consistent with their

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2005 (UNAUDITED)

investment objectives and generally tracked that of their respective benchmarks. The Board noted that changes in the Funds' benchmarks and investment policies over the years affected the utility of comparisons with peer group and benchmark performance. After considering such information as deemed appropriate, the Board concluded that overall performance for the Funds was satisfactory.

The Trustees considered the fees and expenses of each Fund and noted that each Fund's annual advisory fee is 0.60% of average daily net assets. The Trustees were aided in their review of fees and expenses by data compiled by Lipper showing the fees and expenses paid by similar funds. The Trustees noted the higher total expense ratios for the Funds as compared to the total expense ratios of the funds included in the Lipper report. The Trustees considered that First Trust has agreed to waive fees and reimburse expenses of each Fund through December 31, 2007 in order to prevent total operating expenses (excluding extraordinary expenses and brokerage fees) from exceeding 1.47% of average daily net assets (1.37% for the First Trust 10 Uncommon Values Portfolio). The Board of Trustees noted that the expense waiver and reimbursement policy has resulted in First Trust waiving a significant portion of the advisory fees otherwise payable by the Funds. Based on the information provided, the Board concluded that the advisory fee, coupled with the fee waiver and expense reimbursement, was reasonable. The Trustees noted that First Trust has not identified any economies of scale that could be shared with interest holders.

Based on information provided by First Trust, the Trustees analyzed the profitability to First Trust of providing services to the Funds. The Board also considered information provided by Lipper on profitability of other investment management firms. The Board noted the inherently subjective nature of any allocation methodology (and noted that First Trust had provided profitability data based on two different methodologies), and noted that, based on the information provided, First Trust operated most of the Funds and the Company, in total, at a loss.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each applicable Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2005 (UNAUDITED)

                         BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers* of the Registrant is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.

                                                                                                NUMBER OF               OTHER
                                                                                                PORTFOLIOS          TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND       TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
POSITION(S) WITH THE REGISTRANT   LENGTH OF TIME SERVED         DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee      o  One year term        Physician; President,                24 portfolios           None
D.O.B. 04/51                      o  6 years served       Wheaton Orthopedics;
c/o First Trust Advisors L.P.                             Co-owner and Co-
1001 Warrenville Road                                     Director, Sports Med
Suite 300                                                 Center for Fitness;
Lisle, IL 60532                                           Limited Partner,
                                                          Gundersen Real Estate
                                                          Partnership

Thomas R. Kadlec, Trustee         o One year term         Vice President and Chief             24 portfolios            None
D.O.B. 11/57                      o 21 months served      Financial Officer (1990
c/o First Trust Advisors L.P.                             to present), ADM
1001 Warrenville Road                                     Investor Services, Inc.
Suite 300                                                 (Futures Commission
Lisle, IL 60532                                           Merchant); Registered
                                                          Representative (2000 to
                                                          present), Segerdahl &
                                                          Company, Inc., an
                                                          NASD member (Broker-
                                                          Dealer); President,
                                                          ADM Derivatives, Inc.
                                                          (May 2005 to present)

Niel B. Nielson, Trustee          o One year term         President, Covenant                  24 portfolios     Director of Good
D.O.B. 03/54                      o 6 years served        College (June 2002 to                                  News Publishers-
c/o First Trust Advisors L.P.                             present); Pastor, College                              Crossway Books;
1001 Warrenville Road                                     Church in Wheaton                                      Covenant Transport,
Suite 300                                                 (1997 to June 2002)                                    Inc.
Lisle, IL 60532

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee           o One year Trustee      President, First Trust               24 portfolios            None
President, Chairman of the          term and indefinite   Advisors L.P. and First
Board and CEO                       officer term          Trust Portfolios L.P.;
D.O.B. 09/55                      o 6 years served        Chairman of the Board,
1001 Warrenville Road                                     BondWave LLC and
Suite 300                                                 Stonebridge Advisors
Lisle, IL 60532                                           LLC

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2005 (UNAUDITED)

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                                NUMBER OF               OTHER
                                                                                                PORTFOLIOS          TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
POSITION(S) WITH THE REGISTRANT   LENGTH OF TIME SERVED         DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley, Treasurer,       o Indefinite term          Chief Financial Officer,               N/A                  N/A
Controller, Chief Financial       o 6 years served           Managing Director,
Officer, Chief Accounting                                    First Trust Advisors L.P.
Officer                                                      and First Trust
D.O.B. 11/57                                                 Portfolios L.P.; Chief
1001 Warrenville Road                                        Financial Officer,
Suite 300                                                    BondWave LLC and
Lisle, IL 60532                                              Stonebridge Advisors
                                                             LLC

Susan M. Brix                     o Indefinite term          Representative, First                  N/A                  N/A
Assistant Vice President          o 6 years served           Trust Portfolios L.P.;
D.O.B. 01/60                                                 Assistant Portfolio
1001 Warrenville Road                                        Manager, First Trust
Suite 300                                                    Advisors L.P.
Lisle, IL 60532

Robert F. Carey                   o Indefinite term          Senior Vice President,                 N/A                  N/A
Vice President                    o 6 years served           First Trust Advisors L.P.
D.O.B. 07/63                                                 and First Trust
1001 Warrenville Road                                        Portfolios L.P.
Suite 300
Lisle, IL 60532

James M. Dykas                    o Indefinite term          Vice President, First                  N/A                  N/A
Assistant Treasurer               o 1 month served           Trust Advisors L.P. and
D.O.B. 01/66                                                 First Trust Portfolios
1001 Warrenville Road                                        L.P. (January 2005 to
Suite 300                                                    present); Executive
Lisle, IL 60532                                              Director, Van Kampen
                                                             Asset Management and
                                                             Morgan Stanley
                                                             Investment Management
                                                             (1999-2005)

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2005 (UNAUDITED)

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                                NUMBER OF               OTHER
                                                                                                PORTFOLIOS          TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
POSITION(S) WITH THE REGISTRANT   LENGTH OF TIME SERVED         DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine, Secretary       o Indefinite term       General Counsel,                          N/A                   N/A
and Chief Compliance              o 6 years served        First Trust Advisors L.P.
Officer                                                   and First Trust
D.O.B. 05/60                                              Portfolios L.P.;
1001 Warrenville Road                                     Secretary, BondWave
Suite 300                                                 LLC and Stonebridge
Lisle, IL 60532                                           Advisors LLC

Daniel J. Lindquist               o Indefinite term       Senior Vice President,                    N/A                   N/A
Vice President                    o 1 month served        First Trust Advisors L.P.;
D.O.B. 02/70                                              Vice President, First
1001 Warrenville Road                                     Trust Portfolios L.P.
Suite 300                                                 (April 2004 to present);
Lisle, IL 60532                                           Chief Operating Officer,
                                                          Mina Capital
                                                          Management, LLC
                                                          (January 2004-April
                                                          2004); Chief Operating
                                                          Officer, Samaritan Asset
                                                          Management Services,
                                                          Inc. (April 2000-January
                                                          2004)

Kristi A. Maher                   o Indefinite term       Assistant General                         N/A                   N/A
Assistant Secretary               o 18 months served      Counsel, First Trust
D.O.B. 12/66                                              Advisors L.P. and First
1001 Warrenville Road                                     Trust Portfolios L.P.
Suite 300                                                 (March 2004 to
Lisle, IL 60532                                           present); Associate,
                                                          Chapman and Cutler
                                                          LLP (1995-2004)

Roger F. Testin                   o Indefinite term       Senior Vice President,                    N/A                   N/A
Vice President                    o 4 years served        First Trust Advisors L.P.
D.O.B. 06/66                                              and First Trust Portfolios
1001 Warrenville Road                                     L.P. (August 2001 to
Suite 300                                                 present); Analyst, Dolan
Lisle, IL 60532                                           Capital Management
                                                          (1998-2001)

----------
      * The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.